As filed with the Securities and Exchange Commission on March 9, 2015

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08272

TRANSAMERICA PARTNERS PORTFOLIOS

(Exact Name of Registrant as Specified in Charter)

4600 S. Syracuse St., Suite 1100, Denver, Colorado 80237

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 493-4256

Tané T. Tyler, Esq., 4600 S. Syracuse St., Suite 1100, Denver, Colorado 80237

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1- December 31, 2014

Item 1: Report(s) to Shareholders. The Annual Report is attached.

TRANSAMERICA PARTNERS PORTFOLIOS

Annual Report

December 31, 2014

Proxy Voting Policies and Procedures

A description of the Transamerica Partners Portfolios’ (the “Portfolios”) proxy voting policies and procedures is included in the Statement of Additional Information (“SAI”), which is available without charge, upon request: (i) by calling 1-888-233-4339; (ii) on the Portfolios’ website at www.transamericapartners.com or (iii) on the SEC’s website at www.sec.gov. In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Portfolios’ filing for the twelve months ended June 30, 2014 is available without charge, upon request by calling 1-800-851-9777 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolios

The Portfolios will file their portfolios of investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Portfolios’ Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-888-233-4339.

Transamerica Partners High Quality Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

2014 can best be described as a tale of two halves. At the start of the year, geopolitical concerns, a slowdown in China, and soft economic data sparked a rally in treasuries. Comments late in the quarter from U.S. Federal Reserve (“Fed”) chairwoman Janet Yellen that rate increases could come sooner than expected quickly ended the party. The comment triggered a back-up in rates that erased the January rally on all but the longest treasuries. Sentiment in the fixed income market was “risk-on” and spreads tightened, generating excess returns in most sectors during the quarter. The exception was the agency residential mortgage-backed security sector (“RMBS”) as the Fed tapering weighed heavily on the sector. The bond market posted strong results during the second quarter as credit spreads narrowed and treasury yields continued to fall in response to weaker-than-expected first quarter gross domestic product growth. Foreign central bank buying and shifting global demand from sovereign debt buyers also contributed to the decline in yields on long term treasury securities. All spread sectors had positive excess returns during the quarter with lower quality corporates outperforming their higher quality brethren.

U.S. economic data was somewhat mixed in the third quarter. While the housing sector was somewhat anemic, economic reports in the third quarter indicated an economy growing at a moderate pace, with continued employment gains and the expansion on firmer footing. The stronger third quarter saw a backup in rates between the two-year and seven-year part of the treasury curve. Increased geopolitical tension in the Middle East, concerns about growth prospects in China and Europe, weakness in oil and commodity prices and equity friendly actions by corporations shifted investor sentiment to “risk-off”, causing spreads to widen. The net result was that excess returns were negative. The fourth quarter saw a continuation of economic disparity in the global economy. While the U.S. economy strengthened, Europe, Japan and many emerging markets were stagnating causing a rally in the U.S. dollar and treasury securities between five-year and 30-year maturities. The short-end sold off due to uncertainty regarding the timing of monetary policy changes. The rout in oil prices initially led to a selloff in the energy, basic industries, metals and mining and industrials, but later spread to other corporate sectors. According to Merrill Lynch, the corporate sector was the worst performer during the 4th quarter, generating excess returns of (1.35)%. Spreads in the agency RMBS tightened, while commercial mortgage-backed security (“CMBS”) and asset-backed security (“ABS”) spreads widened modestly during the quarter resulting in positive excess returns for the quarter.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners High Quality Bond Portfolio returned 0.81%. By comparison, its benchmark, the Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index, returned 0.78%.

STRATEGY REVIEW

The Portfolio outperformed the Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index. As of December 31, 2014, the Portfolio’s yield-to-maturity was 1.32% versus the benchmark’s 0.91%, with a duration of 1.68 years versus the benchmark’s 1.89. In anticipation of higher rates, the portfolio managers managed the Portfolio with a short-duration bias throughout 2014. During the year, the Portfolio limited purchases of securities with durations of 3+ years, while also reducing exposure to the 3-5 year part of the curve from 11% to 5% over concerns about rising rates in this part of the curve. In the second quarter, the Portfolio reduced the corporate-sector allocation to 26% (mostly in A-rated financials), and reinvested the proceeds in like-duration AAA-rated credit cards. The purpose of the trade was to take advantage of wide spreads between the subsectors, and it generated a net yield pickup. By year-end the spread differential had narrowed, and we reversed part of the trade.

The allocation to the ABS sector ended the year at 29% (+3%) and the allocation to the mortgage-backed sector increased to 32% (+3%), due primarily to purchases in the agency reverse mortgage segment. In 2014, returns were largely driven by the income/carry advantage in the spread sectors, although curve positioning was also important. That being said, the sector/security weightings contributed approximately 0.33% of excess returns during the year. The RMBS sector led (+0.14%), followed by ABS (+0.09%), and CMBS (+0.09%). The corporate sector lagged at (-0.04%). Within the agency RMBS segment, reverse mortgages and a private label collateralized mortgage obligation (backed by prime jumbo mortgages) were the best performers. Within ABS, a timeshare issue performed best, followed by a retailer credit card issue and several subordinated issues in the heavy-equipment segment. During the year, several older-vintage CMBS deals were top performers due to their strong income/carry advantage, while a subordinated note issued by Federal Home Loan Mortgage Corp. and backed by multi-family housing mortgages also contributed to the performance.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Quality Bond Portfolio

(unaudited)

MARKET ENVIRONMENT (continued)

Turning to the corporate-sector, the overweight to the financial segment and underweight to industrials and utilities detracted modestly from excess returns. The underweight to treasuries contributed 0.05% of excess return. Curve positioning was responsible for 0.10% of excess return. Specifically, the exposure to the 0-1 year and 2-3 year parts of the curve cost the Portfolio 0.09% of return, while the exposure to the 1-2 year and 3-4 year part of the curve provided 0.19% of total return. Interestingly, while we positioned the Portfolio defensively against rising rates, the reduction in our holdings in the 3-5 year maturity bucket hurt performance due to the unexpected decline in interest rates in that part of the curve.

Douglas A. Kelly, CFA

Peter S. Kaplan, CFA

Co-Portfolio Managers

Merganser Capital Management, LLC

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Inflation-Protected Securities Portfolio

(unaudited)

MARKET ENVIRONMENT

2014 was marked by global Central Bank policy divergence, most notably between that of the U.S. and U.K., which were expected to ease off accommodation and quantitative easing (“QE”), and Europe and Japan, which saw greater need to add to or maintain their record levels of easy policy. In the U.S., the inflation market saw some support in the form of a more stable flow dynamic and upside surprises to both headline and core Consumer Price Index in Spring. However, in the latter half of the year, investors focused more on plummeting energy prices and follow through effects on the run rate of inflation. As energy collapsed, breakevens reached multi-year lows, with 10-year U.S. breakevens closing the year at 1.68%. 2014 also saw a Yellen-led committee ultimately cease QE and begin shifting toward the beginning of interest rate normalization.

In the Eurozone, the European Central Bank (“ECB”) was challenged by a persistently low run rate of inflation, such that 5y5y inflation broke below 2% for the first time since 2011. This measure represents an important psychological level, as the ECB has previously relied upon medium term inflation expectations remaining resilient. Indeed, as 2014 drew to a close, and both spot and forward inflation remained dangerously at or close to deflationary territory, consensus expectations drifted toward more unconventional measures of easing (such as full-scale sovereign QE).

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners Inflation-Protected Securities Portfolio returned 3.00%. By comparison, its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, returned 3.64%.

STRATEGY REVIEW

In early 2014, the Portfolio was generally overweight long forward real rates as an expression of fundamental value. We believed that long forwards were trading too cheap relative to longer-term U.S. growth expectations. As the year evolved and long forward real rates rallied and rate curves flattened, the Portfolio transitioned to an underweight in long forward real rates. Over the year, the Portfolio was generally long inflation expectations (U.S. breakevens), especially further out the curve. As U.S. breakevens collapsed in line with energy prices, this positioning detracted from performance. The Portfolio also held a short duration stance at various points in the year, in part to hedge declining energy prices, the Portfolio’s long U.S. breakeven positioning, and to target the area of the curve most vulnerable to unexpected shifts in U.S. Federal Reserve policy. These shorts were generally concentrated in the front-end of both the real and nominal curve. In the non-U.S. space, the Portfolio benefited from allocations to Italian, New Zealand, and Brazilian inflation-linked bonds, and Australian real rate relative value trades relative to U.S. rates.

From a security selection perspective, the Portfolio was managed to be short off-the-run Treasury inflation protected securities (“TIPS”) versus on-the-run TIPS, favoring the most recently issued TIPS across the curve. The Portfolio continues to hold the position, as the changing regulatory environment and heightened pressure on dealer inventory has made off-the-run issues less attractive versus their on-the-run counterparts. Various derivatives were utilized to attain desired portfolio positioning. According to the Statement of Operations, contribution from derivatives was negative. Purchased options and swaptions, futures, and swaps had a negative impact on the Portfolio, while written options and swaptions and forward foreign currency trades were accretive to performance.

Martin Hegarty

Gargi Chaudhuri

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Core Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the year got off to a poor start, as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained soft, as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by more than half. In fixed income markets, lower-quality securities were hurt by the commodities sell-off, as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction – either increasing the pace of QE or seeking alternative ways to implement QE policy. Even China, the largest emerging market country, added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners Core Bond Portfolio returned 6.32%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned 5.97%.

STRATEGY REVIEW

The Portfolio underperformed the benchmark during the year ended December 31, 2014. The biggest driver of performance was our short duration positioning and underweighting of U.S. Treasuries and agency mortgage-backed securities (“MBS”). Our overweighting of various spread products added positively to returns but did not deliver enough positive total return to offset the difference. Interest rates declined in 2014, with the long-term treasury component of the market leading in total returns for the year. While our short duration positioning was a drag on performance, it was somewhat offset by our yield curve positioning. We concentrated our underweight in the front and intermediate parts of the yield curve, believing that these segments of the market were most exposed to potential rate adjustment as the U.S. Federal Reserve (“Fed”) policy normalizes.

2014 was a year of two halves for most spread-based assets. The first part of the year saw mediocre growth and the emergence of geopolitical issues, but the markets did not react much to the broader risks and spreads generally tightened. While investment grade funds saw continued inflows during most of the year and also enjoyed strong issuance of new debt, corporate bonds finished 2014 with five consecutive months of negative excess returns. Many of the positive technicals supporting tight credit spreads unwound in the second half of the year, as the Fed completed ending its QE program and commodity prices fell. Our overweighting of financials was additive during the period, as credit spreads tightened due to the improved environment for asset quality and regulations supporting credit quality. In our emerging market positioning, we continued to be selective given the changing nature of global growth. Avoiding idiosyncratic risks remains paramount, in our opinion, given low all-in yields.

MBS outperformed their duration matched treasuries in the year, and our underweight was a negative contribution to performance. We continued to invest in agency mortgage dollar rolls which were helped by the Fed’s balance sheet policies and non-agency MBS re-REMICs (Real Estate Mortgage Investment Conduit), which have benefited from the extra yield and positive technicals. We remain underweight to agency MBS, reflecting our expectation that the Fed’s reduced role in the market may lead to deteriorating technicals and widening spreads. We liked (and continue to like) other securitized segments, particularly niche sectors in asset-backed securities and select commercial MBS. Both segments generated excess return versus treasuries in 2014 and, in our opinion, continue to offer attractive spreads.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Core Bond Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Global divergences have changed the investing landscape, with energy weakness, U.S. dollar strength and the accompanying lack of inflationary pressures creating higher volatility. While the Fed may be less supportive in 2015, many other central banks continue to attempt to reflate their economies. In our opinion, this may still help to foster a decent investing environment for select spread-based assets. With expectations for solid economic growth in the U.S. and a Fed that may start to raise rates, we are cautious around duration risks. We continue to like risk assets, though we remain selective as idiosyncratic risks continue to rise and low all-in yields may limit upside.

Aegon USA Investment Management, LLC took over management responsibilities for the Portfolio as of May 1, 2014. From that date through the end of the period, derivatives were not utilized in the Portfolio. From the beginning of the period through May 1, 2014, the Portfolio was managed by a different sub-adviser who did utilize various derivatives instruments. During that time period, derivatives added to total returns.

Brian W. Westhoff, CFA

Rick Perry, CFA

Doug Weih, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Yield Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the year got off to a poor start, as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained soft, as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by more than half. In fixed income markets, lower-quality securities were hurt by the commodities sell-off, as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction – either increasing the pace of QE or seeking alternative ways to implement QE policy. Even China, the largest emerging market country, added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners High Yield Bond Portfolio returned 3.16%. By comparison, its benchmark, the Bank of America Merrill Lynch High Yield Master II Index, returned 2.50%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark for the year. The most significant drivers of outperformance were our underweighting in the global commodity-related sectors such as oil, and individual selections of B- and CCC-rated securities. The benefit of these decisions was partially offset by an underweighting in the BB sector, the best-performing ratings category within the high-yield universe.

From a sector standpoint, energy, communications, and basic industry were strong contributors, while the sectors contributing the least included capital goods, other industrials, and consumer non-cyclicals. The best-performing securities in the Portfolio were NRG Energy, Inc., Cablevision Systems Corp., CHS/Community Health Systems, Inc., Clear Channel Outdoor Holdings, Inc. (no longer held at year end), and Kinder Morgan, Inc. The biggest individual detractors included Energy XXI Gulf Coast, Inc., Linn Energy LLC/Linn Energy Finance Corp., Associated Materials LLC/AMH New Finance, Inc., BreitBurn Energy Partners, LP/BreitBurn Finance Corp., and PHI, Inc.

As the year came to a close, we remained constructive on the high yield asset class on an absolute basis and relative to other fixed income assets. Fundamentals for the asset class were generally positive, in our view, with the exception of some of the commodity-related sectors. Overall, earnings remained at high levels, default rates were low, and the sharp drop in energy prices was providing a tailwind for the U.S. consumer and many consumer-related sectors. We continued (and will likely continue) to be cautious toward energy and other commodity-related companies; given the magnitude of the declines in price for oil and other commodities, earnings for the segment did not look promising as the year came to a close. The energy and commodities segment notwithstanding, high-yield valuations were relatively attractive and, we believe, well positioned to absorb modestly higher treasury rates while generating coupon-like returns.

Kevin Bakker, CFA

Portfolio Manager

Aegon USA Investment Management, LLC

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the year got off to a poor start, as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained soft, as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by more than half. In fixed income markets, lower-quality securities were hurt by the commodities sell-off, as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction – either increasing the pace of QE or seeking alternative ways to implement QE policy. Even China, the largest emerging market country, added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

J.P. Morgan Investment Management Inc.

While many correctly anticipated a positive 2014 for the U.S. stock market, few could have predicted the way in which it was achieved. Large-cap stocks outperformed small caps, and defensive sectors outperformed cyclical ones. The market experienced three major pullbacks in 2014. Equities rebounded robustly each time on the strength of economic and market fundamentals. By the end of 2014, the S&P 500® made numerous new all-time highs and came very close to finishing the calendar year at a record. Large-cap stocks, as represented by the S&P 500®, returned 13.7%, significantly outpacing small-cap stocks, measured by the Russell 2000® Index, which gained 4.9%.

Equity markets got off to a rough start in January 2014 due to concerns with emerging market central banks’ ability to sustainably fight inflation and deteriorating current account deficits. The Argentinean peso fell dramatically, and the Turkish Central Bank aggressively raised its overnight lending rate in efforts defend its currency. In late February, geopolitical concerns started to heat up as Russia sent troops into the Crimea region of Ukraine. Markets eventually settled down as Crimean citizens voted to join Russia without resistance.

Most of the actions coming from the U.S. Federal Reserve (“Fed”) were in line with expectations. One highlight was Fed Chair Janet Yellen’s remark during her March press conference. While perhaps inadvertent, she stated that rate hikes could commence six months after the end of asset purchases (i.e., QE), which would imply sometime during the second quarter of 2015. Several investors believe these remarks may have sparked the vicious rotation out of equities with higher growth expectations and into stocks with more attractive valuations and higher dividend yields.

Investors were quite perplexed when bond yields continued to fall after an April Employment Report that significantly exceeded expectations. Geopolitical tensions in the Ukraine, unrest in Iraq and concerns over U.S. growth were cited, particularly after the poor showing of U.S. first-quarter gross domestic product (“GDP”), which showed a larger than expected contraction. Looking back, the low-yield environment did not necessarily reflect poor growth prospects for the U.S., but was seemingly more a function of supply and demand. Given the low yields in developed countries such as Japan, Germany and France, yields in the U.S. looked relatively more attractive. At the same time, an improving U.S. fiscal deficit has led to lower levels of treasury issuance, decreasing the overall supply in the market.

The year’s deepest sell-off began in mid-September as the possibility of another recession in Europe rose to the forefront. First, the September Markit German Manufacturing Purchasing Managers’ Index (“PMI”) signaled economic contraction. Subsequent releases showed German industrial orders, industrial production and exports for August falling significantly from July levels. However, equities began to rebound as the October Markit Flash Manufacturing PMI for the broader Eurozone signaled renewed expansion. As expected, the Fed ended its QE program in October.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

(unaudited)

MARKET ENVIRONMENT (continued)

The final bout of volatility came in early December amid concerns over the fierce decline in crude oil prices, the collapse of Russian equity markets and its currency, and increasing political uncertainty in Greece. Markets rebounded on the strength of U.S. economic data, as November vehicle sales showed better than expected growth, and nonfarm payrolls achieved the strongest monthly gain since January of 2012. The strength of the U.S. economy was also confirmed with the final estimate of third-quarter GDP posting an annualized growth rate of 5.0%.

The top-performing sector within the S&P 500® in 2014 was utilities, helped by the fall in bond yields and investors’ thirst for income. The worst-performing sector was energy. Energy stocks sold off hard beginning in the late summer as crude oil prices began to fall. By the end of the year, crude oil prices had fallen by over 50% from the high point reached during summer.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners Balanced Portfolio returned 10.99%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the S&P 500®, returned 5.97% and 13.69%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

The fixed income sleeve of the Portfolio underperformed the benchmark during the year ended December 31, 2014. The biggest driver of performance was our short duration positioning and underweighting of U.S. Treasuries and agency mortgage-backed securities (“MBS”). Our overweighting of various spread products added positively to returns but did not deliver enough positive total return to offset the difference. Interest rates declined in 2014, with the long-term treasury component of the market leading in total returns for the year. While our short duration positioning was a drag on performance, it was somewhat offset by our yield curve positioning. We concentrated our underweight in the front and intermediate parts of the yield curve, believing that these segments of the market were most exposed to potential rate adjustment as the Fed policy normalizes.

2014 was a year of two halves for most spread-based assets. The first part of the year saw mediocre growth and the emergence of geopolitical issues, but the markets did not react much to the broader risks and spreads generally tightened. While investment grade funds saw continued inflows during most of the year and also enjoyed strong issuance of new debt, corporate bonds finished 2014 with five consecutive months of negative excess returns. Many of the positive technicals supporting tight credit spreads unwound in the second half of the year, as the Fed completed ending its QE program and commodity prices fell. Our overweighting of financials was additive during the period, as credit spreads tightened due to the improved environment for asset quality and regulations supporting credit quality. In our emerging market positioning, we continued to be selective given the changing nature of global growth. Avoiding idiosyncratic risks remains paramount, in our opinion, given low all-in yields.

MBS outperformed their duration matched treasuries in the year, and our underweight was a negative contribution to performance. We continued to invest in agency mortgage dollar rolls which were helped by the Fed’s balance sheet policies and non-agency MBS re-REMICs (Real Estate Mortgage Investment Conduit), which have benefited from the extra yield and positive technicals. We remain underweight to agency MBS, reflecting our expectation that the Fed’s reduced role in the market may lead to deteriorating technicals and widening spreads. We liked (and continue to like) other securitized segments, particularly niche sectors in asset-backed securities and select commercial MBS. Both segments generated excess return versus treasuries in 2014 and, in our opinion, continue to offer attractive spreads.

Global divergences have changed the investing landscape, with energy weakness, U.S. dollar strength and the accompanying lack of inflationary pressures creating higher volatility. While the Fed may be less supportive in 2015, many other central banks continue to attempt to reflate their economies. In our opinion, this may still help to foster a decent investing environment for select spread-based assets. With expectations for solid economic growth in the U.S. and a Fed that may start to raise rates, we are cautious around duration risks. We continue to like risk assets, though we remain selective as idiosyncratic risks continue to rise and low all-in yields may limit upside.

Aegon USA Investment Management, LLC took over management responsibilities for the Portfolio as of May 1, 2014. From that date through the end of the period, derivatives were not utilized in the Portfolio. From the beginning of the period through May 1, 2014, the Portfolio was managed by a different sub-adviser who did utilize various derivatives instruments. During that time period, derivatives added to total returns.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

(unaudited)

STRATEGY REVIEW (continued)

J.P. Morgan Investment Management Inc.

The Portfolio’s equity sleeve outperformed its benchmark for the year ended December 31, 2014. Stock selection in the retail, consumer cyclical and hardware and semi-conductors sectors added value, while stock selection in the pharmaceutical/medical technology, energy and industrial cyclical sectors weighed on returns.

In the consumer cyclical sector, an overweight position in Union Pacific Corp. contributed to performance during 2014. Union Pacific Corp. has seen better pricing after bottoming in the first quarter of 2014 and has not faced the same export coal issues plaguing competitors CSX Corp. and Norfolk Southern Corp. (no longer held at year end). We remain positive, as we believe that Union Pacific Corp. has a diverse, balanced rail franchise and still looks to have ample room for margin improvement. The company has also maintained a disciplined commitment to pricing growth.

In the media sector, Time Warner, Inc. shares rallied on the takeover bid from 21st Century Fox. Time Warner, Inc. rejected the bid, and it was later withdrawn. Time Warner, Inc. had also reported better-than-expected revenues and earnings per share, with gains fairly balanced across divisions. We expect long-term growth to be largely driven by low-risk affiliate fee growth, international pay TV growth, an improving film slate from DC Comics, Lego and J.K. Rowling, flat non-programming expense growth and continued share buybacks. In our opinion, it is very well-positioned to capitalize on the secular industry trends and continues to be our favorite among the traditional media names. It trades at a below average multiple even though it has been one of the fastest growers in the group.

Within the semiconductors space, our overweight position in Avago Technologies, Ltd., Class A contributed to performance during the fourth quarter and year. Continued content gains in the high-end Radio Frequency (“RF”) filter market, robust strength in non-mobile businesses and the accretive acquisition of LSI all benefitted Avago Technologies, Ltd. in 2014. We remain constructive on Avago Technologies, Ltd., Class A as we believe the continued worldwide shift to 4G/LTE handsets can benefit the company’s RF filter business.

On the negative side, Fluor Corp. hurt results in the industrial cyclical space as the declining price of oil fed investor concerns about the potential cancelation or delay of some of the company’s larger projects. However, we do not believe that temporary oil price fluctuations will have a significant impact on capital spending among Fluor Corp.’s customers. Management has been repurchasing shares, profit margins have been increasing and we believe that the company has strong prospects in the pipeline. Also in the space, as oil prices plunged in the fourth quarter, so did Ensco PLC, Class A shares. We expect that the downturn in oil prices may reduce offshore demand growth significantly for the next few years, as many operators have struggled with cost issues even with Brent crude oil prices at $100 per barrel. Within the consumer cyclical sector, an overweight position in General Motors Co. detracted from performance for the year. The stock suffered from negative investor sentiment over numerous recall-related issues. We still like General Motors Co., as we believe the valuation remains attractive, and we believe that General Motors Co. may experience an earnings inflection in 2015.

The Portfolio uses derivatives to hedge cash positions. The derivatives have a negligible impact on performance.

Brian W. Westhoff, CFA

Rick Perry, CFA

Doug Weih, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Aryeh Glatter

Raffaele Zingone, CFA

Tim Snyder, CFA

Steven G. Lee

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Large Value Portfolio

(unaudited)

MARKET ENVIRONMENT

The U.S. equity markets reached a number of milestones last year: It was the sixth consecutive year with positive returns and the third with double-digit advances, capping the fourth longest post-war gain. Despite the strength of the market, low-beta stocks unexpectedly dominated. For much of the year, small-cap stocks trailed large-cap stocks (the fourth quarter was an exception to that trend). Similarly, the market exhibited no style preference over the course of the year; however, more recently, value edged out growth. On a broader level, U.S. equities fared better than their international brethren (developed and emerging) and long-term treasuries and real estate investment trusts were crowned king.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners Large Value Portfolio returned 9.82%. By comparison, its primary and secondary benchmarks, the Russell 1000® Value Index and the S&P 500®, returned 13.45% and 13.69%, respectively.

STRATEGY REVIEW

The Portfolio underperformed the Russell 1000® Value Index.

The Portfolio invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach – we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings.

It was the second worst four consecutive quarters of underperformance in our 19-year history of managing the Portfolio. Our work was unable to gain traction in an environment where low risk and large caps reigned supreme. While we don’t explicitly control for volatility and size, we are ultimately exposed to both as a result of our bottom-up stock selection. Management and momentum factors – specifically long-term growth and price-relative strength – proved unkind to our work, particularly among the Portfolio’s holdings in the energy and financials sectors. Our value orientation, however, aided relative return, helping to dampen the negative influence of other factors used in our process.

We remain firm in our conviction that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management, earnings power, and favorable sentiment.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Gregory J. Rogers

R. Brian Wenzinger

Christopher J. W. Whitehead

Co-Portfolio Managers

AJO, LP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Large Core Portfolio

(unaudited)

MARKET ENVIRONMENT

The U.S. equity markets reached a number of milestones last year: It was the sixth consecutive year with positive returns and the third with double-digit advances, capping the fourth longest post-war gain. Despite the strength of the market, low-beta stocks unexpectedly dominated. For much of the year, small-cap stocks trailed large-cap stocks (the fourth quarter was an exception to that trend). Similarly, the market exhibited no style preference over the course of the year; however, more recently, value edged out growth. On a broader level, U.S. equities fared better than their international brethren (developed and emerging) and long-term treasuries and real estate investment trusts were crowned king.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners Large Core Portfolio returned 15.16%. By comparison, its primary and secondary benchmarks, the Russell 1000® Index and the S&P 500®, returned 13.24% and 13.69%, respectively.

STRATEGY REVIEW

The Portfolio outperformed the S&P 500® for the year.

The Portfolio invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach – we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings.

All four pillars of attractiveness contributed to our relative return this year. Our deeper-than-benchmark value orientation was particularly effective this year, notably in the information technology sector. Nearly all measures of management supported our positive relative return, especially those used to capture long-term growth prospects and efficient asset utilization. Momentum aided performance by leading us to emphasize companies in the industrials sector with robust earnings revisions, like top contributor Southwest Airlines Co. Sentiment in the form of options implied volatility and institutional ownership proved to be a strong indicator of positive returns. And while we don’t make sector bets, we do make some industry bets as a result of our bottom-up stock selection, which resulted in a positive boost to the bottom line.

We remain firm in our conviction that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management, earnings power, and favorable sentiment.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Gregory J. Rogers

R. Brian Wenzinger

Christopher J. W. Whitehead

Co-Portfolio Managers

AJO, LP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Large Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Jennison Associates LLC

The U.S. equity market’s advance in 2014, reflected sustained improvement in the U.S. economic outlook. Corporate profits remained strong; housing and employment indicators improved; and consumer confidence rose to post-recession highs. The U.S. Federal Reserve tapered its quantitative easing program, signaling confidence in the health of U.S. economic activity and labor market conditions. U.S. gross domestic product contracted in early 2014, largely because of severe winter weather, before quickly rebounding. Economic activity in Europe, already anemic, faced new challenges stemming from Ukraine-Russia tensions. China’s expansion moderated as the country sought a better balance between internal and external growth. Energy prices fell, and the U.S. dollar strengthened against most other currencies.

Wellington Management Company, LLP

U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite a myriad of adversely weather-influenced economic data, the S&P 500® rebounded from January’s pullback and finished February at a new peak. By the end of the second quarter the Index was up 224.4% from its closing low on March 9, 2009. The second half of the year was also bumpy, with U.S. equities sinking in July, rebounding in August, and falling once again around mid-September before recovering in October. Stocks hit several all-time highs toward the end of the period, pulling back slightly on the final trading day of November and into December, led by weakness in the energy sector after OPEC’s decision to leave production unchanged amid falling oil prices.

Nine of the ten sectors in the Russell 1000® Growth Index posted positive returns during the period, led by health care, utilities, and information technology. Energy posted the lone negative return, and telecommunication services and consumer discretionary also lagged the broader index.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners Large Growth Portfolio returned 10.75%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, returned 13.05% and 13.69%, respectively.

STRATEGY REVIEW

Jennison Associates LLC

The Portfolio is built from the bottom up, with stocks selected one at a time based on fundamental analysis of individual companies.

Faced with a challenging consumer environment, the Portfolio’s consumer holdings in aggregate underperformed the benchmark’s consumer names. Amazon.com, Inc.’s earnings were constrained by increased business investment, which is designed to drive unit growth in its core retail business and through digital commerce via the mobile market. Whole Foods Market (no longer held at year end) was hurt by intensifying competition in the organic and natural foods market. Weakness in Spain-based Inditex SA, best known for its Zara brand reflected currency translation issues due to the euro’s strength relative to many other currencies. Underlying growth at the company remains strong.

Helping to offset these declines were strong gains in other consumer holdings, including global athletic apparel companies Under Armour, Inc., Class A and NIKE, Inc., Class B, hotel operator Marriott International, Inc., Class A, media conglomerate Walt Disney Co. and electric car innovator Tesla Motors, Inc.

Health care positions were the most significant contributors to the Portfolio’s return. Meaningful scientific advances over the past decade coupled with increased research and development and clinical trial activity have led to numerous drug introductions and material improvement in the treatment of serious diseases. Biotechnology holdings benefited from their innovative drugs for blood disorders and autoimmune diseases (Alexion Pharmaceuticals, Inc.’s Soliris), cancer (Celgene Corp.’s Revlimid and Abraxane), cystic fibrosis (Vertex Pharmaceuticals, Inc.’s Kalydeco), multiple sclerosis (Biogen Idec, Inc.’s Tecfidera), and hepatitis C (Gilead Sciences, Inc.’s Sovaldi and Harvoni).

The Portfolio’s strength in the health care sector extended beyond biotechnology. In pharmaceuticals, Allergan, Inc. advanced on a takeover bid and the strength of its business, which has been enhanced by efforts to manage spending more efficiently and redeploy cash in ways that benefit shareholders. (Allergan, Inc. was acquired by Actavis PLC in November.) Illumina, Inc.’s gain reflected increasing demand for its next-generation gene-sequencing technology.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Large Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Information technology positions were likewise strong absolute contributors to return although the Portfolio’s sector positions lagged the benchmark. Top contributor Apple, Inc.’s strong revenue and earnings reflected expanding global acceptance of its platform. We expect that product updates, especially for iPhone 6, will sustain attractive revenue growth in the medium term.

Internet-based social platform Facebook, Inc., Class A reported strong revenue and earnings as well as healthy measures of growth in users and user engagement. The company successfully implemented its mobile interface, and revenue generation from mobile and desktop applications has improved.

Among information technology detractors, Twitter, Inc.’s revenue and earnings exceeded expectations, but user growth decelerated, in part because of slower-than-expected improvements in new user onboarding and access. Jennison Associates LLC believes that the company’s communication platform complements traditional media outlets and that its income-generation opportunities are substantial.

Next-generation security software vendor FireEye, Inc. declined with a broad sell-off of high-multiple software growth stocks despite its strong billings, new customer and revenue growth. The company’s behavioral analysis technology and real-time threat detection and prevention platform are able to identify highly-sophisticated malware.

Wellington Management Company, LLP

The Portfolio underperformed its benchmark, the Russell 1000® Growth Index for the year. On July 1, 2014, the Portfolio transitioned from Wellington Management Company LLP’s diversified growth approach to Wellington Management Company LLP’s disciplined U.S. growth approach. The Portfolio outperformed its benchmark during the subsequent six-month period.

The Portfolio’s management team adheres to a disciplined portfolio construction process that is focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. Portfolio construction emphasizes stock specific risk while minimizing other sources of active risk.

During the year, security selection within the industrials, energy, and information technology sectors detracted from relative performance. A frictional cash position in an upward trending market also weighed on relative results. More favorable selection within consumer staples and consumer discretionary helped to partially offset weaker results elsewhere in the Portfolio. An underweight allocation to energy also aided benchmark relative performance.

The largest relative detractors during the period included Halliburton Co., a global oilfield services company, and Anadarko Petroleum Corp., Class A, an independent energy exploration and production company. The Portfolio’s underweight position in Apple, Inc. during the early part of the period also weighed on results.

The largest contributors to relative performance during the period included Monster Beverage Corp., a marketer and distributor of energy drinks, Ross Stores, Inc., a chain of off-price department stores, and SanDisk (no longer held at year end), a designer, developer and manufacturer of flash memory storage solutions and software. The Portfolio’s avoidance of benchmark constituent International Business Machines Corp., an information technology products and services provider, also contributed to relative results.

The Portfolio did not utilize derivatives during the period.

Spiros “Sig” Segalas

Blair A. Boyer

Michael A. Del Balso

Co-Portfolio Managers

Jennison Associates LLC

Mammen Chally, CFA

Portfolio Manager

Wellington Management Company LLP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Mid Value Portfolio

(unaudited)

MARKET ENVIRONMENT

J.P. Morgan Investment Management Inc.

While many correctly anticipated a positive 2014 for the U.S. stock market, few could have predicted the way in which it was achieved. Large-cap stocks outperformed small caps and defensive sectors outperformed cyclical ones. The market experienced three major pullbacks in 2014. Equities rebounded robustly each time on the strength of economic and market fundamentals. The final bout with volatility came in early December amid concerns over the fierce decline in crude oil prices, the collapse of Russian equity markets and its currency and increasing political uncertainty in Greece. Markets rebounded on the strength of U.S. economic data.

Thompson, Siegel & Walmsley LLC

During the year, U.S. equity markets in the U.S. were driven by uncertainty over a fragile economic recovery coupled with investor concerns about the U.S. Federal Reserve’s tapering of its stimulus program. Global issues further exacerbated the situation. Those included turmoil in the Middle East and eastern Europe, political tension in Hong Kong, terrorism, the human tragedy of Ebola, strained sovereign balance sheets and persistent disinflation, to name a few. Mid-cap equity managers have had a difficult time getting ahead of the benchmark amid the volatility. According to Bank of America Merrill Lynch, only 8.3% of mid-cap value fund managers outperformed the Russell Midcap® Value Index for the year, with the average fund trailing by 5.18%.

Despite sudden pullbacks in January, April, July, September and December, the Index marched higher to close the year with double-digit gains. As of December 31, 2014, the Index outperformed large and small cap indices, and was the best performing Russell index since the market bottom on March 6, 2009, having risen an average of 28.2% per annum. Multiples have risen faster than earnings over this period, and the benchmark’s multiples of earnings, book value, sales, and growth are now well above their long-term averages. This suggests the market expects continued earnings and margin growth. However, with profit margins at near-record levels, companies must continue to drive top-line revenue growth, or they may find it difficult to meet investors’ expectations, in our view. We think such an environment favors our value discipline and fundamental stock-picking process, which is designed to uncover opportunities not yet properly reflected in the stock price. We believe remaining disciplined about valuation is very important, as peak valuation multiples and profit margins abound.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners Mid Value Portfolio returned 12.97%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 14.75%.

STRATEGY REVIEW

J.P. Morgan Investment Management Inc.

The Portfolio outperformed the Russell Midcap® Value Index for the year.

Energy was the worst-performing sector for the Russell Midcap® Value Index for the year. Our investments in QEP Resources, Inc., Southwestern Energy Co. and EQT Corp. were among the top detractors due to the sharp fourth-quarter decline in global energy prices. We believe that these companies still hold long-term valuable assets that are currently being mispriced by the overall negative sentiment in the space.

A top contributor was Sigma-Aldrich Corp., which spiked in September following the announcement of Merck’s acquisition proposal, which represented a solid premium over the closing share price. This $17 billion transaction will create the third-largest vendor of research supply and bio-production products in the world. The two businesses are complementary and should realize revenue and cost synergies, in our view. Shares of Kroger Co. rose as the company positioned itself well for the shift in consumer eating habits. Kroger Co. has been investing in its omni-channel platform, growing its organic food selection, and gaining market share from its main competitors. We are very impressed with management’s innovative thinking and strong commitment to returning capital to shareholders through steady dividend raises and aggressive share buybacks. We view Kroger Co. as a top supermarket operator that should continue to gain market share.

Stock selection in financials, historically a strong area for the Portfolio, was a main detractor, mostly due to what we didn’t own, rather than being penalized for what we did own. Real estate investment trusts (“REIT”) performed particularly well in the year despite our view that they are overvalued. Our large underweight in the REIT space detracted most from relative performance. The one notable detractor we did own within financials was Loews Corp., which declined largely due to the company’s ownership stakes in energy companies Diamond Offshore and Boardwalk Pipeline Partners.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Mid Value Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Financials continue to comprise the largest portion of the Portfolio. In our view, financials remain an area of significant potential earnings-per-share upside and multiple expansion as the interest rate and regulatory environments normalize. If the U.S. Federal Reserve (“Fed”) raises rates in recognition of a strong economy and better unemployment rate, we would expect the most positive direct earnings impact to be realized by our regional bank holdings. Regional banks should be able to price new loans at higher rates, while they could lag paying higher rates on deposits, thereby expanding net interest margins. Additionally, a stronger economy should translate into greater loan demand. Both factors should lead to higher net interest margins and net interest income for regional banks.

Thompson, Siegel & Walmsley LLC

Despite the market fluctuations, the Portfolio outperformed the Index since Thompson, Siegel & Walmsley LLC became the sub-adviser on May 1, 2014 through year end. Strong stock selection and an overweight position in utilities made the sector the top contributor to relative return, with all eight of the Portfolio’s sector holdings outperforming the benchmark’s sector return. In addition to strong earnings, yield-sensitive utilities benefited from the market’s expectations that interest rates could remain low for the foreseeable future as rapidly declining oil prices may hamper the Fed’s ability to raise rates. Among contributors, Windstream Corp. rose when the company announced in July that it plans to convert to a tax-advantaged REIT structure. Relative detractors included the Portfolio’s underweight in REITs, which performed strongly during the year.

Jonathan K.L. Simon

Lawrence Playford, CFA

Gloria Fu, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Mid Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The U.S. stock market had a stable footing in an environment of low interest rates and a steadily growing economy. Meanwhile, the U.S. Federal Reserve refrained from raising interest rates. Improvements in U.S. manufacturing, strong corporate earnings, falling headline unemployment and steady growth in nonfarm payrolls showed evidence of a healing economy. U.S. gross domestic product recovered steadily from a weather-related slow start to 2014.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners Mid Growth Portfolio returned 8.04%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 11.90%.

STRATEGY REVIEW

During the year, the Portfolio underperformed its benchmark, the Russell Midcap® Growth Index.

The Portfolio’s holdings within consumer discretionary and energy sectors contributed to performance, while financials, industrials, materials, technology, consumer staples and health care detracted.

Under Armour, Inc., Class A, Williams-Sonoma, Inc., Class A, Ross Stores, Inc., Cimarex Energy Co., Cubist Pharmaceuticals, Inc. and Synaptics, Inc. were the biggest individual contributors.

Under Armour, Inc., Class A beat earnings estimates every quarter during the period. The company had multiple avenues of growth outside of its core apparel franchise and most revenue categories grew during the period. Williams-Sonoma, Inc., Class A managed its multi-brand, multi-channel platform well. Ross Stores, Inc. generated strong returns, driven by strong earnings and strong merchandise margin coupled with overhead expense control. The company also announced favorable capital deployment and a share buyback program during the period. Cimarex Energy Co. is an upstream exploration and production company focused in the Permian Basin, and, in our view, well positioned to take advantage of potential industry consolidation in a lower oil price environment. Cubist Pharmaceuticals, Inc. benefited from a takeout offer from Merck at a significant premium. Synaptics, Inc. posted very strong growth during 2014 driven by continued growth in its touch sensors and market share gains in finger print identification products.

Methanex Corp., Designer Shoe Warehouse (no longer held at year end), Solera Holdings, Inc. (no longer held at year end) and Neustar (no longer held at year end) were some of the individual detractors.

Methanex Corp., a chemical company, was added to the portfolio mid-year before oil prices collapsed. The company’s primary product is linked to crude oil and refined products. We favored the company’s strong growth profile, including new facilities on the Gulf Coast, and added to the portfolio’s position as oil prices declined. Designer Shoe Warehouse, which struggled in an industry dominated by strong multi-channel players, was sold in early in 2014. Solera Holdings, Inc. reported disappointing earnings in the second half of 2014, as the company failed to reach forecasted growth rates due largely to weakness in its European operations. Neustar performed poorly due to the loss of a government contract for managing telephone number portability. The contract represented a significant portion of the company’s revenues.

Timothy Chatard, CFA

Howard Aschwald, CFA

Co-Portfolio Managers

Quantum Capital Management

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Small Value Portfolio

(unaudited)

MARKET ENVIRONMENT

U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general anxiety surrounding emerging markets overshadowed a fairly benign domestic environment. The second half of the year was also bumpy, with U.S. equities dropping in July, rebounding in August, and falling once again around mid-September before recovering in October. U.S. equities hit several all-time highs toward the end of the period, pulling back slightly on the final trading day of November and into December, led by weakness in the energy sector after OPEC’s decision to leave production unchanged despite sharply lower oil prices.

In this environment, six out of 10 sectors in the Russell 2000® Value Index posted positive returns for the period. The utilities and health care sectors had the largest gains, while energy and materials declined the most.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners Small Value Portfolio returned 7.38%. By comparison, its benchmark, the Russell 2000® Value Index, returned 4.22%.

STRATEGY REVIEW

Wellington Management Company LLP (“Wellington”) employs a bottom-up stock selection process that utilizes Wellington’s proprietary, fundamental research to identify undervalued companies that have the potential for significant outperformance over time.

During the year, the Portfolio outperformed its benchmark, the Russell 2000® Value Index.

The Portfolio outperformed its benchmark primarily due to strong security selection in energy, industrials, and information technology. This was partially offset by weaker selection within financials and materials. Allocation among sectors, a residual of the bottom-up stock selection process, detracted from relative results. This was due, in part, to underweight positioning relative to the outperforming financials and utililties sectors. An overweight to health care was additive to relative results.

The Portfolio’s largest individual contributors to relative performance during the period included Phibro Animal Health Corp., Class A, a diversified animal health and mineral nutrition company; Helen of Troy, Ltd., a consumer products company; and Cato Corp., Class A, a women’s fashion specialty retailer. The Portfolio’s positions in Diamondback Energy (no longer held at year end), an oil and gas company, and G&K Services, Inc., Class A a provider of branded uniform and facililty services programs, also contributed to relative returns during the period.

The Portfolio’s largest relative detractors during the year included Ascena Retail Group, Inc., Class B, a national specialty retailer of apparel for women and teen girls; Koppers Holdings, Inc., a global provider of carbon compounds and commercial wood treatment products and services; and Scorpio Tankers Inc., a company engaged in seaborne transportation of crude oil and refined petroleum products. Positions in Era Group, Inc., an operator of helicopter transportation to offshore oil rigs, and UTi Worldwide, Inc., a low asset supply chain management services provider, also detracted from relative results during the period.

Timothy J. McCormack, CFA

Shaun F. Pedersen

Co-Portfolio Managers

Wellington Management Company LLP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Small Core Portfolio

(unaudited)

MARKET ENVIRONMENT

During the year, the favorable market action mirrored a constructive U.S. economic environment, which saw further expansion after a slow start to 2014 due to severe winter weather conditions. U.S. gross domestic product (“GDP”) turned negative in the first quarter of 2014, as a winter freeze was felt deep into the South. However, domestic industrial activity picked up as the year progressed, with railroad, automobile, and housing data all demonstrating varying degrees of strength. This created a self-reinforcing cycle of solid business sentiment and spending levels that was reflected in the strong third quarter GDP results. Consumer confidence improved as well, aided somewhat by the precipitous drop in oil prices during the fourth quarter of 2014.

While falling oil prices are a positive for consumers, they led to substantial underperformance by energy stocks and some angst around the potential for crisis in countries that are dependent upon oil production. The U.S. economy also faced headwinds from abroad in the last year, as weaker economic conditions in Europe, China and emerging markets became constraints. Aside from the obvious challenges the slowdown in foreign markets has posed for U.S. multinationals and their trading partners, this dynamic also led to lower global interest rates. The domestic yield curve was by no means immune from this trend, which caused investors to focus on stocks with high dividend yields. In fact, stocks within the Russell 2000® Index that yield more than two percent were up over twice that of the index overall.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners Small Core Portfolio returned 4.21%. By comparison, its primary and secondary benchmarks, the Russell 2000® Index and the S&P 500®, returned 4.89% and 13.69%, respectively.

STRATEGY REVIEW

The Portfolio’s absolute performance was driven by decent market conditions for the domestic equity markets. During the year, the Portfolio underperformed its benchmark, the Russell 2000® Index.

Systematic Financial Management L.P.’s (“Systematic”) stock selection was additive to relative results, with the stocks in the Portfolio outperforming their counterparts in the benchmark in eight of the 10 economic sectors. Holdings in the industrial and energy sectors added the most value relative to the Index. The only sector where the Portfolio’s holdings meaningfully detracted from results was financials. Unfortunately, the excess return generated by the stock selection was largely offset by sector allocation. The Portfolio’s overweight to the energy sector was the main detractor, as the sector was hit hard by the plummeting price of oil late in 2014.

Systematic’s stock selection model, especially measures of capital deployment and financial position, proved to be the most helpful stock selection tools, as investors generally favored issues with stronger financial positions and more conservative capital use metrics in 2014. The Portfolio, which was underweight non-dividend paying stocks, also benefited somewhat from investor’s preference for companies with higher dividend yields.

Eoin E. Middaugh, CFA

D. Kevin McCreesh, CFA

Co-Portfolio Managers

Systematic Financial Management L.P.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Small Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

After a slow start to 2014 caused by severe winter weather, the economic environment strengthened over the course of 2014. Improved gross domestic product, employment and manufacturing data in the second half of 2014 demonstrated that the U.S. economy was on solid footing and differentiated in its strength from the rest of the world. This economic data drove the stock market advance in the fourth quarter with the broad market indices advancing further on top of the significant gains from 2013. Leadership shifted from small to large capitalization stocks in 2014.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners Small Growth Portfolio returned 3.13%. By comparison, its benchmark, the Russell 2000® Growth Index, returned 5.60%.

STRATEGY REVIEW

During 2014, the Portfolio underperformed its benchmark, the Russell 2000® Growth Index.

The Portfolio lagged during the first and fourth quarters of the year, as leadership during these two periods was made by low-quality companies, which fail to meet Ranger Investment Management L.P.’s investment criteria. The heightened level of small-cap volatility and selling pressure during the second and third quarters provided strong relative outperformance for the Portfolio.

The Portfolio’s holdings in financial services, producer durables and consumer discretionary sectors outperformed the Index’s holdings on a relative basis. The Portfolio’s energy sector performed in-line with the Index and meaningfully benefited from our decision to reduce the weighting in late 2013. Despite the headwind of not owning non-earning biotechnology and pharmaceutical companies, our health care holdings performed in-line with the Index. Technology was the most significant detractor from performance for the year, due largely to poor stock selection.

During 2014, on a stock basis, the top five contributors to performance were: Centene Corp., Akorn, Inc., Class A, Saia, Inc., Sonic Corp. and WageWorks, Inc. These represent holdings in the health care, producer durables, and consumer discretionary sectors. The bottom five detractors from performance were: Comstock Resources (no longer held at year end), Imperva (no longer held at year end), Applied Micro Circuits (no longer held at year end), KEYW Holding Corp. and Air Methods Corp. These represent holdings in the energy, technology and health care sectors.

W. Conrad Doenges

Portfolio Manager

Ranger Investment Management, L.P.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners International Equity Portfolio

(unaudited)

MARKET ENVIRONMENT

During the year, global issues, including turmoil in the Middle East and Eastern Europe, political tension in Hong Kong, terrorism, the human tragedy of Ebola, strained sovereign balance sheets and persistent disinflation have roiled global equity markets. Nevertheless, the MSCI All Country World Index ex-U.S. posted positive returns in local currency-terms. For U.S. dollar based investors, the situation was different. The remarkable strengthening of the U.S. dollar in later months rendered dollar-based investors with a loss.

Low interest rates and a slowly expanding global economy form the fundamental foundation for stocks. Even if a much-anticipated U.S. interest rate hike happens in 2015, rates are likely to remain at historically low levels for some time. Meanwhile, sovereign balance sheet repair is still underway in Europe, and quantitative and qualitative easing should keep Japanese rates low for the foreseeable future. 2014’s decline notwithstanding, the Index has risen 9.00% per annum over the last three years and trades at 8.5x cash flow and 13.8x next 12-month earnings at the time this letter was written. After a year in which many stocks retreated, opportunities for discriminating investors are in greater supply, and we are working diligently to find the stocks that will drive the Portfolio’s returns in coming years. We believe Thompson, Siegel & Walmsley LLC ’s valuation discipline and focus on fundamentals will be rewarded in this environment.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Partners International Equity Portfolio returned (7.74)%. By comparison, its benchmark, the MSCI All Country World Index ex-U.S., returned (3.44)%.

STRATEGY REVIEW

Over this same period, the Portfolio underperformed its MSCI All Country World Index ex-U.S. benchmark due to stock selection. Emerging markets were the primary detractors to relative return for the year. While the Portfolio benefited from strong stock selection in a few countries, it was not enough to overcome poor performance in Russia and Greece. In Russia, Sistema JSFC (no longer held at year end), TMK OAO (no longer held at year end) and Lukoil OAO were all notable laggards as share prices were pressured by a combination of rapidly declining oil prices and concerns of increasing economic sanctions against Russia. In general, sentiment in Greece has been negative for equities as the political and economic environment remains fragile. Piraeus Bank SA was a notable laggard in the region.

Stock selection in Japan helped to offset losses in emerging markets. In general, Japanese equities performed well in local currency terms thanks to Prime Minister Abe’s continued economic stimulus. Japan Airlines Co., Ltd. was the winner in the region as fuel prices fell in synch with oil prices, a large cost savings to the airline. FUJIFILM Holdings Corp. was also a top contributor within Japan. The company continues to post solid earnings growth from cost-cutting efforts and improving sales in both the document and medical systems businesses.

Utilities was the top contributor on a sector basis as stock selection resulted in Portfolio holdings rising 22.9% for the year while benchmark peers only advanced 3.6%. Guangdong Investment, Ltd. (Hong Kong), APA Group (Australia), National Grid PLC, Class B (U.K.) and Veolia Environement SA (France) were the winners in the group.

Energy holdings were the primary detractors. In addition to Russia, positions in the U.K., France, Canada, Italy and Hong Kong traded in agreement with falling oil prices; and the group underperformed the benchmark sector. The consumer discretionary sector was also a detractor, with stock selection in Asian casino operators accounting for the majority of the underperformance. Individual detractors within the sector included Kangwon Land, Inc. in Korea, Macau-based MGM China Holdings, Ltd. and SJM Holdings, Ltd. and OPAP SA in Greece.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2014

Index Descriptions

(unaudited)

Index	Description

Bank of America Merrill Lynch High Yield Master II Index	The Bank of America Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index	The Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than 3 years and more than 1 year.

Barclays U.S. Aggregate Bond Index	The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

Barclays U.S. Treasury Inflation Protected Securities Index	The Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

MSCI All Country World Index ex-U.S.	The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

Russell 1000® Index	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

Russell 1000® Growth Index	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

Transamerica Partners Portfolios	Annual Report 2014

Index Descriptions (continued)

(unaudited)

Index	Description

Russell 2000® Growth Index	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe, and is comprised of approximately 800 of the smallest securities of the Russell 1000® based on a combination of market cap and current index membership.

Russell Midcap® Growth Index	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500®	The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

Transamerica Partners Portfolios	Annual Report 2014

Schedules of Investments Composition

At December 31, 2014

(unaudited)

Transamerica Partners Money Market Portfolio

Asset Allocation	Percentage of Net Assets
Commercial Paper	65.4%
Certificates of Deposit	17.8
Repurchase Agreements	11.6
Corporate Debt Security	2.9
Demand Note	2.3
Short-Term U.S. Government Agency Obligations	2.3
Net Other Assets (Liabilities)	(2.3)
Total	100.0%

Transamerica Partners High Quality Bond Portfolio

Asset Allocation	Percentage of Net Assets
Asset-Backed Securities	28.8%
Corporate Debt Securities	25.2
U.S. Government Agency Obligations	15.9
Mortgage-Backed Securities	15.8
U.S. Government Obligations	9.5
Repurchase Agreement	3.9
Securities Lending Collateral	3.2
Foreign Government Obligation	0.5
Net Other Assets (Liabilities)	(2.8)
Total	100.0%

Transamerica Partners Inflation-Protected Securities Portfolio

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	91.8%
Foreign Government Obligations	6.2
Securities Lending Collateral	1.7
Short-Term Investment Company	1.5
Purchased Foreign Exchange Options	0.1
Purchased Swaption	0.1
Purchased Option	0.0 *
Net Other Assets (Liabilities) ^	(1.4)
Total	100.0%

Transamerica Partners Core Bond Portfolio

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	34.1%
U.S. Government Obligations	23.6
U.S. Government Agency Obligations	16.5
Short-Term U.S. Government Obligations	13.2
Mortgage-Backed Securities	12.7
Securities Lending Collateral	11.2
Asset-Backed Securities	8.1
Foreign Government Obligations	1.8
Repurchase Agreement	1.5
Municipal Government Obligations	0.9
Preferred Stocks	0.2
Net Other Assets (Liabilities)	(23.8)
Total	100.0%

Transamerica Partners High Yield Bond Portfolio

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	90.8%
Repurchase Agreement	4.3
Loan Assignments	1.7
Preferred Stock	0.4
Convertible Bonds	0.4
Common Stocks	0.2
Warrant	0.0 *
Net Other Assets (Liabilities)	2.2
Total	100.0%

Transamerica Partners Balanced Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	58.3%
Corporate Debt Securities	13.5
U.S. Government Obligations	10.6
U.S. Government Agency Obligations	6.5
Securities Lending Collateral	5.6
Short-Term U.S. Government Obligations	5.5
Mortgage-Backed Securities	5.3
Asset-Backed Securities	3.1
Repurchase Agreement	1.4
Foreign Government Obligations	0.7
Municipal Government Obligations	0.3
Preferred Stocks	0.2
Net Other Assets (Liabilities) ^	(11.0)
Total	100.0%

Transamerica Partners Large Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	97.0%
Securities Lending Collateral	5.7
Repurchase Agreement	2.0
Investment Company	0.8
Net Other Assets (Liabilities)	(5.5)
Total	100.0%

Transamerica Partners Large Core Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Securities Lending Collateral	8.7
Repurchase Agreement	1.3
Net Other Assets (Liabilities)	(8.7)
Total	100.0%

Transamerica Partners Large Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Securities Lending Collateral	6.0
Repurchase Agreement	0.5
Investment Company	0.4
Net Other Assets (Liabilities)	(6.1)
Total	100.0%

Transamerica Partners Portfolios	Annual Report 2014

Schedules of Investments Composition (continued)

At December 31, 2014

(unaudited)

Transamerica Partners Mid Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.8%
Securities Lending Collateral	13.7
Repurchase Agreement	2.3
Net Other Assets (Liabilities)	(12.8)
Total	100.0%

Transamerica Partners Mid Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Securities Lending Collateral	24.4
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(24.5)
Total	100.0%

Transamerica Partners Small Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.0%
Securities Lending Collateral	24.8
Repurchase Agreement	4.0
Net Other Assets (Liabilities)	(24.8)
Total	100.0%

Transamerica Partners Small Core Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	99.1%
Securities Lending Collateral	23.1
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(23.0)
Total	100.0%

Transamerica Partners Small Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	97.3%
Securities Lending Collateral	25.6
Repurchase Agreement	2.8
Net Other Assets (Liabilities)	(25.7)
Total	100.0%

Transamerica Partners International Equity Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	87.1%
Securities Lending Collateral	5.9
Preferred Stocks	4.3
Convertible Preferred Stocks	1.8
Repurchase Agreement	1.5
Net Other Assets (Liabilities)	(0.6)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Money Market Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITY - 2.9%
Banks - 2.9%
Korea Development Bank
Series MTN
0.58%, 01/16/2015, 144A (A)	$ 24,500,000	$ 24,500,000

Total Corporate Debt Security (Cost $24,500,000)		24,500,000

CERTIFICATES OF DEPOSIT - 17.8%
Banks - 15.4%
Bank of Nova Scotia
0.24%, 02/05/2015 - 06/12/2015 (B)	35,000,000	35,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.12%, 01/05/2015 (B)	20,000,000	20,000,000
0.34%, 06/24/2015 (B)	20,250,000	20,250,965
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.26%, 07/09/2015 (B)	27,500,000	27,500,000
Korea Development Bank
0.34%, 01/02/2015 (B)	10,000,000	10,000,000
Svenska Handelsbanken AB
0.27%, 07/02/2015 (B)	20,000,000	20,000,505

		132,751,470

Diversified Financial Services - 2.4%
Credit Suisse
0.28%, 03/06/2015 (B)	21,000,000	21,000,000

Total Certificates of Deposit (Cost $153,751,470)		153,751,470

COMMERCIAL PAPER - 65.4%
Banks - 34.1%
ANZ New Zealand International, Ltd.
0.27%, 11/16/2015 (B)	12,500,000	12,500,000
Australia & New Zealand Banking Group, Ltd.
0.25%, 11/24/2015 (B)	16,000,000	15,999,109
Barclays Bank PLC
0.49%, 04/02/2015 (B) (C)	18,900,000	18,900,000
BNP Paribas
0.13%, 01/05/2015 (B)	10,000,000	9,999,856
Mizuho Funding LLC
0.19%, 01/06/2015 - 01/23/2015 (B)	15,000,000	14,999,434
0.23%, 04/01/2015 (B)	10,000,000	9,994,375
PNC Bank NA
0.31%, 05/01/2015 (B)	12,500,000	12,500,000
0.35%, 07/13/2015 - 09/04/2015 (B)	22,000,000	21,952,536
Skandinaviska Enskilda Banken AB
0.26%, 03/17/2015 (B)	10,000,000	9,994,583
0.27%, 02/27/2015, 144A (B)	15,000,000	14,993,588
Standard Chartered Bank
0.25%, 04/22/2015 (B)	11,000,000	10,991,521
0.29%, 03/02/2015 (B)	3,000,000	2,998,575
0.37%, 05/13/2015, 144A (B)	23,000,000	22,968,797
Sumitomo Mitsui Banking Corp.
0.20%, 01/05/2015 (B)	15,000,000	14,999,667
0.24%, 01/02/2015, 144A (B)	15,000,000	14,999,900
Swedbank AB
0.20%, 02/27/2015 (B)	11,648,000	11,644,311
0.24%, 01/06/2015 (B)	8,000,000	7,999,739

	Principal	Value
COMMERCIAL PAPER (continued)
Banks (continued)
US Bank NA
0.10%, 01/02/2015 (B)	$ 35,000,000	$ 35,000,000
Westpac Banking Corp.
0.24%, 08/03/2015 (B)	31,000,000	30,998,323

		294,434,314

Chemicals - 1.0%
Ecolab, Inc.
0.38%, 01/16/2015 (B)	4,100,000	4,099,351
Monsato Co.
0.38%, 01/23/2015 (B)	4,100,000	4,099,048

		8,198,399

Consumer Finance - 2.0%
Toyota Motor Credit Corp.
0.22%, 01/26/2015 (B)	17,000,000	17,000,000

Diversified Financial Services - 21.8%
Alpine Securitization Corp.
0.22%, 01/02/2015 (B)	8,000,000	7,999,951
0.26%, 01/02/2015 - 01/05/2015 (B)	6,000,000	5,999,849
0.27%, 04/02/2015 (B)	10,000,000	9,993,175
Chariot Funding LLC
0.27%, 04/24/2015, 144A (B)	5,000,000	4,995,763
Ciesco LLC
0.25%, 03/05/2015 (B)	15,000,000	14,993,437
Collateralized Commercial Paper II Co. LLC
0.37%, 03/05/2015, 144A (B)	25,000,000	24,983,812
0.38%, 05/15/2015 (B)	10,000,000	9,985,856
Gemini Securitization Corp. LLC
0.20%, 01/06/2015 (B)	9,800,000	9,799,728
0.21%, 01/02/2015 (B)	9,000,000	8,999,947
0.34%, 01/05/2015 (B)	20,000,000	19,999,244
JPMorgan Securities LLC
0.45%, 10/26/2015 (B)	20,000,000	19,925,500
Kells Funding LLC
0.24%, 04/05/2015, 144A (B)	17,250,000	17,250,000
0.24%, 03/26/2015 (B)	4,000,000	4,000,211
Mont Blanc Capital Corp.
0.22%, 01/07/2015 (B)	5,000,000	4,999,817
Thunder Bay Funding LLC
0.27%, 07/01/2015 (B)	20,000,000	19,973,000
Victory Receivables Corp.
0.17%, 01/05/2015 (B)	4,000,000	3,999,924

		187,899,214

Electric Utilities - 3.3%
Duke Energy Corp.
0.32%, 01/02/2015 (B)	4,100,000	4,099,963
Southern Co. Funding Co.
0.27%, 01/14/2015 (B)	20,000,000	19,998,050
Westar Energy, Inc.
0.53%, 01/13/2015 (B)	4,100,000	4,099,276

		28,197,289

Oil, Gas & Consumable Fuels - 0.9%
Devon Energy Corp.
0.47%, 01/26/2015 (B)	4,100,000	4,098,662
South Carolina Fuel Co.
0.33%, 01/06/2015 (B)	4,100,000	4,099,812

		8,198,474

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Money Market Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
COMMERCIAL PAPER (continued)
Software - 2.3%
Manhattten Asset Funding Co. LLC
0.21%, 02/18/2015 (B)	$ 20,000,000	$ 19,994,400

Total Commercial Paper (Cost $563,922,090)		563,922,090

DEMAND NOTE - 2.3%
Diversified Financial Services - 2.3%
Goldman Sachs & Co.
0.34%, 01/29/2015 (B) (C)	20,000,000	20,000,000

Total Demand Note (Cost $20,000,000)		20,000,000

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.3%
Federal Home Loan Bank Discount Notes
0.05%, 01/05/2015 (B)	5,000,000	4,999,972
0.06%, 01/07/2015 - 01/09/2015 (B)	15,000,000	14,999,849

Total Short-Term U.S. Government Agency Obligations (Cost $19,999,821)		19,999,821

	Principal	Value
REPURCHASE AGREEMENTS - 11.6%

Barclays Capital, Inc. 0.06% (B), dated 12/31/2014, to be repurchased at $65,100,217 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 5.20% - 12.72%, due 04/20/2036 - 06/16/2044, and with a total value of $66,402,000.

	$ 65,100,000	$ 65,100,000
ING Financial Markets LLC 0.07% (B), dated 12/31/2014, to be repurchased at $35,000,136 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 3.50% - 4.00%, due 08/01/2026 - 10/01/2042, and with a total value of $35,701,534.	35,000,000	35,000,000
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2014, to be repurchased at $161,567 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/25/2042, and with a value of $167,006.	161,567	161,567

Total Repurchase Agreements (Cost $100,261,567)		100,261,567

Total Investments (Cost $882,434,948) (D)		882,434,948
Net Other Assets (Liabilities) - (2.3)%		(20,066,904)

Net Assets - 100.0%		$ 862,368,044

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Corporate Debt Security	$—	$24,500,000	$—	$24,500,000
Certificates of Deposit	—	153,751,470	—	153,751,470
Commercial Paper	—	563,922,090	—	563,922,090
Demand Note	—	20,000,000	—	20,000,000
Short-Term U.S. Government Agency Obligations	—	19,999,821	—	19,999,821
Repurchase Agreements	—	100,261,567	—	100,261,567

Total Investments	$—	$882,434,948	$—	$882,434,948

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(B)	Rate disclosed reflects the yield at December 31, 2014.
(C)	Total aggregate value of illiquid securities is $38,900,000, representing 4.51% of the Portfolio’s net assets.
(D)	Aggregate cost for federal income tax purposes is $882,434,948.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Money Market Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $124,691,860, representing 14.46% of the Portfolio’s net assets.
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 9.5%
U.S. Treasury Note
0.38%, 10/31/2016	$ 31,000,000	$ 30,871,629
0.50%, 07/31/2016 (A)	4,500,000	4,502,111

Total U.S. Government Obligations (Cost $35,416,333)		35,373,740

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.9%
Federal Home Loan Mortgage Corp.
4.50%, 05/01/2023 - 09/01/2026	3,408,314	3,647,856
Federal National Mortgage Association
5.50%, 12/01/2022	279,955	312,948
FREMF Mortgage Trust Series 2013-K502, Class B
2.73%, 03/25/2045, 144A (B)	1,820,000	1,827,542
Government National Mortgage Association
1.49%, 03/16/2043	3,689,492	3,599,999
1.78%, 09/16/2041	3,857,607	3,770,849
4.52%, 12/20/2061	2,502,589	2,698,680
4.67%, 11/20/2061 - 09/20/2063	4,486,961	4,833,764
4.75%, 02/20/2061	468,932	500,513
4.80%, 02/20/2063	3,632,552	3,922,655
4.82%, 02/20/2061	454,670	487,448
4.86%, 05/20/2061	847,256	909,556
4.89%, 06/20/2063	3,170,602	3,415,407
4.95%, 05/20/2062	3,857,745	4,137,497
5.19%, 04/20/2062	3,472,206	3,695,850
5.27%, 11/20/2060	2,499,128	2,724,722
5.32%, 04/20/2061	1,922,841	2,072,265
5.47%, 01/20/2060	6,630,332	7,190,476
5.59%, 11/20/2059	4,806,215	5,089,493
5.65%, 06/20/2059	3,438,495	3,646,624
5.75%, 12/15/2022	419,847	459,709

Total U.S. Government Agency Obligations (Cost $60,637,070)		58,943,853

FOREIGN GOVERNMENT OBLIGATION - 0.5%
Province of Ontario Canada
2.30%, 05/10/2016	1,985,000	2,028,769

Total Foreign Government Obligation (Cost $2,003,394)		2,028,769

MORTGAGE-BACKED SECURITIES - 15.8%
Banc of America Commercial Mortgage Trust Series 2006-1, Class A1A
5.38%, 09/10/2045 (B)	3,530,898	3,645,624
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PWR8, Class A4
4.67%, 06/11/2041	1,973,019	1,982,083
CD Commercial Mortgage Trust Series 2006-CD2, Class A4
5.30%, 01/15/2046 (B)	2,000,000	2,056,430
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2
3.76%, 04/15/2044, 144A	2,817,558	2,886,383
COMM Mortgage Trust Series 2012-9W57, Class A
2.36%, 02/10/2029, 144A	4,050,000	4,128,432

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
DBUBS Mortgage Trust
Series 2011-LC1A, Class A1
3.74%, 11/10/2046, 144A	$ 4,015,374	$ 4,113,630
Series 2011-LC3A, Class A2
3.64%, 08/10/2044	1,400,000	1,445,347
Del Coronado Trust Series 2013-HDC, Class A
0.96%, 03/15/2026, 144A (B)	2,050,000	2,046,488
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class A1
1.25%, 01/15/2047	3,053,523	3,042,534
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2002-C2, Class E
5.76%, 12/12/2034 (B)	419,422	442,275
Series 2006-CB14, Class A4
5.48%, 12/12/2044 (B)	3,467,238	3,544,936
Series 2007-CB20, Class A3
5.82%, 02/12/2051	34,989	34,948
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
5.16%, 02/15/2031	3,613,869	3,701,219
ML-CFC Commercial Mortgage Trust Series 2007-7, Class ASB
5.74%, 06/12/2050 (B)	476,060	478,982
Series 2007-8, Class A2
5.85%, 08/12/2049 (B)	67,187	67,152
Morgan Stanley Capital I Trust Series 2006-IQ11, Class A4
5.66%, 10/15/2042 (B)	1,930,994	1,983,646
NLY Commercial Mortgage Trust Series 2014-FL1, Class A
1.36%, 11/15/2030, 144A (B)	3,000,000	3,000,366
Sequoia Mortgage Trust Series 2012-2, Class A2
3.50%, 04/25/2042 (B)	335,838	341,130
Small Business Administration
3.33%, 02/25/2022 (B)	2,688,609	2,864,468
4.15%, 07/25/2026 - 08/25/2026 (B)	5,155,998	5,810,954
4.25%, 02/25/2024 (B)	2,894,142	3,172,623
4.70%, 05/25/2026 (B)	893,777	1,016,862
Wachovia Bank Commercial Mortgage Trust
Series 2006-C24, Class A3
5.56%, 03/15/2045 (B)	1,490,467	1,542,902
Series 2007-C30, Class A3
5.25%, 12/15/2043	1,252,927	1,278,221
Series 2007-C30, Class APB
5.29%, 12/15/2043	2,122,752	2,151,518
WFRBS Commercial Mortgage Trust Series 2013-C18, Class A1
1.19%, 12/15/2046	1,734,981	1,729,018

Total Mortgage-Backed Securities (Cost $59,348,883)		58,508,171

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES - 28.8%
Ally Master Owner Trust
Series 2012-3, Class D
2.51%, 06/15/2017, 144A (B)	$ 2,395,000	$ 2,409,861
Series 2014-1, Class A2
1.29%, 01/15/2019	1,500,000	1,494,186
American Express Credit Account Master Trust
Series 2014-2, Class A
1.26%, 01/15/2020	2,000,000	1,995,208
Series 2014-3, Class A
1.49%, 04/15/2020	1,000,000	1,000,907
Series 2014-4, Class A
1.43%, 06/15/2020	1,500,000	1,497,075
AmeriCredit Automobile Receivables Trust
Series 2013-1, Class A3
0.61%, 10/10/2017	1,070,832	1,070,995
Series 2013-3, Class C
2.38%, 06/10/2019	1,000,000	1,008,258
ARI Fleet Lease Trust
Series 2012-B, Class A
0.46%, 01/15/2021, 144A (B)	253,817	253,721
Avis Budget Rental Car Funding AESOP LLC
Series 2010-5A, Class A
3.15%, 03/20/2017, 144A	2,000,000	2,045,886
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7
5.75%, 07/15/2020	1,000,000	1,112,574
Series 2014-A5, Class A
1.48%, 07/15/2020	1,650,000	1,650,371
CenterPoint Energy Restoration Bond Co. LLC
Series 2009-1, Class A1
1.83%, 02/15/2016	530,291	531,012
Chase Issuance Trust
Series 2012-A5, Class A5
0.59%, 08/15/2017	1,875,000	1,875,591
Series 2014-A7, Class A
1.38%, 11/15/2019	2,000,000	1,992,052
Citibank Credit Card Issuance Trust
Series 2006-A3, Class A3
5.30%, 03/15/2018	1,905,000	2,007,864
Series 2013-A6, Class A6
1.32%, 09/07/2018	2,000,000	2,011,088
Series 2014-A2, Class A2
1.02%, 02/22/2019	3,900,000	3,885,004
Series 2014-A4, Class A4
1.23%, 04/24/2019	3,900,000	3,893,889
CLI Funding V LLC
Series 2013-1A
2.83%, 03/18/2028, 144A	907,500	887,751
CNH Equipment Trust
Series 2011-B, Class A4
1.29%, 09/15/2017	3,422,588	3,429,765
Series 2012-C, Class B
1.30%, 03/16/2020	640,000	640,700

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CNH Equipment Trust (continued)
Series 2014-A, Class A3
0.84%, 05/15/2019	$ 1,090,000	$ 1,087,031
Series 2014-B, Class B
1.93%, 11/15/2021	1,050,000	1,047,088
Series 2014-C, Class A3
1.05%, 11/15/2019	2,025,000	2,014,508
CNH Wholesale Master Note Trust
Series 2013-2A, Class A
0.76%, 08/15/2019, 144A (B)	750,000	751,671
Detroit Edison Securitization Funding LLC
Series 2001-1, Class A6
6.62%, 03/01/2016	740,974	748,416
Diamond Resorts Owner Trust
Series 2013-2, Class A
2.27%, 05/20/2026, 144A	2,178,678	2,192,670
Series 2014-1, Class A
2.54%, 05/20/2027, 144A	3,053,171	3,043,404
Discover Card Execution Note Trust
Series 2007-A1, Class A1
5.65%, 03/16/2020	4,000,000	4,439,700
Series 2014-A3, Class A3
1.22%, 10/15/2019	5,000,000	4,991,470
Series 2014-A5, Class A
1.39%, 04/15/2020	2,000,000	1,995,824
Entergy Texas Restoration Funding LLC
Series 2009-A, Class A1
2.12%, 02/01/2016	174,125	174,347
Fifth Third Auto
Series 2013-1, Class A3
0.88%, 10/16/2017	3,000,000	3,004,491
Ford Credit Auto Owner Trust
Series 2013-A, Class A4
0.78%, 05/15/2018	2,600,000	2,594,680
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class D
3.50%, 01/15/2019	2,300,000	2,388,736
Series 2013-5, Class B
1.88%, 09/15/2018	1,665,000	1,677,001
GE Equipment Transportation LLC
Series 2013-1, Class B
1.23%, 03/24/2021	2,150,000	2,141,609
Huntington Auto Trust
Series 2011-1A, Class A4
1.31%, 11/15/2016, 144A	1,546,600	1,550,058
Series 2011-1A, Class B
1.84%, 01/17/2017, 144A	1,500,000	1,509,636
Hyundai Auto Receivables Trust
Series 2010-B, Class A4
1.63%, 03/15/2017	599,757	601,169
Series 2012-C, Class C
1.42%, 02/15/2019	1,010,000	1,014,805
Invitation Homes Trust
Series 2013-SFR1, Class B
1.60%, 12/17/2030, 144A (B)	1,080,000	1,064,356
John Deere Owner Trust
Series 2012-B, Class A4
0.69%, 01/15/2019	1,440,000	1,438,966

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
John Deere Owner Trust (continued)
Series 2013-B, Class A3
0.87%, 08/15/2017	$ 1,500,000	$ 1,503,129
MMAF Equipment Finance LLC
Series 2009-AA, Class A4
3.51%, 01/15/2030, 144A	1,385,737	1,403,882
SMART Trust
Series 2012-4US, Class A4A
1.25%, 08/14/2018	1,100,000	1,092,105
Series 2013-2US, Class A3B
0.59%, 01/14/2017 (B)	2,561,528	2,557,707
Synchrony Credit Card Master Note Trust
Series 2012-5, Class B
1.51%, 06/15/2018	1,850,000	1,858,140
Volkswagen Auto Loan Enhanced Trust
Series 2013-1, Class A4
0.78%, 07/22/2019	3,850,000	3,834,862
Volvo Financial Equipment LLC
Series 2012-1A, Class C
2.38%, 09/16/2019, 144A	2,250,000	2,273,220
World Financial Network Credit Card Master Trust
Series 2010-A, Class A
3.96%, 04/15/2019	4,750,000	4,821,958
Series 2013-A, Class A
1.61%, 12/15/2021	5,000,000	4,972,620
Series 2013-B, Class A
0.91%, 03/16/2020	3,535,000	3,529,895
World Omni Automobile Lease Securitization Trust
Series 2012-A, Class B
1.49%, 02/15/2018	865,000	867,177

Total Asset-Backed Securities (Cost $107,653,554)		106,880,089

CORPORATE DEBT SECURITIES - 25.2%
Aerospace & Defense - 0.3%
Lockheed Martin Corp.
2.13%, 09/15/2016	1,320,000	1,344,122

Automobiles - 0.7%
American Honda Finance Corp.
0.73%, 10/07/2016 (B)	1,235,000	1,240,391
Series MTN
1.20%, 07/14/2017 (A)	1,250,000	1,245,646

		2,486,037

Banks - 6.1%
Bank of Montreal
Series MTN
1.30%, 07/14/2017 (A)	3,150,000	3,136,716
Bank of Nova Scotia
1.30%, 07/21/2017	3,820,000	3,807,558
Deutsche Bank AG
1.35%, 05/30/2017	2,240,000	2,221,126
Export-Import Bank of Korea
1.25%, 11/20/2015	2,220,000	2,223,954
KFW
1.00%, 01/12/2015	1,250,000	1,250,150

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
PNC Funding Corp.
2.70%, 09/19/2016	$ 4,175,000	$ 4,287,550
Wells Fargo & Co.
1.50%, 01/16/2018	3,425,000	3,406,258
Westpac Banking Corp.
1.20%, 05/19/2017 (A)	2,260,000	2,249,970

		22,583,282

Capital Markets - 2.1%
Goldman Sachs Group, Inc.
6.25%, 09/01/2017	3,005,000	3,343,513
Morgan Stanley
Series MTN
6.63%, 04/01/2018	4,000,000	4,556,140

		7,899,653

Chemicals - 0.7%
Airgas, Inc.
1.65%, 02/15/2018	2,575,000	2,540,935

Consumer Finance - 1.3%
Capital One Financial Corp.
3.15%, 07/15/2016	2,700,000	2,776,807
Caterpillar Financial Services Corp.
Series MTN
1.00%, 03/03/2017	2,020,000	2,014,556

		4,791,363

Diversified Financial Services - 3.0%
Bear Stearns Cos. LLC
7.25%, 02/01/2018	2,500,000	2,881,375
Berkshire Hathaway, Inc.
3.20%, 02/11/2015	2,465,000	2,472,052
Citigroup, Inc.
1.70%, 07/25/2016	1,875,000	1,887,842
Ford Motor Credit Co. LLC
3.98%, 06/15/2016	1,750,000	1,811,953
4.21%, 04/15/2016	2,060,000	2,132,193

		11,185,415

Diversified Telecommunication Services - 0.8%
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/2017	1,300,000	1,296,183
Verizon Communications, Inc.
1.77%, 09/15/2016 (B)	1,670,000	1,700,277

		2,996,460

Electric Utilities - 0.6%
Hydro-Quebec
1.38%, 06/19/2017	2,160,000	2,171,470

Food & Staples Retailing - 0.4%
CVS Health Corp.
3.25%, 05/18/2015	1,487,000	1,501,324

Health Care Providers & Services - 0.5%
Ventas Realty, LP
1.55%, 09/26/2016	1,760,000	1,767,054

Hotels, Restaurants & Leisure - 0.9%
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, 05/15/2018	3,000,000	3,414,780

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 1.6%
Metropolitan Life Global Funding I
1.50%, 01/10/2018, 144A	$ 2,200,000	$ 2,186,292
New York Life Global Funding
1.30%, 10/30/2017, 144A	3,745,000	3,726,357

		5,912,649

Media - 0.9%
Comcast Cable Communications LLC
8.88%, 05/01/2017	2,880,000	3,370,185

Metals & Mining - 0.5%
Vale Overseas, Ltd.
6.25%, 01/23/2017	1,750,000	1,866,568

Oil, Gas & Consumable Fuels - 2.1%
Husky Energy, Inc.
6.20%, 09/15/2017	2,420,000	2,661,460
Petroleos Mexicanos
5.75%, 03/01/2018	3,250,000	3,510,000
Total Capital International SA
1.55%, 06/28/2017 (A)	1,500,000	1,505,117

		7,676,577

Pharmaceuticals - 0.4%
Bayer US Finance LLC
1.50%, 10/06/2017, 144A	1,430,000	1,430,917

Real Estate Investment Trusts - 1.4%
Health Care REIT, Inc.
2.25%, 03/15/2018	1,150,000	1,157,197
6.20%, 06/01/2016	1,750,000	1,871,723
Simon Property Group, LP
1.50%, 02/01/2018, 144A	2,350,000	2,335,101

		5,364,021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.5%
Canadian National Railway Co.
0.43%, 11/06/2015 (B)	$ 1,850,000	$ 1,850,592

Semiconductors & Semiconductor Equipment - 0.4%
Altera Corp.
2.50%, 11/15/2018 (A)	1,460,000	1,469,300

Total Corporate Debt Securities (Cost $93,584,490)		93,622,704

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.2%
State Street Navigator Securities Lending Trust - Prime Portfolio
0.18% (C)	11,686,906	11,686,906

Total Securities Lending Collateral (Cost $11,686,906)		11,686,906

	Principal	Value
REPURCHASE AGREEMENT - 3.9%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $14,470,079 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.24%, due 05/01/2041, and with a value of $14,760,725.	$ 14,470,071	14,470,071

Total Repurchase Agreement (Cost $14,470,071)		14,470,071

Total Investments (Cost $384,800,701) (D)		381,514,303
Net Other Assets (Liabilities) - (2.8)%		(10,359,925)

Net Assets - 100.0%		$ 371,154,378

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$35,373,740	$—	$35,373,740
U.S. Government Agency Obligations	—	58,943,853	—	58,943,853
Foreign Government Obligation	—	2,028,769	—	2,028,769
Mortgage-Backed Securities	—	58,508,171	—	58,508,171
Asset-Backed Securities	—	106,880,089	—	106,880,089
Corporate Debt Securities	—	93,622,704	—	93,622,704
Securities Lending Collateral	11,686,906	—	—	11,686,906
Repurchase Agreement	—	14,470,071	—	14,470,071

Total Investments	$11,686,906	$369,827,397	$—	$381,514,303

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $11,448,152. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $384,819,741. Aggregate gross unrealized appreciation and depreciation for all securities is $802,681 and $4,108,119, respectively. Net unrealized depreciation for tax purposes is $3,305,438.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $47,067,624, representing 12.68% of the Portfolio’s net assets.
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 91.8%
U.S. Treasury Bond
3.13%, 08/15/2044 (A)	$ 1,930,000	$ 2,077,765
U.S. Treasury Inflation Indexed Bond
0.63%, 02/15/2043	3,557,996	3,345,071
0.75%, 02/15/2042	8,996,412	8,741,283
1.38%, 02/15/2044	4,793,689	5,425,483
1.75%, 01/15/2028	8,857,834	10,028,033
2.00%, 01/15/2026	6,310,852	7,231,845
2.13%, 02/15/2040 - 02/15/2041	9,923,883	12,909,467
2.38%, 01/15/2025 - 01/15/2027	24,177,438	28,532,241
2.50%, 01/15/2029	8,460,671	10,498,499
3.38%, 04/15/2032	951,682	1,349,753
3.63%, 04/15/2028	6,474,365	8,898,710
3.88%, 04/15/2029 (B)	7,864,867	11,256,591
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016 - 07/15/2024	79,719,147	78,483,709
0.13%, 04/15/2019 (A)	2,670,230	2,640,815
0.38%, 07/15/2023	10,897,231	10,773,787
0.63%, 07/15/2021 - 01/15/2024	20,778,450	20,869,360
1.13%, 01/15/2021	11,006,767	11,434,138
1.25%, 07/15/2020	5,814,192	6,102,175
1.38%, 07/15/2018 - 01/15/2020	9,584,384	10,054,798
2.50%, 07/15/2016	8,740,353	9,111,136

Total U.S. Government Obligations (Cost $260,306,485)		259,764,659

FOREIGN GOVERNMENT OBLIGATIONS - 6.2%
Deutsche Bundesrepublik Inflation-Linked Bond
1.50%, 04/15/2016	EUR 5,746,455	7,008,154
Hellenic Republic Government Bond Zero Coupon, 10/15/2042	366,000	3,100
Italy Buoni Poliennali del Tesoro
2.10%, 09/15/2016	1,296,503	1,602,658
2.35%, 09/15/2024, Reg S	3,465,153	4,661,234
2.55%, 09/15/2041, Reg S	413,231	553,563
2.60%, 09/15/2023, Reg S	251,394	343,964
New Zealand Government Bond
3.00%, 09/20/2030, Reg S	NZD 3,848,000	3,381,249

Total Foreign Government Obligations (Cost $18,887,880)		17,553,922

	Contracts	Value
PURCHASED OPTION - 0.0% (C)
Put Option - 0.0% (C)
10-Year U.S. Treasury Note Future
Exercise Price $125.50
Expires 02/20/2015	188	79,313

Total Purchased Option (Cost $150,076)		79,313

	Notional Amount	Value
PURCHASED FOREIGN EXCHANGE OPTIONS - 0.1% (D)
Call Options - 0.0% (C)
OTC - AUD vs. USD
Exercise Price AUD 0.88
Expires 02/17/2015
Counterparty: DUB	AUD 3,275,000	$ 711
OTC - AUD vs. USD
Exercise Price AUD 0.89
Expires 02/17/2015
Counterparty: UBS	3,285,000	311
OTC - EUR vs. USD
Exercise Price EUR 1.28
Expires 01/16/2015
Counterparty: DUB	EUR 4,545,000	50
OTC - USD vs. NOK
Exercise Price $7.58
Expires 02/06/2015
Counterparty: DUB	$ 5,660,000	90,339

		91,411

Put Options - 0.1%
OTC - AUD vs. USD
Exercise Price AUD 0.82
Expires 01/06/2015
Counterparty: DUB	AUD 3,275,000	16,545
OTC - AUD vs. USD
Exercise Price AUD 0.82
Expires 01/06/2015
Counterparty: DUB	3,275,000	16,545
OTC - AUD vs. USD
Exercise Price AUD 0.85
Expires 01/06/2015
Counterparty: UBS	3,285,000	89,703
OTC - AUD vs. USD
Exercise Price AUD 0.86
Expires 02/17/2015
Counterparty: UBS	3,285,000	150,126

		272,919

Total Purchased Foreign Exchange Options (Cost $212,690)		364,330

PURCHASED SWAPTION - 0.1% (D)
Put Option - 0.1%
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 2.50%, European Style Expires 06/08/2022 Counterparty: DUB	EUR 3,200,000	298,525

Total Purchased Swaption (Cost $402,934)		298,525

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 1.5%
BlackRock Provident TempFund 24 (E)	4,133,396	4,133,396

Total Short-Term Investment Company (Cost $4,133,396)		4,133,396

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.7%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (F)	4,795,687	$ 4,795,687

Total Securities Lending Collateral (Cost $4,795,687)		4,795,687

Total Investments (Cost $288,889,148) (G)		286,989,832
Net Other Assets (Liabilities) - (1.4)%		(4,064,036)

Net Assets - 100.0%		$ 282,925,796

	Contracts	Value
WRITTEN OPTION - (0.0)% (C)
Call Option - (0.0)% (C)
10-Year U.S. Treasury Note Future Exercise Price $128.00 Expires 02/20/2015	140	$ (67,813)

Total Written Option (Premium received $114,227)		$ (67,813)

	Notional Amount	Value
WRITTEN FOREIGN EXCHANGE OPTIONS - (0.1)% (D)
Call Options - (0.0)% (C)
OTC - AUD vs. USD
Exercise Price AUD 0.85
Expires 02/17/2015
Counterparty: BNP	AUD 3,280,000	$ (6,560)
OTC - AUD vs. USD
Exercise Price AUD 0.88
Expires 02/17/2015
Counterparty: UBS	3,285,000	(724)

	Notional Amount	Value
WRITTEN FOREIGN EXCHANGE OPTIONS (continued)
Call Options (continued)
OTC - AUD vs. USD
Exercise Price AUD 0.89
Expires 02/17/2015
Counterparty: UBS	AUD 3,285,000	$ (314)

		(7,598)

Put Options - (0.1)%
OTC - AUD vs. USD
Exercise Price AUD 0.81
Expires 01/06/2015
Counterparty: DUB	3,275,000	(2,021)
OTC - AUD vs. USD
Exercise Price AUD 0.82
Expires 01/06/2015
Counterparty: UBS	3,285,000	(16,596)
OTC - AUD vs. USD
Exercise Price AUD 0.82
Expires 02/17/2015
Counterparty: UBS	3,285,000	(49,883)
OTC - AUD vs. USD
Exercise Price AUD 0.84
Expires 02/17/2015
Counterparty: UBS	3,285,000	(99,122)
OTC - AUD vs. USD
Exercise Price AUD 0.85
Expires 01/06/2015
Counterparty: DUB	3,275,000	(97,336)
OTC - USD vs. NOK
Exercise Price $6.90
Expires 03/06/2015
Counterparty: DUB	$ 5,660,000	(9,124)

		(274,082)

Total Written Foreign Exchange Options (Premium received $204,526)		$ (281,680)

WRITTEN INFLATION-CAPPED OPTIONS: (D)
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
OTC Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	DUB	2.50	HICP Index	04/26/2022	EUR 1,070,000	$(74,168)	$(1,412)

WRITTEN SWAPTIONS ON INTEREST RATE SWAP AGREEMENTS: (D)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums Paid (Received)	Value
Call - OTC 10-Year	CITI	3-Month USD-LIBOR BBA	Receive	2.80%	02/23/2015		$8,900,000	$(108,580)	$(381,177)
Put - OTC 10-Year	DUB	3-Month USD-LIBOR BBA	Pay	3.20	06/30/2015		8,200,000	(150,880)	(22,614)
Put - OTC 10-Year	CITI	3-Month USD-LIBOR BBA	Pay	3.80	02/23/2015		8,900,000	(108,580)	(1)
Put - OTC 20-Year	DUB	6-Month EUR-EURIBOR	Pay	4.50	06/08/2022	EUR	3,200,000	(150,269)	(135,132)

Total								$(518,309)	$(538,924)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

CENTRALLY CLEARED SWAP AGREEMENTS: (H)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.62%	07/02/2024	$3,300,000	$(145,908)	$65	$(145,973)
3-Month USD-LIBOR	3.05	02/15/2040	800,000	(56,267)	0	(56,267)
3-Month USD-LIBOR	3.06	02/15/2040	900,000	(66,613)	0	(66,613)

Total				$(268,788)	$65	$(268,853)

OVER THE COUNTER SWAP AGREEMENTS: (D)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP Ex Tobacco NSA	0.00%	11/19/2015	DUB	EUR 3,135,000	$9,021	$2,927	$6,094

FUTURES CONTRACTS:
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	Short	(10)	03/31/2015	$2,917
5-Year U.S. Treasury Note	Long	96	03/31/2015	(22,475)
10-Year Japan Government Bond	Short	(11)	03/11/2015	(60,643)
10-Year U.S. Treasury Note	Long	358	03/20/2015	26,757
90-Day Eurodollar	Short	(114)	06/15/2015	(13,535)
90-Day Eurodollar	Short	(26)	12/14/2015	(365)
90-Day Eurodollar	Short	(174)	03/14/2016	(270)
90-Day Eurodollar	Short	(171)	12/18/2017	(439)
Euro-BTP Italian Government Bond	Short	(16)	03/06/2015	(16,582)
German Euro Bund	Long	45	02/20/2015	(2,153)
German Euro Bund	Short	(45)	02/20/2015	(2,226)
German Euro Bund	Short	(6)	03/06/2015	(23,166)
German Euro BUXL	Short	(2)	03/06/2015	(18,346)
Long U.S. Treasury Bond	Short	(30)	03/20/2015	(14,087)
Long U.S. Treasury Bond	Short	(96)	03/20/2015	(778,051)

Total				$(922,664)

FORWARD FOREIGN CURRENCY CONTRACTS: (D)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/07/2015	17,298,107	USD	13,849,000	EUR	$538,830	$—
BOA	01/21/2015	1,258,089	USD	1,603,000	NZD	10,589	—
CITI	01/21/2015	369,562	USD	475,000	NZD	—	(97)
HSBC	01/07/2015	691,000	GBP	1,083,733	USD	—	(6,801)
JPM	01/07/2015	1,534,000	EUR	1,890,669	USD	—	(34,309)
JPM	01/21/2015	1,795,252	USD	2,287,000	NZD	15,443	—
RBC	01/07/2015	511,000	EUR	629,048	USD	—	(10,664)
RBC	03/16/2015	535,614	USD	650,000	AUD	7,893	—
RBC	03/16/2015	4,811,269	USD	3,885,160	EUR	106,744	—
RBC	03/16/2015	1,307,964	USD	156,162,619	JPY	3,316	—
SCB	03/16/2015	3,335,000	EUR	4,064,358	USD	—	(26,019)
UBS	01/07/2015	1,000,266	USD	634,000	GBP	12,169	—

Total						$694,984	$(77,890)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$259,764,659	$—	$259,764,659
Foreign Government Obligations	—	17,553,922	—	17,553,922
Purchased Option	79,313	—	—	79,313
Purchased Foreign Exchange Options	—	364,330	—	364,330
Purchased Swaption	—	298,525	—	298,525
Short-Term Investment Company	4,133,396	—	—	4,133,396
Securities Lending Collateral	4,795,687	—	—	4,795,687

Total Investments	$9,008,396	$277,981,436	$—	$286,989,832

Derivative Financial Instruments
Interest Rate Swap Agreements	$—	$9,021	$—	$9,021
Futures Contracts (J)	29,674	—	—	29,674
Forward Foreign Currency Contracts (J)	—	694,984	—	694,984

Total Derivative Financial Instruments	$29,674	$704,005	$—	$733,679

LIABILITIES
Derivative Financial Instruments
Written Options	$(67,813)	$—	$—	$(67,813)
Written Foreign Exchange Options	—	(281,680)	—	(281,680)
Written Inflation-Capped Options	—	(1,412)	—	(1,412)
Written Swaptions on Interest Rate Swap Agreements	—	(538,924)	—	(538,924)
Interest Rate Swap Agreements	—	(268,788)	—	(268,788)
Futures Contracts (J)	(952,338)	—	—	(952,338)
Forward Foreign Currency Contracts (J)	—	(77,890)	—	(77,890)

Total Derivative Financial Instruments	$(1,020,151)	$(1,168,694)	$—	$(2,188,845)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $4,699,528. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $806,257.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Cash in the amount of $500,000 has been segregated by the broker as collateral for open options, swap, swaptions and/or forward foreign currency contracts.
(E)	The investment issuer is affiliated with the sub-adviser of the Portfolio.
(F)	Rate disclosed reflects the yield at December 31, 2014.
(G)	Aggregate cost for federal income tax purposes is $291,591,997. Aggregate gross unrealized appreciation and depreciation for all securities is $4,090,560 and $8,692,725, respectively. Net unrealized depreciation for tax purposes is $4,602,165.
(H)	Cash in the amount of $235,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(I)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Derivative financial instrument valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

DEFINITIONS:

BBA	British Bankers’ Association
BNP	BNP Paribas
BOA	Bank of America
BTP	Republic of Italy (“Buoni del Tesoro Poliennali”) Treasury Bonds
BUXL	Bundesanleihen (German long-term debt)
CITI	Citigroup, Inc.
DUB	Deutsche Bank AG
EURIBOR	Euro Interbank Offerred Rate
HICP	Harmonized Indices of Consumer Prices
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
LIBOR	London Interbank Offered Rate
NSA	Not Seasonally Adjusted
OTC	Over the Counter
RBC	Royal Bank of Canada
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SCB	Standard Chartered Bank
UBS	UBS AG

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 23.6%
U.S. Treasury Bond
2.75%, 08/15/2042 - 11/15/2042	$ 719,200	$ 718,852
3.13%, 08/15/2044 (A)	1,095,000	1,178,835
3.63%, 02/15/2044	46,757,400	55,023,968
4.50%, 02/15/2036 (A)	2,065,200	2,754,622
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029	7,378,589	9,155,789
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/2023	1,733,393	1,676,110
0.63%, 01/15/2024	15,783,601	15,851,423
U.S. Treasury Note
0.38%, 03/31/2016 - 10/31/2016	32,914,900	32,791,922
0.50%, 09/30/2016 (A)	27,359,100	27,327,035
0.88%, 04/15/2017 - 04/30/2017	25,816,700	25,849,039
1.00%, 09/15/2017 (A)	1,400,000	1,400,766
1.00%, 11/30/2019	30,782,600	29,856,721
1.25%, 11/30/2018	42,982,800	42,680,588
1.63%, 03/31/2019 - 11/15/2022	40,224,700	39,987,651
2.50%, 05/15/2024 (A)	32,798,700	33,787,778

Total U.S. Government Obligations (Cost $312,382,967)		320,041,099

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.5%
Federal Home Loan Mortgage Corp.
1.84%, 05/01/2037 (B)	103,834	108,907
1.95%, 02/01/2037 - 04/01/2037 (B)	265,669	280,237
2.24%, 09/01/2035 (B)	1,432,690	1,542,659
2.28%, 09/01/2037 (B)	26,841	28,590
2.29%, 01/01/2038 (B)	267,031	284,823
2.38%, 12/01/2034 (B)	25,847	27,571
2.50%, 05/01/2037 (B)	115,465	123,197
3.00%, 02/01/2041 (B)	870,721	928,378
5.50%, 07/01/2016 - 06/01/2041	3,286,727	3,673,434
6.00%, 04/01/2016 - 05/01/2031	795,452	909,895
Federal National Mortgage Association
1.33%, 08/01/2037 (B)	9,879	10,106
1.90%, 08/01/2034 - 01/01/2035 (B)	62,455	66,072
2.29%, 08/01/2035 (B)	86,531	89,784
2.99%, 03/01/2041 (B)	505,445	538,043
3.00%, TBA	11,906,000	12,043,663
3.13%, 03/01/2041 (B)	648,557	690,096
3.18%, 12/01/2040 (B)	1,281,182	1,343,884
3.34%, 06/01/2041 (B)	1,313,823	1,384,960
3.50%, 07/01/2028 - 01/01/2029	5,865,216	6,246,960
3.50%, TBA	78,366,000	81,979,985
3.50%, 09/01/2041 (B)	976,560	1,031,668
4.00%, TBA	34,679,000	37,011,298
4.50%, 02/01/2025 - 06/01/2026	4,893,328	5,287,132
4.50%, TBA	22,083,000	23,970,408
5.00%, TBA	21,591,000	23,854,259
5.50%, 04/01/2036 - 04/01/2041	2,399,834	2,696,858
6.00%, 02/01/2034 - 01/01/2040	9,893,554	11,316,757
6.50%, 05/01/2040	4,084,779	4,651,847
7.00%, 01/01/2016 - 09/01/2016	10,013	10,183
Government National Mortgage Association, IO
0.99%, 02/16/2053 (B)	9,768,050	729,879
Tennessee Valley Authority
5.98%, 04/01/2036	440,000	615,351

Total U.S. Government Agency Obligations (Cost $220,974,699)		223,476,884

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.8%
Brazilian Government International Bond
4.25%, 01/07/2025	$ 2,640,000	$ 2,640,000
Colombia Government International Bond
4.00%, 02/26/2024	1,810,000	1,850,725
Export-Import Bank of Korea
4.00%, 01/11/2017	3,750,000	3,931,237
Indonesia Government International Bond
5.38%, 10/17/2023, 144A	2,500,000	2,725,000
Mexico Government International Bond
4.00%, 10/02/2023 (A)	5,298,000	5,496,675
Peruvian Government International Bond
7.35%, 07/21/2025 (A)	1,010,000	1,340,775
Poland Government International Bond Series 2013-NPL1, Class A
5.00%, 03/23/2022 (A)	1,200,000	1,344,240
South Africa Government International Bond
4.67%, 01/17/2024 (A)	1,060,000	1,097,100
Turkey Government International Bond
5.75%, 03/22/2024 (A)	3,180,000	3,553,650

Total Foreign Government Obligations (Cost $23,005,295)		23,979,402

MORTGAGE-BACKED SECURITIES - 12.7%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 7A2
1.01%, 02/25/2035 (B)	12,376	12,384
Alternative Loan Trust
Series 2005-36, Class 2A1A
0.48%, 08/25/2035 (B)	1,483,475	1,148,686
Series 2005-50CB, Class 1A1
5.50%, 11/25/2035	2,857,627	2,704,187
Series 2005-51, Class 3A3A
0.49%, 11/20/2035 (B)	1,349,148	1,079,850
Series 2007-22, Class 2A16
6.50%, 09/25/2037	8,638,451	6,973,485
Series 2007-5CB, Class 1A31
5.50%, 04/25/2037	2,097,106	1,749,945
Banc of America Commercial Mortgage Trust
Series 2007-3, Class A1A
5.55%, 06/10/2049 (B)	2,433,224	2,622,981
Banc of America Funding Trust
Series 2005-E, Class 4A1
2.69%, 03/20/2035 (B)	244,356	244,238
BB-UBS Trust
Series 2012-TFT, Class A
2.89%, 06/05/2030, 144A	3,410,000	3,338,663
Series 2012-TFT, Class C
3.47%, 06/05/2030, 144A (B)	3,665,000	3,515,662
Bear Stearns Alt-A Trust
Series 2004-11, Class 2A2
2.61%, 11/25/2034 (B)	113,743	100,592
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A
5.19%, 12/11/2038	2,996,052	3,177,077
Series 2007-PW15, Class A1A
5.32%, 02/11/2044	2,073,715	2,213,140
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (B)	1,755,308	1,911,892

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Mortgage Funding Trust
Series 2006-AR5, Class 1A2
0.38%, 12/25/2046 (B)	$ 192,899	$ 85,259
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1
2.60%, 02/25/2034 (B)	132,413	130,268
Series 2005-3, Class 1A2
0.46%, 04/25/2035 (B)	275,469	243,314
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3
3.75%, 03/10/2047	1,140,000	1,201,526
Series 2014-GC19, Class A4
4.02%, 03/10/2047	1,735,000	1,858,372
COMM Mortgage Trust
Series 2010-RR1, Class GEB
5.54%, 12/11/2049, 144A (B)	960,000	1,001,749
Series 2013-CR11, Class AM
4.72%, 10/10/2046 (B)	565,000	624,786
Series 2013-GAM, Class A2
3.37%, 02/10/2028, 144A	1,380,000	1,389,954
Series 2014-CR14, Class B
4.61%, 02/10/2047 (B)	1,180,000	1,291,285
Series 2014-UBS2, Class A5
3.96%, 03/10/2047	1,240,000	1,328,207
Commercial Mortgage Pass-Through Certificates
Series 2012-LTRT, Class A2
3.40%, 10/05/2030, 144A	1,560,000	1,549,086
Commercial Mortgage Trust
Series 2007-GG11, Class AM
5.87%, 12/10/2049 (B)	1,175,000	1,273,530
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class A2
5.45%, 01/15/2049 (B)	5,729	5,687
Credit Suisse Mortgage Capital Certificates
Series 2009-11R, Class 5A1
4.33%, 08/26/2036, 144A (B)	6,934,630	6,997,652
CSMC Trust
Series 2010-1R, Class 28A1
5.00%, 02/27/2047, 144A	3,302,242	3,343,850
Series 2011-4R, Class 5A1
2.61%, 05/27/2036, 144A (B)	2,371,220	2,335,179
Series 2013-8R, Class 3A1
0.32%, 03/27/2036, 144A (B)	5,186,643	5,063,709
Series 2014-4R, Class 21A1
0.44%, 12/27/2035, 144A (B)	7,405,000	7,032,921
DBRR Trust
Series 2011-C32, Class A3A
5.72%, 06/17/2049, 144A (B)	1,320,000	1,418,611
Extended Stay America Trust
Series 2013-ESH5, Class C5
2.67%, 12/05/2031, 144A	1,210,000	1,198,466
Series 2013-ESH7, Class A27
2.96%, 12/05/2031, 144A	1,630,000	1,651,558
GMACM Mortgage Loan Trust
Series 2003-AR2, Class 1A1
3.22%, 12/19/2033 (B)	34,712	33,900

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GMACM Mortgage Loan Trust (continued)
Series 2005-AR1, Class 3A
2.98%, 03/18/2035 (B)	$ 78,368	$ 77,091
GS Mortgage Securities Corp. II
Series 2013-KING, Class E
3.44%, 12/10/2027, 144A (B)	3,320,000	3,123,678
GS Mortgage Securities Corp. Trust
Series 2012-SHOP, Class C
3.63%, 06/05/2031, 144A	410,000	422,437
Hilton USA Trust
4.41%, 11/05/2030, 144A	970,000	992,104
Hilton USA Trust, IO
Series 2013-HLT, Class X1FX
1.67%, 11/05/2030, 144A (B)	22,320,000	19,262
Impac CMB Trust
Series 2004-6, Class 1A1
0.97%, 10/25/2034 (B)	49,256	46,867
Independent National Mortage Corp. INDA Mortgage Loan Trust
Series 2007-AR7, Class 1A1
2.71%, 11/25/2037 (B)	543,616	516,998
Independent National Mortage Corp. Index Mortgage Loan Trust
Series 2007-AR15, Class 2A1 4.35%, 08/25/2037 (B)	817,953	686,420
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AM
5.43%, 12/12/2044 (B)	2,000,000	2,073,996
Series 2007-CB18, Class A1A
5.43%, 06/12/2047 (B)	4,137,732	4,415,022
Series 2007-LD11, Class ASB
5.79%, 06/15/2049 (B)	858,707	899,397
Series 2007-LD12, Class A1A
5.85%, 02/15/2051 (B)	3,426,390	3,734,995
Series 2007-LDPX, Class A1A
5.44%, 01/15/2049	3,105,224	3,318,907
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1
1.99%, 02/25/2034 (B)	92,010	91,457
Series 2006-A2, Class 5A1
2.43%, 11/25/2033 (B)	111,081	112,054
Series 2006-S3, Class 1A12
6.50%, 08/25/2036	543,411	460,928
JPMorgan Re-REMIC Trust
Series 2014-2, Class 6A1
2.82%, 05/26/2037, 144A (B)	7,639,918	7,679,432
LB-UBS Commercial Mortgage Trust
Series 2005-C2, Class AJ
5.21%, 04/15/2030 (B)	1,280,000	1,289,362
Series 2007-C7, Class AM
6.16%, 09/15/2045 (B)	900,000	1,001,477
MASTR Adjustable Rate Mortgages Trust
Series 2007-R5, Class A1 2.56%, 11/25/2035, 144A (B)	716,313	522,722
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1
0.81%, 10/25/2028 (B)	52,587	52,221

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust (continued)
Series 2004-A1, Class 2A1
2.41%, 02/25/2034 (B)	$ 270,643	$ 271,786
Series 2004-A3, Class 4A3
2.58%, 05/25/2034 (B)	134,080	133,606
Series 2005-A3, Class A1
0.44%, 04/25/2035 (B)	62,265	59,689
Series 2005-A4, Class 2A2
2.56%, 07/25/2035 (B)	308,960	274,026
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class AJ
5.29%, 11/12/2037 (B)	1,760,000	1,807,766
Series 2007-C1, Class A1A
5.83%, 06/12/2050 (B)	1,082,369	1,152,962
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM
5.59%, 04/12/2049 (B)	2,855,000	3,037,600
Series 2007-IQ13, Class A1A
5.31%, 03/15/2044	4,106,142	4,363,018
Series 2007-IQ13, Class AM
5.41%, 03/15/2044	1,090,000	1,160,128
Series 2007-IQ14, Class A1A
5.67%, 04/15/2049 (B)	1,069,310	1,153,606
Series 2007-IQ15, Class AM
5.91%, 06/11/2049 (B)	1,225,000	1,315,812
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4B
5.80%, 08/15/2045, 144A (B)	540,000	581,108
Series 2012-IO, Class AXB2
1.00%, 03/27/2051, 144A	1,120,000	1,118,600
Series 2012-XA, Class A
2.00%, 07/27/2049, 144A	1,389,783	1,393,257
Series 2014-R3, Class 2A
3.00%, 07/26/2048, 144A (B)	9,291,668	9,222,506
Motel 6 Trust
Series 2012-MTL6, Class B
2.74%, 10/05/2025, 144A	3,735,000	3,720,893
Series 2012-MTL6, Class C
3.14%, 10/05/2025, 144A	2,854,000	2,839,025
NACC Reperforming Loan REMIC Trust
Series 2004-R2, Class A1
6.50%, 10/25/2034, 144A (B)	109,131	110,658
Nationstar Mortgage Loan Trust
Series 2013-A, Class A
3.75%, 12/25/2052, 144A (B)	5,912,602	6,076,493
New Residential Mortgage Loan Trust
Series 2014-1A, Class A
3.75%, 01/25/2054, 144A (B)	2,543,638	2,613,380
Series 2014-3A, Class AFX3
3.75%, 11/25/2054, 144A (B)	4,750,000	4,863,402
Queens Center Mortgage Trust
Series 2013-QCA, Class D
3.47%, 01/11/2037, 144A (B)	4,200,000	4,029,925
RALI Trust
Series 2007-QO1, Class A1
0.32%, 02/25/2047 (B)	617,114	478,062
Series 2007-QO4, Class A1A
0.36%, 05/25/2047 (B)	1,201,340	985,563

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
RBSCF Trust
Series 2010-RR3, Class WBTA
5.94%, 02/16/2051, 144A (B)	$ 7,383,165	$ 7,692,468
SCG Trust
Series 2013-SRP1, Class AJ
2.11%, 11/15/2026, 144A (B)	1,140,000	1,143,502
STRIPS, Ltd.
Series 2012-1A, Class A
1.50%, 12/25/2044, 144A	1,733,152	1,733,152
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1
2.53%, 07/25/2035 (B)	783,468	639,984
Series 2007-3, Class 3A1
2.70%, 04/25/2047 (B)	2,118,147	1,672,006
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1
0.86%, 01/19/2034 (B)	67,517	65,449
Voyager BRSTN Delaware Trust, IO
Series 2009-1, Class UAU7
0.42%, 12/26/2036, 144A (B)	336,441	310,906
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class H
0.56%, 09/15/2021, 144A (B)	1,493,000	1,452,589
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR8, Class 2A1A
0.46%, 07/25/2045 (B)	76,053	71,024
Series 2007-OA6, Class 1A1B
0.92%, 07/25/2047 (B)	1,426,487	548,771
Wells Fargo Re-REMIC Trust
Series 2012-IO, Class A 1.75%, 08/20/2021, 144A	905,311	905,030

Total Mortgage-Backed Securities (Cost $173,844,506)		172,386,230

ASSET-BACKED SECURITIES - 8.1%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A
5.56%, 07/15/2059, 144A	4,189,694	4,773,888
AmeriCredit Automobile Receivables Trust
Series 2011-5, Class C
3.44%, 10/08/2017	1,650,000	1,677,182
Series 2012-2, Class C
2.64%, 10/10/2017	1,400,000	1,422,317
Series 2012-3, Class C
2.42%, 05/08/2018	1,350,000	1,370,078
Series 2012-5, Class C
1.69%, 11/08/2018	2,110,000	2,115,691
Chrysler Capital Auto Receivables Trust
Series 2013-BA, Class B
1.78%, 06/17/2019, 144A	510,000	511,145
Series 2013-BA, Class C
2.24%, 09/16/2019, 144A	520,000	521,045
Series 2014-AA, Class B
1.76%, 08/15/2019, 144A	580,000	579,151

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Chrysler Capital Auto Receivables Trust (continued)
Series 2014-AA, Class C
2.28%, 11/15/2019, 144A	$ 745,000	$ 745,284
Conseco Finance Securitizations Corp.
Series 2002-1, Class A
6.68%, 12/01/2033 (B)	5,691	5,690
Series 2002-2, Class A2
6.03%, 03/01/2033 (B)	474,845	482,960
Credit Acceptance Auto Loan Trust
Series 2013-1A, Class A
1.21%, 10/15/2020, 144A	1,060,000	1,060,312
CWHEQ Revolving Home Equity Loan Resuritization Trust
Series 2006-RES, Class 4Q1B
0.46%, 12/15/2033, 144A (B)	222,557	181,513
DT Auto Owner Trust
Series 2012-1A, Class D
4.94%, 07/16/2018, 144A	1,158,475	1,175,335
Ford Credit Auto Owner Trust
Series 2013-B, Class D
1.82%, 11/15/2019	1,210,000	1,219,598
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class C
2.86%, 01/15/2019	455,000	468,054
Series 2012-2, Class D
3.50%, 01/15/2019	815,000	846,443
HLSS Servicer Advance Receivables Backed Notes
Series 2013-T2, Class A2
1.15%, 05/16/2044, 144A	305,000	304,695
HLSS Servicer Advance Receivables Trust
Series 2012-T2, Class A2
1.99%, 10/15/2045, 144A	2,905,000	2,916,678
Series 2013-T1, Class A2
1.50%, 01/16/2046, 144A	3,550,000	3,547,160
HSBC Home Equity Loan Trust
Series 2006-3, Class M1
0.43%, 03/20/2036 (B)	5,750,000	5,539,464
MVW Owner Trust
Series 2014-1A, Class A
2.25%, 09/20/2031, 144A	3,369,164	3,344,663
Nelnet Student Loan Trust
Series 2008-3, Class A4
1.88%, 11/25/2024 (B)	2,500,000	2,615,782
Series 2014-2A, Class A3
1.02%, 07/27/2037, 144A (B)	1,325,000	1,320,230
Prestige Auto Receivables Trust
Series 2014-1A, Class A2
0.97%, 03/15/2018, 144A	1,331,588	1,331,750
RAAC Trust
Series 2007-RP4, Class A
0.52%, 11/25/2046, 144A (B)	991,930	857,621
Renaissance Home Equity Loan Trust
Series 2007-2, Class AF6
5.88%, 06/25/2037 (C)	1,458,441	783,712
Santander Drive Auto Receivables Trust
Series 2012-4, Class C
2.94%, 12/15/2017	1,400,000	1,419,125

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust (continued)
Series 2012-AA, Class C
1.78%, 11/15/2018, 144A	$ 3,260,000	$ 3,266,647
Series 2013-3, Class B
1.19%, 05/15/2018	3,320,000	3,321,368
Series 2013-4, Class C
3.25%, 01/15/2020	1,560,000	1,606,529
Series 2013-A, Class B
1.89%, 10/15/2019, 144A	2,355,000	2,375,740
Series 2013-A, Class C
3.12%, 10/15/2019, 144A	910,000	931,741
SBA Tower Trust
Series 2014-1A, Class C
2.90%, 10/15/2044, 144A (C)	9,030,000	9,053,677
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B
2.70%, 10/20/2030, 144A	1,804,869	1,794,565
Series 2014-3A, Class A
2.30%, 10/20/2031, 144A	3,978,787	3,954,282
SLM Private Education Loan Trust
Series 2011-A, Class A3
2.66%, 01/15/2043, 144A (B)	1,805,000	1,919,825
Series 2011-B, Class A2
3.74%, 02/15/2029, 144A	595,000	623,753
Series 2011-B, Class A3
2.41%, 06/16/2042, 144A (B)	690,000	731,282
Series 2011-C, Class A2A
3.41%, 10/17/2044, 144A (B)	1,190,000	1,283,078
Series 2011-C, Class A2B
4.54%, 10/17/2044, 144A	1,930,000	2,071,276
Series 2012-B, Class A2
3.48%, 10/15/2030, 144A	2,555,000	2,654,369
Series 2013-A, Class B
2.50%, 03/15/2047, 144A	260,000	249,213
Series 2013-B, Class B
3.00%, 05/16/2044, 144A	340,000	330,663
Series 2013-C, Class A2B
1.56%, 10/15/2031, 144A (B)	1,360,000	1,384,821
SolarCity LMC Series III LLC
Series 2014-2, Class A
4.02%, 07/20/2044, 144A	3,690,000	3,707,705
SpringCastle America Funding LLC
Series 2014-AA, Class A
2.70%, 05/25/2023, 144A	2,678,275	2,674,009
Trafigura Securitisation Finance PLC
Series 2014-1A, Class A
1.11%, 10/15/2021, 144A (B)	13,225,000	13,225,000
World Financial Network Credit Card Master Trust
Series 2012-C, Class A
2.23%, 08/15/2022	4,000,000	4,028,152
Series 2012-D, Class A
2.15%, 04/17/2023	4,780,000	4,748,758

Total Asset-Backed Securities (Cost $109,595,949)		109,073,019

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.9%
Los Angeles Community College District, General Obligation Unlimited
6.60%, 08/01/2042	$ 340,000	$ 482,032
Metropolitan Transportation Authority, Revenue Bonds
Series E 6.81%, 11/15/2040	355,000	494,583
Municipal Electric Authority of Georgia, Revenue Bonds
6.64%, 04/01/2057	295,000	393,828
New Jersey State Turnpike Authority, Revenue Bonds
Series F
7.41%, 01/01/2040	431,000	649,939
New York City Water & Sewer System, Revenue Bonds
5.88%, 06/15/2044	340,000	457,320
Series EE
5.38%, 06/15/2043	1,670,000	1,950,042
5.50%, 06/15/2043	2,000,000	2,349,220
New York State Dormitory Authority, Revenue Bonds Series H
5.39%, 03/15/2040	330,000	416,556
Port Authority of New York & New Jersey, Revenue Bonds
4.96%, 08/01/2046	570,000	650,233
State of California, General Obligation Unlimited
7.60%, 11/01/2040	1,585,000	2,509,198
State of Illinois, General Obligation Unlimited
5.10%, 06/01/2033	1,520,000	1,516,762
University of California, Revenue Bonds Series AD
4.86%, 05/15/2112	315,000	334,083

Total Municipal Government Obligations (Cost $10,774,908)		12,203,796

CORPORATE DEBT SECURITIES - 34.1%
Aerospace & Defense - 0.3%
Exelis, Inc. 5.55%, 10/01/2021	3,442,000	3,714,741

Air Freight & Logistics - 0.3%
FedEx Corp.
4.90%, 01/15/2034	1,760,000	1,965,684
5.10%, 01/15/2044	1,260,000	1,454,879

		3,420,563

Airlines - 0.9%
American Airlines Pass-Through Trust
3.70%, 04/01/2028	4,300,000	4,321,500
United Airlines Pass-Through Trust
3.75%, 03/03/2028 (A)	7,095,000	7,148,212
United Continental Holdings, Inc.
6.00%, 07/15/2028 (A)	735,000	700,088

		12,169,800

Automobiles - 0.1%
General Motors Co.
4.88%, 10/02/2023	850,000	909,500
6.25%, 10/02/2043	500,000	597,300

		1,506,800

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks - 5.4%
Barclays Bank PLC
10.18%, 06/12/2021, 144A	$ 9,240,000	$ 12,405,522
BPCE SA
4.00%, 04/15/2024 (A)	1,647,000	1,721,388
5.15%, 07/21/2024, 144A (A)	1,200,000	1,236,565
Branch Banking & Trust Co.
3.80%, 10/30/2026	1,980,000	2,018,679
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.25%, 01/14/2019	1,565,000	1,576,655
11.00%, 06/30/2019, 144A (B) (D)	9,495,000	12,220,065
Credit Agricole SA
2.50%, 04/15/2019, 144A (A)	3,379,000	3,417,882
Glitnir HF
6.33%, 07/28/2011, 144A (E) (F)	290,000	85,550
HSBC Bank Brasil SA - Banco Multiplo
Series MTN
4.00%, 05/11/2016, 144A	5,850,000	5,940,675
HSBC Holdings PLC
4.25%, 03/14/2024 (A)	485,000	504,682
5.25%, 03/14/2044	1,228,000	1,375,550
Intesa Sanpaolo SpA
5.02%, 06/26/2024, 144A	4,285,000	4,158,657
Korea Development Bank
3.50%, 08/22/2017	1,610,000	1,675,994
Macquarie Bank, Ltd.
1.65%, 03/24/2017, 144A	2,245,000	2,252,743
Nordea Bank AB
4.25%, 09/21/2022, 144A (A)	11,100,000	11,525,419
Royal Bank of Scotland Group PLC
1.88%, 03/31/2017	1,950,000	1,948,456
6.00%, 12/19/2023	1,685,000	1,823,841
Societe Generale SA
5.00%, 01/17/2024, 144A (A)	2,315,000	2,327,688
Wells Fargo & Co.
2.15%, 01/15/2019	912,000	914,412
4.13%, 08/15/2023	855,000	897,392
5.38%, 11/02/2043	1,740,000	1,979,621
5.90%, 06/15/2024 (B) (D)	1,080,000	1,088,100

		73,095,536

Beverages - 0.2%
Anheuser-Busch InBev Finance, Inc.
2.15%, 02/01/2019	1,235,000	1,239,978
3.70%, 02/01/2024 (A)	1,730,000	1,797,065

		3,037,043

Biotechnology - 0.1%
Amgen, Inc.
5.15%, 11/15/2041	620,000	698,833
5.65%, 06/15/2042	750,000	892,349

		1,591,182

Capital Markets - 2.8%
Ameriprise Financial, Inc.
3.70%, 10/15/2024 (A)	3,495,000	3,574,382
Bank of New York Mellon Corp.
Series MTN
2.10%, 01/15/2019	1,275,000	1,279,040

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc.
2.38%, 01/22/2018	$ 1,685,000	$ 1,702,017
2.90%, 07/19/2018	2,445,000	2,508,277
3.63%, 02/07/2016 - 01/22/2023	2,300,000	2,337,696
5.75%, 01/24/2022	1,131,000	1,308,326
6.25%, 02/01/2041	490,000	619,431
6.75%, 10/01/2037	500,000	628,687
Series MTN
1.84%, 11/29/2023 (B)	1,310,000	1,345,881
Macquarie Group, Ltd.
6.25%, 01/14/2021, 144A	7,045,000	8,062,460
Morgan Stanley
1.88%, 01/05/2018	6,940,000	6,914,600
5.00%, 11/24/2025 (A)	1,260,000	1,344,565
State Street Capital Trust IV
1.24%, 06/01/2077 (B)	285,000	236,550
UBS AG
7.63%, 08/17/2022	5,385,000	6,340,062

		38,201,974

Chemicals - 0.3%
LyondellBasell Industries NV
5.00%, 04/15/2019	1,217,000	1,327,460
Monsanto Co.
4.40%, 07/15/2044	2,705,000	2,806,554

		4,134,014

Commercial Services & Supplies - 0.5%
ERAC USA Finance LLC
3.85%, 11/15/2024, 144A (A)	4,130,000	4,188,431
Hutchison Whampoa International 14, Ltd.
1.63%, 10/31/2017, 144A	2,325,000	2,305,842

		6,494,273

Communications Equipment - 0.1%
Cisco Systems, Inc.
2.13%, 03/01/2019 (A)	797,000	800,750

Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance, Ltd.
6.75%, 10/01/2022, 144A	1,151,735	1,053,838

Construction Materials - 0.4%
Martin Marietta Materials, Inc.
4.25%, 07/02/2024	5,140,000	5,269,035

Consumer Finance - 0.1%
Discover Financial Services 3.85%, 11/21/2022	1,111,000	1,130,334

Diversified Financial Services - 2.7%
Bank of America Corp.
2.60%, 01/15/2019	1,596,000	1,608,410
2.65%, 04/01/2019 (A)	5,156,000	5,193,819
4.10%, 07/24/2023	1,435,000	1,511,270
5.75%, 12/01/2017	1,965,000	2,171,123
Citigroup, Inc.
2.50%, 09/26/2018	1,492,000	1,509,433
2.55%, 04/08/2019 (A)	2,770,000	2,788,218
3.38%, 03/01/2023	1,380,000	1,392,341
4.45%, 01/10/2017	880,000	930,233
4.95%, 11/07/2043	490,000	546,191
6.68%, 09/13/2043	490,000	633,596

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Ford Motor Credit Co. LLC
4.38%, 08/06/2023 (A)	$ 706,000	$ 754,746
General Electric Capital Corp.
7.13%, 06/15/2022 (B) (D)	2,800,000	3,258,500
Series MTN
6.88%, 01/10/2039	500,000	707,254
JPMorgan Chase & Co.
3.20%, 01/25/2023	535,000	535,603
3.25%, 09/23/2022	1,180,000	1,186,873
4.75%, 03/01/2015	1,050,000	1,056,003
4.85%, 02/01/2044	490,000	543,558
6.75%, 02/01/2024 (A) (B) (D)	412,000	434,660
Series MTN
1.35%, 02/15/2017	3,735,000	3,734,918
Kaupthing Bank Hf
7.13%, 05/19/2016, 144A (E) (F)	200,000	2
Lehman Brothers Holdings Capital Trust VII
Series MTN
5.86%, 02/02/2015 (D) (E) (F) (G)	1,945,000	195
MassMutual Global Funding II
2.35%, 04/09/2019, 144A	1,400,000	1,408,694
Oaktree Capital Management, LP
6.75%, 12/02/2019, 144A	4,080,000	4,815,971

		36,721,611

Diversified Telecommunication Services - 1.6%
AT&T, Inc.
2.30%, 03/11/2019 (A)	2,450,000	2,447,430
4.35%, 06/15/2045	945,000	890,903
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 (A)	1,902,000	1,985,213
Level 3 Financing, Inc.
8.13%, 07/01/2019	2,053,000	2,181,312
Sprint Capital Corp.
6.88%, 11/15/2028	822,000	723,360
Verizon Communications, Inc.
2.63%, 02/21/2020, 144A	3,004,000	2,969,655
3.45%, 03/15/2021	1,125,000	1,149,796
3.85%, 11/01/2042	4,623,000	4,121,317
4.50%, 09/15/2020	1,135,000	1,232,334
6.55%, 09/15/2043	2,901,000	3,716,613

		21,417,933

Electric Utilities - 1.4%
CenterPoint Energy Houston Electric LLC
4.50%, 04/01/2044 (A)	1,660,000	1,852,783
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036 (A)	458,000	533,379
8.88%, 11/15/2018	449,000	554,151
Commonwealth Edison Co.
4.70%, 01/15/2044	1,055,000	1,201,755
Duke Energy Carolinas LLC
4.25%, 12/15/2041	1,525,000	1,638,570
Duke Energy Corp.
3.75%, 04/15/2024	275,000	286,062
Entergy Arkansas, Inc.
3.70%, 06/01/2024 (A)	1,625,000	1,702,766
Georgia Power Co.
3.00%, 04/15/2016	3,295,000	3,383,678

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Jersey Central Power & Light Co.
7.35%, 02/01/2019	$ 1,000,000	$ 1,180,281
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	333,000	357,631
5.30%, 06/01/2042 (A)	525,000	651,568
Pacific Gas & Electric Co.
4.75%, 02/15/2044	488,000	536,704
PacifiCorp
3.60%, 04/01/2024	3,380,000	3,493,044
5.75%, 04/01/2037	900,000	1,156,155
Progress Energy, Inc.
4.88%, 12/01/2019	168,000	185,768

		18,714,295

Energy Equipment & Services - 0.3%
Schlumberger Investment SA
3.65%, 12/01/2023	835,000	872,866
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	1,010,000	1,011,169
4.63%, 03/01/2034	875,000	887,706
Weatherford International, Ltd.
5.95%, 04/15/2042	960,000	812,857

		3,584,598

Food & Staples Retailing - 0.7%
CVS Health Corp.
5.30%, 12/05/2043	319,000	381,340
Sysco Corp.
2.35%, 10/02/2019	4,345,000	4,368,654
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	1,258,000	1,305,150
4.30%, 04/22/2044	945,000	1,031,511
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	2,653,000	2,671,457

		9,758,112

Food Products - 0.1%
Mondelez International, Inc.
2.25%, 02/01/2019	1,570,000	1,563,552

Health Care Equipment & Supplies - 0.2%
Becton Dickinson and Co.
2.68%, 12/15/2019	1,880,000	1,904,724
Boston Scientific Corp.
2.65%, 10/01/2018	1,062,000	1,063,250

		2,967,974

Health Care Providers & Services - 0.6%
Aetna, Inc.
4.75%, 03/15/2044 (A)	345,000	380,401
Anthem, Inc.
1.88%, 01/15/2018	1,930,000	1,929,454
2.30%, 07/15/2018	1,930,000	1,940,682
3.30%, 01/15/2023	620,000	619,395
Coventry Health Care, Inc.
5.45%, 06/15/2021	1,632,000	1,875,015
Tenet Healthcare Corp.
6.25%, 11/01/2018	1,010,000	1,095,850
UnitedHealth Group, Inc.
3.38%, 11/15/2021	650,000	674,402

		8,515,199

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure - 0.0% (H)
GLP Capital, LP / GLP Financing II, Inc.
4.38%, 11/01/2018	$ 94,000	$ 96,115
4.88%, 11/01/2020	150,000	151,875

		247,990

Household Products - 0.2%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
6.88%, 02/15/2021	2,320,000	2,421,500

Industrial Conglomerates - 0.1%
General Electric Co.
4.50%, 03/11/2044	921,000	1,012,383

Insurance - 4.3%
American International Group, Inc.
4.13%, 02/15/2024 (A)	629,000	669,578
8.18%, 05/15/2068 (B)	1,070,000	1,449,850
Fidelity National Financial, Inc.
5.50%, 09/01/2022	1,320,000	1,438,105
Genworth Holdings, Inc.
7.63%, 09/24/2021 (A)	1,125,000	1,100,016
Hanover Insurance Group, Inc.
6.38%, 06/15/2021	8,760,000	9,923,573
Lincoln National Corp.
8.75%, 07/01/2019	4,655,000	5,816,562
Metropolitan Life Global Funding I
1.30%, 04/10/2017, 144A	4,970,000	4,961,730
Pacific Life Insurance Co.
9.25%, 06/15/2039, 144A	4,240,000	6,669,533
Principal Financial Group, Inc.
8.88%, 05/15/2019	2,550,000	3,208,425
Prudential Financial, Inc.
Series MTN
5.38%, 06/21/2020	1,465,000	1,653,427
7.38%, 06/15/2019	1,595,000	1,917,431
Reinsurance Group of America, Inc.
6.75%, 12/15/2065 (B)	10,476,000	10,685,520
ZFS Finance USA Trust II
6.45%, 12/15/2065, 144A (B)	8,860,000	9,335,516

		58,829,266

IT Services - 0.3%
International Business Machines Corp.
3.63%, 02/12/2024 (A)	1,543,000	1,607,536
MasterCard, Inc.
2.00%, 04/01/2019	1,366,000	1,358,483
3.38%, 04/01/2024	878,000	901,229

		3,867,248

Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc.
2.40%, 02/01/2019	3,515,000	3,520,241
5.30%, 02/01/2044 (A)	172,000	197,541

		3,717,782

Media - 1.2%
21st Century Fox America, Inc.
7.63%, 11/30/2028	1,045,000	1,385,623
CBS Corp.
4.63%, 05/15/2018	655,000	706,369
5.75%, 04/15/2020 (A)	520,000	592,941

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Comcast Corp.
5.88%, 02/15/2018	$ 2,649,000	$ 2,980,451
Cox Communications, Inc.
8.38%, 03/01/2039, 144A	1,540,000	2,195,510
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
4.60%, 02/15/2021	1,685,000	1,804,863
5.00%, 03/01/2021	905,000	986,902
NBCUniversal Enterprise, Inc.
5.25%, 03/19/2021, 144A (D)	1,500,000	1,556,250
NBCUniversal Media LLC
4.38%, 04/01/2021	560,000	615,886
4.45%, 01/15/2043	1,359,000	1,440,014
5.15%, 04/30/2020	2,246,000	2,548,763

		16,813,572

Metals & Mining - 0.4%
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023 (A)	1,031,000	1,085,380
Freeport-McMoRan, Inc.
3.88%, 03/15/2023 (A)	1,125,000	1,060,691
Novelis, Inc.
8.75%, 12/15/2020 (A)	2,735,000	2,899,100
Rio Tinto Finance USA PLC
2.88%, 08/21/2022 (A)	925,000	889,353

		5,934,524

Multi-Utilities - 0.4%
CMS Energy Corp.
3.88%, 03/01/2024 (A)	539,000	559,670
4.88%, 03/01/2044	1,215,000	1,329,212
Dominion Resources, Inc.
1.95%, 08/15/2016	2,590,000	2,617,824
PG&E Corp.
2.40%, 03/01/2019	694,000	695,051

		5,201,757

Oil, Gas & Consumable Fuels - 3.1%
Apache Corp.
4.25%, 01/15/2044	360,000	314,617
4.75%, 04/15/2043	520,000	487,653
BP Capital Markets PLC
2.24%, 05/10/2019	2,570,000	2,566,883
Energy Transfer Partners, LP
5.95%, 10/01/2043	960,000	1,052,926
EOG Resources, Inc.
2.45%, 04/01/2020	2,277,000	2,265,189
Exxon Mobil Corp.
1.82%, 03/15/2019	3,930,000	3,938,960
Husky Energy, Inc.
4.00%, 04/15/2024	1,120,000	1,100,024
Kerr-McGee Corp.
6.95%, 07/01/2024	1,190,000	1,454,438
Kinder Morgan Energy Partners, LP
4.15%, 02/01/2024 (A)	3,610,000	3,600,766
Laredo Petroleum, Inc.
7.38%, 05/01/2022 (A)	1,370,000	1,280,950
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, 11/01/2019	2,820,000	2,382,900

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
MEG Energy Corp.
6.50%, 03/15/2021, 144A (A)	$ 1,090,000	$ 994,625
Murphy Oil Corp.
2.50%, 12/01/2017	2,236,000	2,222,584
Nexen Energy ULC
5.88%, 03/10/2035	110,000	129,174
Noble Energy, Inc.
6.00%, 03/01/2041	1,230,000	1,351,814
8.25%, 03/01/2019	1,065,000	1,276,830
Peabody Energy Corp.
6.25%, 11/15/2021 (A)	1,715,000	1,466,325
Petrobras Global Finance BV
6.25%, 03/17/2024 (A)	3,460,000	3,292,328
Petrobras International Finance Co. SA
3.88%, 01/27/2016 (A)	2,644,000	2,594,557
Petroleos Mexicanos
3.50%, 01/30/2023	1,145,000	1,095,193
Range Resources Corp.
5.75%, 06/01/2021 (A)	450,000	464,625
Shell International Finance BV
2.00%, 11/15/2018	2,249,000	2,264,325
Western Gas Partners, LP
5.38%, 06/01/2021	1,956,000	2,146,002
Williams Cos., Inc.
3.70%, 01/15/2023	540,000	484,966
7.88%, 09/01/2021	796,000	919,519
Williams Partners, LP
5.40%, 03/04/2044	814,000	796,904

		41,945,077

Paper & Forest Products - 0.4%
International Paper Co.
4.75%, 02/15/2022 (A)	4,412,000	4,813,457

Pharmaceuticals - 0.7%
AbbVie, Inc.
4.40%, 11/06/2042	775,000	799,544
Actavis, Inc.
3.25%, 10/01/2022 (A)	1,095,000	1,066,114
4.63%, 10/01/2042	1,550,000	1,518,899
Bristol-Myers Squibb Co.
4.50%, 03/01/2044 (A)	1,265,000	1,382,379
Perrigo Co. PLC
2.30%, 11/08/2018	3,365,000	3,362,348
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021	850,000	871,011

		9,000,295

Real Estate Investment Trusts - 2.1%
ARC Properties Operating Partnership LP
2.00%, 02/06/2017 (A)	3,705,000	3,531,117
3.00%, 02/06/2019	1,655,000	1,531,398
Kilroy Realty, LP
4.25%, 08/15/2029	6,355,000	6,355,521
Realty Income Corp.
3.88%, 07/15/2024	5,555,000	5,653,218
Simon Property Group, LP
3.38%, 10/01/2024 (A)	6,665,000	6,779,405
Ventas Realty, LP / Ventas Capital Corp.
2.70%, 04/01/2020	535,000	529,407

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Investment Trusts (continued)
WEA Finance LLC / Westfield UK & Europe Finance PLC
2.70%, 09/17/2019, 144A	$ 4,260,000	$ 4,258,760

		28,638,826

Road & Rail - 0.0% (H)
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	269,000	268,144
3.75%, 04/01/2024	294,000	305,749

		573,893

Semiconductors & Semiconductor Equipment - 0.3%
KLA-Tencor Corp.
4.13%, 11/01/2021	3,735,000	3,825,880

Software - 0.1%
First Data Corp.
7.38%, 06/15/2019, 144A	1,060,000	1,115,650

Technology Hardware, Storage & Peripherals - 0.1%
Hewlett-Packard Co.
3.75%, 12/01/2020 (A)	1,685,000	1,743,068

Tobacco - 0.2%
Altria Group, Inc.
4.00%, 01/31/2024 (A)	905,000	943,535
Philip Morris International, Inc.
1.88%, 01/15/2019 (A)	1,336,000	1,327,896
4.88%, 11/15/2043	636,000	709,032

		2,980,463

Wireless Telecommunication Services - 0.7%
America Movil SAB de CV
2.38%, 09/08/2016	3,420,000	3,466,922
Sprint Communications, Inc.
9.00%, 11/15/2018, 144A	3,570,000	4,060,518
Sprint Corp.
7.88%, 09/15/2023	1,290,000	1,273,488
T-Mobile USA, Inc.
6.46%, 04/28/2019 (A)	145,000	150,800
6.63%, 04/28/2021	475,000	487,469
6.73%, 04/28/2022	460,000	473,800
6.84%, 04/28/2023	145,000	149,713

		10,062,710

Total Corporate Debt Securities (Cost $457,748,801)		461,608,498

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 13.2%
U.S. Treasury Bill
0.00%, 02/19/2015 (I) (J)	19,078,000	19,077,961
0.01%, 02/26/2015 (A) (I)	16,142,200	16,141,848
0.02%, 02/05/2015 (A) (I)	52,930,200	52,929,197
0.02%, 01/02/2015 (I)	8,043,800	8,043,795
0.03%, 03/12/2015 (A) (I)	83,093,000	83,088,880

Total Short-Term U.S. Government Obligations (Cost $179,281,681)		179,281,681

	Shares	Value
PREFERRED STOCKS - 0.2%
Capital Markets - 0.0% (H)
State Street Corp.
Series D, 5.90% (B)	23,039	$ 595,789

Diversified Financial Services - 0.1%
Citigroup Capital XIII
7.88% (B)	60,502	1,608,143

Electric Utilities - 0.0% (H)
SCE Trust III
5.75% (A) (B)	7,998	211,547

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp.
Series Z, 8.38% (A) (B) (K)	93,300	368,535
Federal National Mortgage Association
Series O, 0.00% (B) (K)	1,300	7,670
Series S, 8.25% (B) (K)	81,175	314,147

		690,352

Total Preferred Stocks (Cost $4,586,141)		3,105,831

SECURITIES LENDING COLLATERAL - 11.2%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (I)	152,353,970	152,353,970

Total Securities Lending Collateral (Cost $152,353,970)		152,353,970

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.01% (I), dated 12/31/2014, to be repurchased at $19,877,020 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 3.04% - 3.24%, due 05/01/2041 - 01/01/2042, and with a total value of $20,274,662.	$ 19,877,009	19,877,009

Total Repurchase Agreement (Cost $19,877,009)		19,877,009

Total Investments (Cost $1,664,425,926) (L)		1,677,387,419
Net Other Assets (Liabilities) - (23.8)%		(322,911,731)

Net Assets - 100.0%		$ 1,354,475,688

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$320,041,099	$—	$320,041,099
U.S. Government Agency Obligations	—	223,476,884	—	223,476,884
Foreign Government Obligations	—	23,979,402	—	23,979,402
Mortgage-Backed Securities	—	172,386,230	—	172,386,230
Asset-Backed Securities	—	109,073,019	—	109,073,019
Municipal Government Obligations	—	12,203,796	—	12,203,796
Corporate Debt Securities	—	461,608,498	—	461,608,498
Short-Term U.S. Government Obligations	—	179,281,681	—	179,281,681
Preferred Stocks	3,105,831	—	—	3,105,831
Securities Lending Collateral	152,353,970	—	—	152,353,970
Repurchase Agreement	—	19,877,009	—	19,877,009

Total Investments	$155,459,801	$1,521,927,618	$—	$1,677,387,419

Investments	Transfer from Level 1 to Level 2	Transfer from Level 2 to Level 1	Transfer from Level 2 to Level 3	Transfer from Level 3 to Level 2 (N)
Corporate Debt Securities	$—	$—	$—	$2

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $149,281,810. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(C)	Step bond. Coupon rate changes in increments to maturity; the rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(D)	The security has a perpetual maturity; the date shown is the next call date.
(E)	Security in default.
(F)	Total aggregate value of illiquid securities is $85,747, representing 0.01% of the Portfolio’s net assets.
(G)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $195, representing less than 0.01% of the Portfolio’s net assets.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Rate disclosed reflects the yield at December 31, 2014.
(J)	Percentage rounds to less than 0.01% or (0.01)%.
(K)	Non-income producing security.
(L)	Aggregate cost for federal income tax purposes is $1,664,543,099. Aggregate gross unrealized appreciation and depreciation for all securities is $26,832,579 and $13,988,259, respectively. Net unrealized appreciation for tax purposes is $12,844,320.
(M)	The Portfolio recognizes transfers between Levels at the end of the reporting period. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Transferred from Level 3 to 2 due to utilizing significant observable inputs, as of prior reporting period the security utilized significant unobservable inputs.

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $296,054,456, representing 21.86% of the Portfolio’s net assets.
IO	Interest only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES - 90.8%
Aerospace & Defense - 1.4%
Bombardier, Inc.
6.00%, 10/15/2022, 144A	$ 4,925,000	$ 4,974,250
6.13%, 01/15/2023, 144A	930,000	948,600
7.75%, 03/15/2020, 144A	2,557,000	2,774,345
Spirit AeroSystems, Inc.
6.75%, 12/15/2020	2,447,000	2,593,820
Triumph Group, Inc.
5.25%, 06/01/2022	1,296,000	1,292,760

		12,583,775

Airlines - 1.7%
American Airlines Group, Inc.
5.50%, 10/01/2019, 144A	2,945,000	2,996,538
American Airlines Pass-Through Trust
5.60%, 01/15/2022, 144A	1,595,088	1,626,989
6.13%, 07/15/2018, 144A	7,155,000	7,280,212
Continental Airlines Pass-Through Certificates
6.13%, 04/29/2018	2,240,000	2,380,000
United Airlines Pass-Through Trust
4.63%, 03/03/2024	770,000	754,600

		15,038,339

Auto Components - 0.7%
Goodyear Tire & Rubber Co.
6.50%, 03/01/2021	2,500,000	2,650,000
8.25%, 08/15/2020	535,000	567,100
Schaeffler Holding Finance BV
6.88%, 08/15/2018
(Cash Rate: 6.88%), 144A (A)	2,450,000	2,554,125

		5,771,225

Automobiles - 1.2%
Chrysler Group LLC / CG Co-Issuer, Inc.
8.00%, 06/15/2019	1,825,000	1,918,531
8.25%, 06/15/2021	5,935,000	6,573,013
Jaguar Land Rover Automotive PLC
4.25%, 11/15/2019, 144A	500,000	503,750
8.13%, 05/15/2021, 144A	1,314,000	1,438,830

		10,434,124

Banks - 2.3%
Barclays PLC
6.63%, 09/15/2019 (B) (C)	3,023,000	2,892,654
8.25%, 12/15/2018 (B) (C)	1,843,000	1,888,926
CIT Group, Inc.
5.00%, 08/15/2022	385,000	395,588
5.25%, 03/15/2018	1,525,000	1,589,812
5.38%, 05/15/2020	190,000	200,811
5.50%, 02/15/2019, 144A	2,865,000	3,022,575
Deutsche Bank AG
7.50%, 04/30/2025 (B) (C)	1,800,000	1,728,000
Goldman Sachs Capital II
4.00%, 02/02/2015 (B) (C)	11,035,000	8,110,725

		19,829,091

Beverages - 0.7%
Cott Beverages, Inc.
5.38%, 07/01/2022, 144A	4,099,000	3,760,833
6.75%, 01/01/2020, 144A	2,130,000	2,130,000

		5,890,833

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products - 2.3%
Associated Materials LLC / AMH New Finance, Inc.
9.13%, 11/01/2017	$ 7,551,000	$ 6,229,575
Builders FirstSource, Inc.
7.63%, 06/01/2021, 144A	2,560,000	2,624,000
Griffon Corp.
5.25%, 03/01/2022	3,975,000	3,721,594
Nortek, Inc.
10.00%, 12/01/2018	1,560,000	1,634,100
Ply Gem Industries, Inc.
6.50%, 02/01/2022	4,569,000	4,294,860
6.50%, 02/01/2022, 144A	1,437,000	1,336,410

		19,840,539

Capital Markets - 0.3%
Morgan Stanley
5.45%, 07/15/2019 (B) (C)	2,970,000	2,975,346

Chemicals - 1.2%
Hexion US Finance Corp.
6.63%, 04/15/2020	4,875,000	4,777,500
Huntsman International LLC
8.63%, 03/15/2021	5,125,000	5,496,563

		10,274,063

Commercial Services & Supplies - 1.6%
Hertz Corp.
7.38%, 01/15/2021	3,500,000	3,675,000
7.50%, 10/15/2018	735,000	762,562
Polymer Group, Inc.
6.88%, 06/01/2019, 144A	963,000	924,480
United Rentals North America, Inc.
7.38%, 05/15/2020	5,950,000	6,426,000
7.63%, 04/15/2022	1,350,000	1,484,325
8.25%, 02/01/2021	290,000	316,100
8.38%, 09/15/2020	475,000	509,438

		14,097,905

Construction & Engineering - 2.0%
Abengoa Greenfield SA
6.50%, 10/01/2019, 144A	1,767,000	1,510,785
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.88%, 02/15/2021, 144A	4,375,000	4,167,187
K Hovnanian Enterprises, Inc.
7.00%, 01/15/2019, 144A	1,785,000	1,704,675
7.25%, 10/15/2020, 144A	1,250,000	1,293,750
8.00%, 11/01/2019, 144A	1,800,000	1,728,000
9.13%, 11/15/2020, 144A	6,000,000	6,390,000
Standard Pacific Corp.
5.88%, 11/15/2024	640,000	640,000

		17,434,397

Consumer Finance - 3.7%
Ally Financial, Inc.
3.50%, 07/18/2016	3,340,000	3,377,575
5.50%, 02/15/2017	1,700,000	1,785,000
6.25%, 12/01/2017	3,830,000	4,136,400
8.00%, 12/31/2018 - 11/01/2031	2,712,000	3,378,510
Navient Corp.
5.00%, 10/26/2020	1,334,000	1,308,987
5.88%, 10/25/2024	1,334,000	1,270,635

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Navient Corp. (continued)
Series MTN
5.50%, 01/15/2019	$ 4,230,000	$ 4,325,175
OneMain Financial Holdings, Inc.
6.75%, 12/15/2019, 144A	1,847,000	1,883,940
7.25%, 12/15/2021, 144A	1,386,000	1,420,650
Springleaf Finance Corp.
6.00%, 06/01/2020	4,250,000	4,207,500
Series MTN
6.90%, 12/15/2017	5,355,000	5,703,075

		32,797,447

Containers & Packaging - 1.8%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
3.24%, 12/15/2019, 144A (B)	2,200,000	2,123,000
6.25%, 01/31/2019, 144A	665,000	650,038
7.00%, 11/15/2020, 144A	774,706	782,453
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is
5.63%, 12/15/2016, 144A	645,000	632,100
6.00%, 06/15/2017, 144A	915,000	892,125
Constellium NV
8.00%, 01/15/2023, 144A	2,218,000	2,206,910
Sealed Air Corp.
5.13%, 12/01/2024, 144A	520,000	525,200
8.38%, 09/15/2021, 144A	3,625,000	4,050,937
Tekni-Plex, Inc.
9.75%, 06/01/2019, 144A	3,200,000	3,472,000

		15,334,763

Diversified Consumer Services - 0.2%
Service Corp., International
5.38%, 01/15/2022	1,585,000	1,624,625

Diversified Financial Services - 6.0%
Bank of America Corp.
5.13%, 06/17/2019 (B) (C)	4,584,000	4,420,695
8.00%, 01/30/2018 (B) (C)	3,947,000	4,238,091
Citigroup, Inc.
6.30%, 05/15/2024 (B) (C)	5,900,000	5,811,500
Series N
5.80%, 11/15/2019 (B) (C)	2,153,000	2,153,000
Credit Suisse Group AG
6.25%, 12/18/2024, 144A (B) (C)	1,683,000	1,618,625
7.50%, 12/11/2023, 144A (B) (C)	3,872,000	4,026,880
Denali Borrower LLC / Denali Finance Corp.
5.63%, 10/15/2020, 144A	11,730,000	12,205,065
General Motors Financial Co., Inc.
3.25%, 05/15/2018	320,000	320,400
4.25%, 05/15/2023	855,000	872,006
4.75%, 08/15/2017	1,350,000	1,423,710
6.75%, 06/01/2018	1,075,000	1,217,438
ILFC E-Capital Trust I
4.37%, 12/21/2065, 144A (B)	4,780,000	4,445,400
ILFC E-Capital Trust II
6.25%, 12/21/2065, 144A (B)	875,000	844,375

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Jefferies Finance LLC / JFIN Co-Issuer Corp.
7.50%, 04/15/2021, 144A	$ 2,711,000	$ 2,521,230
JPMorgan Chase & Co.
5.00%, 07/01/2019 (B) (C)	2,515,000	2,460,769
7.90%, 04/30/2018 (B) (C)	3,500,000	3,767,050

		52,346,234

Diversified Telecommunication Services - 7.7%
CenturyLink, Inc.
7.65%, 03/15/2042	10,837,000	10,782,815
Cincinnati Bell, Inc.
8.38%, 10/15/2020	850,000	892,500
Frontier Communications Corp.
6.88%, 01/15/2025	318,000	318,000
7.63%, 04/15/2024	6,032,000	6,212,960
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	5,950,000	6,381,375
7.63%, 06/15/2021	2,000,000	2,200,000
Intelsat Jackson Holdings SA
7.25%, 10/15/2020	5,570,000	5,883,312
7.50%, 04/01/2021	137,000	146,590
Level 3 Financing, Inc.
8.13%, 07/01/2019	4,833,000	5,135,062
Sprint Capital Corp.
8.75%, 03/15/2032	1,090,000	1,054,575
Telecom Italia SpA
5.30%, 05/30/2024, 144A	4,500,000	4,556,250
UPCB Finance V, Ltd.
7.25%, 11/15/2021, 144A	4,730,000	5,173,437
UPCB Finance VI, Ltd.
6.88%, 01/15/2022, 144A	1,620,000	1,761,750
Virgin Media Finance PLC
6.00%, 10/15/2024, 144A	808,000	845,370
6.38%, 04/15/2023, 144A	945,000	989,888
Wind Acquisition Finance SA
4.75%, 07/15/2020, 144A	2,500,000	2,337,500
7.38%, 04/23/2021, 144A	4,495,000	4,242,381
Windstream Corp.
6.38%, 08/01/2023	2,385,000	2,229,975
7.75%, 10/01/2021	5,410,000	5,518,200
8.13%, 09/01/2018	555,000	575,813

		67,237,753

Electric Utilities - 1.1%
Abengoa Yield PLC
7.00%, 11/15/2019, 144A	1,423,000	1,401,655
Homer City Generation, LP
8.73%, 10/01/2026
(Cash Rate: 8.73%) (A)	7,617,475	7,845,999

		9,247,654

Electronic Equipment, Instruments & Components - 0.8%
Belden, Inc.
5.50%, 09/01/2022, 144A	3,064,000	3,041,020
Sanmina Corp.
4.38%, 06/01/2019, 144A	1,835,000	1,821,238
Zebra Technologies Corp.
7.25%, 10/15/2022, 144A	2,430,000	2,551,500

		7,413,758

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services - 1.8%
Compressco Partners, LP / Compressco Finance, Inc.
7.25%, 08/15/2022, 144A	$ 1,383,000	$ 1,189,380
Kinder Morgan, Inc.
7.25%, 06/01/2018	8,000,000	9,064,392
Series MTN
8.05%, 10/15/2030	2,000,000	2,450,020
NuStar Logistics, LP
8.15%, 04/15/2018	2,000,000	2,243,200
Tesoro Logistics, LP / Tesoro Logistics Finance Corp.
6.25%, 10/15/2022, 144A	753,000	751,118

		15,698,110

Food & Staples Retailing - 0.3%
Rite Aid Corp.
6.75%, 06/15/2021	2,130,000	2,199,225

Food Products - 1.2%
Aramark Services, Inc.
5.75%, 03/15/2020	895,000	924,087
ASG Consolidated LLC / ASG Finance, Inc.
15.00%, 05/15/2017, 144A (A)	2,432,821	1,656,346
JBS USA LLC / JBS USA Finance, Inc.
7.25%, 06/01/2021, 144A	2,140,000	2,204,200
Post Holdings, Inc.
6.75%, 12/01/2021, 144A	4,845,000	4,699,650
7.38%, 02/15/2022	827,000	827,000

		10,311,283

Health Care Equipment & Supplies - 2.5%
Biomet, Inc.
6.50%, 08/01/2020	4,650,000	4,975,500
Crimson Merger Sub, Inc.
6.63%, 05/15/2022, 144A	5,192,000	4,666,310
Hologic, Inc.
6.25%, 08/01/2020	4,430,000	4,607,200
Mallinckrodt International Finance SA
3.50%, 04/15/2018	3,200,000	3,092,000
4.75%, 04/15/2023	3,250,000	3,120,000
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
5.75%, 08/01/2022, 144A	1,372,000	1,409,730

		21,870,740

Health Care Providers & Services - 5.8%
CHS / Community Health Systems, Inc.
5.13%, 08/15/2018	2,170,000	2,245,950
6.88%, 02/01/2022	3,975,000	4,211,016
7.13%, 07/15/2020	2,295,000	2,447,044
8.00%, 11/15/2019	6,472,000	6,908,860
DaVita HealthCare Partners, Inc.
5.75%, 08/15/2022	3,765,000	3,990,900
HCA Holdings, Inc.
6.25%, 02/15/2021	3,933,000	4,188,645
7.75%, 05/15/2021	1,300,000	1,384,500
HCA, Inc.
6.50%, 02/15/2020	2,905,000	3,255,052
7.50%, 02/15/2022	3,410,000	3,895,925
HealthSouth Corp.
8.13%, 02/15/2020	1,915,000	2,001,175

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
LifePoint Hospitals, Inc.
5.50%, 12/01/2021	$ 5,940,000	$ 6,073,650
Tenet Healthcare Corp.
5.00%, 03/01/2019, 144A	745,000	745,931
5.50%, 03/01/2019, 144A	1,135,000	1,160,538
6.00%, 10/01/2020	2,910,000	3,124,845
8.13%, 04/01/2022	4,830,000	5,397,525

		51,031,556

Hotels, Restaurants & Leisure - 5.3%
Caesars Entertainment Operating Co., Inc.
8.50%, 02/15/2020	2,710,000	2,046,050
9.00%, 02/15/2020	950,000	703,000
10.00%, 12/15/2018	7,500,000	1,162,500
Felcor Lodging, LP
5.63%, 03/01/2023	2,250,000	2,227,500
MGM Resorts International
6.00%, 03/15/2023	1,510,000	1,517,550
6.63%, 12/15/2021	3,185,000	3,344,250
7.75%, 03/15/2022	3,385,000	3,748,887
11.38%, 03/01/2018	4,022,000	4,766,070
NCL Corp., Ltd.
5.00%, 02/15/2018	3,312,000	3,312,000
5.25%, 11/15/2019, 144A	1,080,000	1,088,100
New Cotai LLC / New Cotai Capital Corp.
10.63%, 05/01/2019, 144A (A) (D)	2,284,441	2,369,632
Pinnacle Entertainment, Inc.
7.50%, 04/15/2021	5,516,000	5,750,375
Scientific Games International, Inc.
7.00%, 01/01/2022, 144A	683,000	691,538
10.00%, 12/01/2022, 144A	1,670,000	1,530,138
Studio City Finance, Ltd.
8.50%, 12/01/2020, 144A	3,325,000	3,491,250
Viking Cruises, Ltd.
8.50%, 10/15/2022, 144A	5,205,000	5,634,412
Waterford Gaming LLC / Waterford Gaming Financial Corp.
8.63%, 09/15/2049, 144A (E)	1,270,926	254,185
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
7.75%, 08/15/2020	1,435,000	1,528,605
Wynn Macau, Ltd.
5.25%, 10/15/2021, 144A	1,600,000	1,504,000

		46,670,042

Household Durables - 3.3%
Beazer Homes USA, Inc.
5.75%, 06/15/2019	7,960,000	7,641,600
9.13%, 05/15/2019	2,075,000	2,168,375
Jarden Corp.
6.13%, 11/15/2022	2,850,000	2,978,250
KB Home
4.75%, 05/15/2019	3,000,000	2,955,000
9.10%, 09/15/2017	2,403,000	2,691,360
Meritage Homes Corp.
4.50%, 03/01/2018	6,372,000	6,372,000
Standard Pacific Corp.
8.38%, 01/15/2021	2,950,000	3,340,875
Tempur Sealy International, Inc.
6.88%, 12/15/2020	1,065,000	1,131,562

		29,279,022

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Products - 1.6%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
6.88%, 02/15/2021	$ 3,150,000	$ 3,287,813
7.13%, 04/15/2019	3,386,000	3,500,277
7.88%, 08/15/2019	985,000	1,037,944
9.88%, 08/15/2019	4,600,000	4,876,000
Sun Products Corp.
7.75%, 03/15/2021, 144A	1,525,000	1,288,625

		13,990,659

Independent Power and Renewable Electricity Producers - 2.2%
Calpine Corp.
5.38%, 01/15/2023	370,000	373,700
5.75%, 01/15/2025	1,778,000	1,800,225
Dynegy Finance I, Inc. / Dynegy Finance II, Inc.
6.75%, 11/01/2019, 144A	1,110,000	1,129,425
NRG Energy, Inc.
7.88%, 05/15/2021	10,765,000	11,599,287
8.25%, 09/01/2020	3,820,000	4,077,850

		18,980,487

Insurance - 1.5%
Genworth Holdings, Inc.
4.90%, 08/15/2023	577,000	464,887
7.63%, 09/24/2021	6,439,000	6,296,003
Lincoln National Corp.
7.00%, 05/17/2066 (B)	6,500,000	6,507,800

		13,268,690

IT Services - 1.4%
SunGard Availability Services Capital, Inc.
8.75%, 04/01/2022, 144A	1,280,000	755,200
SunGard Data Systems, Inc.
6.63%, 11/01/2019	8,370,000	8,453,700
7.38%, 11/15/2018	545,000	566,800
7.63%, 11/15/2020	2,514,000	2,664,840

		12,440,540

Media - 8.9%
Adelphia Communications Corp. (Escrow Certificates)
9.25%, 10/01/2049 (D)	1,305,000	9,788
10.25%, 06/15/2049 - 11/01/2049 (D)	1,460,000	10,950
Cablevision Systems Corp.
5.88%, 09/15/2022	925,000	936,562
7.75%, 04/15/2018	11,314,000	12,445,400
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25%, 09/30/2022	2,885,000	2,877,787
5.75%, 01/15/2024	1,865,000	1,883,650
6.50%, 04/30/2021	1,125,000	1,181,250
7.00%, 01/15/2019	2,144,000	2,224,400
7.25%, 10/30/2017	1,235,000	1,285,017
8.13%, 04/30/2020	100,000	105,250
Cequel Communications Holdings I LLC / Cequel Capital Corp.
6.38%, 09/15/2020, 144A	4,654,000	4,816,890
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	4,608,000	4,711,265
7.63%, 03/15/2020	9,015,000	9,482,513

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CSC Holdings LLC
6.75%, 11/15/2021	$ 185,000	$ 204,425
DISH DBS Corp.
4.63%, 07/15/2017	2,000,000	2,067,500
5.88%, 07/15/2022	1,970,000	2,019,250
5.88%, 11/15/2024, 144A	1,589,000	1,596,945
6.75%, 06/01/2021	3,215,000	3,456,125
7.88%, 09/01/2019	2,248,000	2,551,480
Getty Images, Inc.
7.00%, 10/15/2020, 144A	2,894,000	2,271,790
Numericable-SFR
4.88%, 05/15/2019, 144A	3,575,000	3,543,719
Regal Entertainment Group
5.75%, 06/15/2023 - 02/01/2025	3,095,000	2,852,575
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
5.50%, 01/15/2023, 144A	2,220,000	2,319,900
Unitymedia KabelBW GmbH
6.13%, 01/15/2025, 144A	2,106,000	2,174,445
Univision Communications, Inc.
6.88%, 05/15/2019, 144A	9,865,000	10,271,931
8.50%, 05/15/2021, 144A	893,000	951,045

		78,251,852

Metals & Mining - 0.5%
ArcelorMittal
6.75%, 02/25/2022	985,000	1,051,488
Evraz, Inc.
7.50%, 11/15/2019, 144A	1,273,000	1,231,628
Novelis, Inc.
8.38%, 12/15/2017	1,645,000	1,706,687

		3,989,803

Oil, Gas & Consumable Fuels - 5.9%
Antero Resources Finance Corp.
5.38%, 11/01/2021	1,258,000	1,217,115
Berry Petroleum Co. LLC
6.38%, 09/15/2022	1,625,000	1,235,000
BreitBurn Energy Partners, LP / BreitBurn Finance Corp.
7.88%, 04/15/2022	3,505,000	2,707,613
California Resources Corp.
5.00%, 01/15/2020, 144A	1,812,000	1,571,910
5.50%, 09/15/2021, 144A	1,605,000	1,372,275
6.00%, 11/15/2024, 144A	4,000,000	3,380,000
Carrizo Oil & Gas, Inc.
7.50%, 09/15/2020, 144A	3,392,000	3,256,320
8.63%, 10/15/2018	1,945,000	1,945,000
CITGO Petroleum Corp.
6.25%, 08/15/2022, 144A	1,988,000	2,017,820
Concho Resources, Inc.
5.50%, 04/01/2023	2,686,000	2,698,624
Denbury Resources, Inc.
5.50%, 05/01/2022	2,500,000	2,287,500
Energy XXI Gulf Coast, Inc.
6.88%, 03/15/2024, 144A	4,429,000	2,391,660
7.50%, 12/15/2021	548,000	295,920

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Linn Energy LLC / Linn Energy Finance Corp.
7.75%, 02/01/2021	$ 4,085,000	$ 3,441,612
8.63%, 04/15/2020	4,750,000	4,132,500
Peabody Energy Corp.
6.25%, 11/15/2021	1,865,000	1,594,575
6.50%, 09/15/2020	1,000,000	867,500
PHI, Inc.
5.25%, 03/15/2019	3,225,000	2,741,250
Rosetta Resources, Inc.
5.63%, 05/01/2021	1,655,000	1,514,491
5.88%, 06/01/2022 - 06/01/2024	1,908,000	1,703,250
Seventy Seven Operating LLC
6.63%, 11/15/2019	875,000	665,000
SM Energy Co.
6.13%, 11/15/2022, 144A	3,265,000	3,069,100
6.50%, 11/15/2021 - 01/01/2023	2,640,000	2,546,350
Whiting Petroleum Corp.
5.75%, 03/15/2021	3,526,000	3,270,365

		51,922,750

Paper & Forest Products - 0.6%
Ainsworth Lumber Co., Ltd.
7.50%, 12/15/2017, 144A	2,500,000	2,575,000
Boise Cascade Co.
6.38%, 11/01/2020	2,410,000	2,530,500

		5,105,500

Personal Products - 0.5%
First Quality Finance Co., Inc.
4.63%, 05/15/2021, 144A	227,000	207,705
Revlon Consumer Products Corp.
5.75%, 02/15/2021	4,038,000	4,038,000

		4,245,705

Pharmaceuticals - 1.4%
Salix Pharmaceuticals, Ltd.
6.00%, 01/15/2021, 144A	2,035,000	2,075,700
Valeant Pharmaceuticals International, Inc.
6.38%, 10/15/2020, 144A	5,913,000	6,179,085
7.50%, 07/15/2021, 144A	4,050,000	4,374,000

		12,628,785

Professional Services - 0.4%
Cardtronics, Inc.
5.13%, 08/01/2022, 144A	185,000	180,375
TransUnion Holding Co., Inc.
9.63%, 06/15/2018	3,545,000	3,625,826

		3,806,201

Real Estate Management & Development - 0.4%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/2018, 144A	3,990,000	3,850,350

Road & Rail - 1.1%
Aviation Capital Group Corp.
7.13%, 10/15/2020, 144A	5,490,000	6,319,270
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
9.75%, 03/15/2020	3,295,000	3,591,550

		9,910,820

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.9%
Freescale Semiconductor, Inc.
6.00%, 01/15/2022, 144A	$ 4,230,000	$ 4,420,350
NXP BV / NXP Funding LLC
3.75%, 06/01/2018, 144A	3,395,000	3,395,000

		7,815,350

Software - 1.6%
First Data Corp.
6.75%, 11/01/2020, 144A	465,000	496,388
7.38%, 06/15/2019, 144A	11,020,000	11,598,550
11.75%, 08/15/2021	2,022,000	2,320,245

		14,415,183

Specialty Retail - 0.7%
Claire’s Stores, Inc.
9.00%, 03/15/2019, 144A	6,584,000	6,485,240

Textiles, Apparel & Luxury Goods - 1.1%
Levi Strauss & Co.
6.88%, 05/01/2022	5,556,000	5,972,700
PVH Corp.
7.75%, 11/15/2023	2,795,000	3,422,055

		9,394,755

Wireless Telecommunication Services - 3.2%
Sprint Communications, Inc.
6.00%, 11/15/2022	2,470,000	2,272,400
7.00%, 08/15/2020	775,000	775,000
9.00%, 11/15/2018, 144A	6,075,000	6,909,705
9.13%, 03/01/2017	995,000	1,094,450
Sprint Corp.
7.25%, 09/15/2021	1,570,000	1,556,262
7.88%, 09/15/2023	8,612,000	8,501,766
T-Mobile USA, Inc.
6.25%, 04/01/2021	815,000	834,153
6.63%, 04/28/2021 - 04/01/2023	2,675,000	2,742,260
6.73%, 04/28/2022	3,039,000	3,130,170
6.84%, 04/28/2023	455,000	469,788

		28,285,954

Total Corporate Debt Securities (Cost $815,146,101)		796,020,473

CONVERTIBLE BONDS - 0.4%
Diversified Telecommunication Services - 0.4%
Level 3 Financing, Inc.
8.63%, 07/15/2020	3,130,000	3,376,488

Independent Power and Renewable Electricity Producers - 0.0%
Mirant Corp. (Escrow Certificates)
Series 4, Class A
2.50%, 06/15/2021 (D) (E)	1,220,000	0

Media - 0.0% (F)
Mood Media Corp.
Series 1
10.00%, 10/31/2015, 144A (E)	7,000	5,033

Total Convertible Bonds (Cost $3,482,142)		3,381,521

LOAN ASSIGNMENTS - 1.7%
Commercial Services & Supplies - 0.1%
ADS Waste Holdings, Inc., Term Loan
3.75%, 10/09/2019 (B)	1,183,756	1,146,270

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure - 0.2%
Great Wolf Resorts, Inc., Term Loan B
5.75%, 08/06/2020 (B)	$ 598,481	$ 594,366
Hilton Worldwide Finance LLC, Term Loan B2
3.50%, 10/26/2020 (B)	1,513,158	1,492,352

		2,086,718

Household Products - 0.2%
Sun Products Corp., Term Loan
5.50%, 03/23/2020 (B)	1,453,678	1,344,653

Media - 0.2%
WMG Acquisition Corp., Term Loan
3.75%, 07/01/2020 (B)	1,678,750	1,611,600

Metals & Mining - 0.6%
FMG Resources PTY, Ltd., Term Loan B
3.75%, 06/30/2019 (B)	6,071,051	5,517,068

Real Estate Management & Development - 0.4%
CityCenter Holdings LLC, Term Loan B
4.25%, 10/16/2020 (B)	3,300,000	3,267,000

Total Loan Assignments (Cost $15,753,552)		14,973,309

	Shares	Value
PREFERRED STOCK - 0.4%
Banks - 0.4%
GMAC Capital Trust I
Series 2, 8.13% (B)	135,225	3,567,235

Total Preferred Stock (Cost $3,573,997)		3,567,235

COMMON STOCKS - 0.2%
Building Products - 0.2%
Panolam Holdings Co., GDR (D) (E) (G)	1,803	1,757,168

	Shares	Value
COMMON STOCKS (continued)
Independent Power and Renewable Electricity Producers - 0.0%
Mirant Corp. (Escrow Certificates) (D) (E) (G)	550,000	$ 0

Media - 0.0% (F)
New Cotai LLC /New Cotai Capital Corp., Class B (E) (G)	6	185,250

Total Common Stocks (Cost $3,265,049)		1,942,418

WARRANT - 0.0% (F)
Food Products - 0.0% (F)
American Seafoods Group LLC (D) (G)
Expiration: 05/18/2015
Exercise Price: $0.01	1,265	25,300

Total Warrant (Cost $0)		25,300

	Principal	Value
REPURCHASE AGREEMENT - 4.3%
State Street Bank & Trust Co. 0.01% (H), dated 12/31/2014, to be repurchased at $37,988,803 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 3.24% - 3.50%, due 02/15/2041 - 05/01/2041, and with a total value of $38,749,716.	$ 37,988,782	37,988,782

Total Repurchase Agreement (Cost $37,988,782)		37,988,782

Total Investments (Cost $879,209,623) (I)		857,899,038
Net Other Assets (Liabilities) - 2.2%		18,876,017

Net Assets - 100.0%		$ 876,775,055

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Corporate Debt Securities
Aerospace & Defense	$—	$12,583,775	$—	$12,583,775
Airlines	—	15,038,339	—	15,038,339
Auto Components	—	5,771,225	—	5,771,225
Automobiles	—	10,434,124	—	10,434,124
Banks	—	19,829,091	—	19,829,091
Beverages	—	5,890,833	—	5,890,833
Building Products	—	19,840,539	—	19,840,539
Capital Markets	—	2,975,346	—	2,975,346
Chemicals	—	10,274,063	—	10,274,063
Commercial Services & Supplies	—	14,097,905	—	14,097,905
Construction & Engineering	—	17,434,397	—	17,434,397
Consumer Finance	—	32,797,447	—	32,797,447
Containers & Packaging	—	15,334,763	—	15,334,763

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION (continued):

Valuation Inputs (continued) (J)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (K)	Value at December 31, 2014
ASSETS (continued)
Investments (continued)
Corporate Debt Securities (continued)
Diversified Consumer Services	$—	$1,624,625	$—	$1,624,625
Diversified Financial Services	—	52,346,234	—	52,346,234
Diversified Telecommunication Services	—	67,237,753	—	67,237,753
Electric Utilities	—	9,247,654	—	9,247,654
Electronic Equipment, Instruments & Components	—	7,413,758	—	7,413,758
Energy Equipment & Services	—	15,698,110	—	15,698,110
Food & Staples Retailing	—	2,199,225	—	2,199,225
Food Products	—	10,311,283	—	10,311,283
Health Care Equipment & Supplies	—	21,870,740	—	21,870,740
Health Care Providers & Services	—	51,031,556	—	51,031,556
Hotels, Restaurants & Leisure	—	46,415,857	254,185	46,670,042
Household Durables	—	29,279,022	—	29,279,022
Household Products	—	13,990,659	—	13,990,659
Independent Power and Renewable Electricity Producers	—	18,980,487	—	18,980,487
Insurance	—	13,268,690	—	13,268,690
IT Services	—	12,440,540	—	12,440,540
Media	—	78,251,852	—	78,251,852
Metals & Mining	—	3,989,803	—	3,989,803
Oil, Gas & Consumable Fuels	—	51,922,750	—	51,922,750
Paper & Forest Products	—	5,105,500	—	5,105,500
Personal Products	—	4,245,705	—	4,245,705
Pharmaceuticals	—	12,628,785	—	12,628,785
Professional Services	—	3,806,201	—	3,806,201
Real Estate Management & Development	—	3,850,350	—	3,850,350
Road & Rail	—	9,910,820	—	9,910,820
Semiconductors & Semiconductor Equipment	—	7,815,350	—	7,815,350
Software	—	14,415,183	—	14,415,183
Specialty Retail	—	6,485,240	—	6,485,240
Textiles, Apparel & Luxury Goods	—	9,394,755	—	9,394,755
Wireless Telecommunication Services	—	28,285,954	—	28,285,954
Convertible Bonds
Diversified Telecommunication Services	—	3,376,488	—	3,376,488
Independent Power and Renewable Electricity Producers	—	—	0	0
Media	—	—	5,033	5,033
Loan Assignments	—	14,973,309	—	14,973,309
Preferred Stock	3,567,235	—	—	3,567,235
Common Stocks
Building Products	—	—	1,757,168	1,757,168
Independent Power and Renewable Electricity Producers	—	—	0	0
Media	—	—	185,250	185,250
Warrant	25,300	—	—	25,300
Repurchase Agreement	—	37,988,782	—	37,988,782

Total Investments	$3,592,535	$852,104,867	$2,201,636	$857,899,038

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If a security makes cash payment in addition to in-kind, the cash rate is disclosed separately.
(B)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	The security has a perpetual maturity; the date shown is the next call date.
(D)	Total aggregate value of illiquid securities is $4,172,838, representing 0.48% of the Portfolio’s net assets.
(E)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $2,201,636, representing 0.25% of the Portfolio’s net assets.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Non-income producing security.
(H)	Rate disclosed reflects the yield at December 31, 2014.
(I)	Aggregate cost for federal income tax purposes is $879,288,307. Aggregate gross unrealized appreciation and depreciation for all securities is $11,547,451 and $32,936,720, respectively. Net unrealized depreciation for tax purposes is $21,389,269.
(J)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Portfolio.

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $272,242,088, representing 31.05% of the Portfolio’s net assets.
GDR	Global Depositary Receipt
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 10.6%
U.S. Treasury Bond
2.75%, 08/15/2042 - 11/15/2042	$ 130,800	$ 130,756
3.63%, 02/15/2044	2,168,300	2,551,649
4.50%, 02/15/2036	67,500	90,033
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029	310,114	384,808
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/2023	92,585	89,525
0.63%, 01/15/2024	1,078,720	1,083,355
U.S. Treasury Note
0.38%, 03/31/2016 - 10/31/2016	1,756,400	1,751,493
0.50%, 09/30/2016	1,629,100	1,627,191
0.88%, 04/15/2017 - 04/30/2017	1,079,900	1,081,284
1.00%, 11/30/2019	1,070,600	1,038,398
1.25%, 11/30/2018	848,300	842,336
1.63%, 03/31/2019 - 11/15/2022	3,289,900	3,262,612
2.50%, 08/15/2023 - 05/15/2024	1,661,000	1,711,535

Total U.S. Government Obligations (Cost $15,272,791)		15,644,975

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.5%
Federal Home Loan Mortgage Corp.
3.00%, 02/01/2041 (A)	30,025	32,013
5.50%, 06/01/2041	67,302	75,237
Federal National Mortgage Association
2.99%, 03/01/2041 (A)	26,602	28,318
3.00%, TBA	604,000	610,984
3.13%, 03/01/2041 (A)	25,089	26,696
3.18%, 12/01/2040 (A)	34,206	35,880
3.33%, 10/25/2023 (A)	55,000	57,837
3.50%, 11/01/2028 - 01/01/2029	183,936	195,886
3.50%, TBA	3,463,000	3,622,647
3.50%, 09/01/2041 (A)	44,389	46,894
4.00%, 10/01/2025 - 07/01/2026	75,416	80,703
4.00%, TBA	1,563,000	1,668,118
4.50%, 02/01/2025 - 06/01/2026	248,773	268,807
4.50%, TBA	929,000	1,008,401
5.00%, TBA	918,000	1,014,229
5.50%, 09/01/2036 - 08/01/2037	204,538	230,437
6.00%, 02/01/2038 - 04/01/2040	431,391	491,290
6.50%, 05/01/2040	126,652	144,234
Government National Mortgage Association, IO
0.99%, 02/16/2053 (A)	293,321	21,917

Total U.S. Government Agency Obligations (Cost $9,587,592)		9,660,528

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Brazilian Government International Bond
4.25%, 01/07/2025	200,000	200,000
Export-Import Bank of Korea
4.00%, 01/11/2017	200,000	209,666
Indonesia Government International Bond
5.38%, 10/17/2023, 144A	225,000	245,250
Mexico Government International Bond
4.00%, 10/02/2023 (B)	180,000	186,750
Peruvian Government International Bond
7.35%, 07/21/2025 (B)	100,000	132,750

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Poland Government International Bond
Series 2013-NPL1, Class A
5.00%, 03/23/2022	$ 40,000	$ 44,808

Total Foreign Government Obligations (Cost $987,963)		1,019,224

MORTGAGE-BACKED SECURITIES - 5.3%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 7A2
1.01%, 02/25/2035 (A)	30,940	30,960
Alternative Loan Trust
Series 2007-22, Class 2A16
6.50%, 09/25/2037	261,908	211,428
Banc of America Commercial Mortgage Trust
Series 2007-3, Class A1A
5.55%, 06/10/2049 (A)	78,386	84,499
Banc of America Re-REMIC Trust
Series 2010-UB3, Class A4B1
5.54%, 06/15/2049, 144A (A)	102,250	109,575
BB-UBS Trust
Series 2012-TFT, Class A
2.89%, 06/05/2030, 144A	140,000	137,071
Series 2012-TFT, Class C
3.47%, 06/05/2030, 144A (A)	150,000	143,888
BBCMS Trust
Series 2013-TYSN, Class B
4.04%, 09/05/2032, 144A	245,000	259,423
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A
5.19%, 12/11/2038	103,058	109,285
Series 2007-PW15, Class A1A
5.32%, 02/11/2044	70,932	75,701
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (A)	57,385	62,504
Series 2007-PW17, Class A3
5.74%, 06/11/2050	35,942	36,132
Bear Stearns Mortgage Funding Trust
Series 2006-AR5, Class 1A2
0.38%, 12/25/2046 (A)	171,466	75,785
Citigroup Commercial Mortgage Trust
Series 2013-SMP, Class D
2.91%, 01/12/2030, 144A (A)	250,000	250,641
Series 2014-GC19, Class A3
3.75%, 03/10/2047	45,000	47,429
Series 2014-GC19, Class A4
4.02%, 03/10/2047	65,000	69,622
Citigroup Commercial Mortgage Trust, IO
Series 2013-SMP, Class XA
0.80%, 01/12/2030, 144A (A)	1,249,308	26,166
COMM Mortgage Trust
Series 2013-CR11, Class AM
4.72%, 10/10/2046 (A)	20,000	22,116
Series 2013-GAM, Class A2
3.37%, 02/10/2028, 144A	100,000	100,721
Series 2014-CR14, Class B
4.61%, 02/10/2047 (A)	45,000	49,244
Series 2014-UBS2, Class A5
3.96%, 03/10/2047	45,000	48,201

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates
Series 2012-LTRT, Class A2
3.40%, 10/05/2030, 144A	$ 132,000	$ 131,077
Commercial Mortgage Trust
Series 2007-GG11, Class AM
5.87%, 12/10/2049 (A)	35,000	37,935
Credit Suisse Mortgage Capital Certificates
Series 2009-11R, Class 5A1
4.33%, 08/26/2036, 144A (A)	284,621	287,208
CSMC Trust
Series 2010-1R, Class 28A1
5.00%, 02/27/2047, 144A	136,056	137,770
Series 2010-RR1, Class 2A
5.70%, 09/15/2040, 144A (A)	90,000	96,218
Series 2010-RR2, Class 2A
5.90%, 09/15/2039, 144A (A)	91,551	96,050
Series 2013-8R, Class 3A1
0.32%, 03/27/2036, 144A (A)	213,485	208,425
Series 2014-4R, Class 21A1
0.44%, 12/27/2035, 144A (A)	305,000	289,675
GE Commercial Mortgage Corp. Trust
Series 2007-C1, Class AAB
5.48%, 12/10/2049	31,702	32,149
GMACM Mortgage Loan Trust
Series 2005-AR1, Class 3A
2.98%, 03/18/2035 (A)	235,104	231,273
GS Mortgage Securities Corp. II
Series 2013-KING, Class E
3.44%, 12/10/2027, 144A (A)	100,000	94,087
Hilton USA Trust, IO
Series 2013-HLT, Class X1FX
1.67%, 11/05/2030, 144A (A)	4,500,000	3,884
Impac CMB Trust
Series 2004-6, Class 1A1
0.97%, 10/25/2034 (A)	114,931	109,357
Independent National Mortage Corp. INDA Mortgage Loan Trust
Series 2007-AR7, Class 1A1
2.71%, 11/25/2037 (A)	237,042	225,435
Independent National Mortage Corp. Index Mortgage Loan Trust
Series 2007-AR15, Class 2A1
4.35%, 08/25/2037 (A)	241,830	202,941
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AM
5.43%, 12/12/2044 (A)	70,000	72,590
Series 2007-CB18, Class A1A
5.43%, 06/12/2047 (A)	134,879	143,918
Series 2007-LD12, Class A1A
5.85%, 02/15/2051 (A)	111,246	121,266
Series 2007-LDPX, Class A1A
5.44%, 01/15/2049	81,716	87,340
Series 2008-C2, Class ASB
6.13%, 02/12/2051 (A)	99,844	105,063
JPMorgan Re-REMIC Trust
Series 2014-2, Class 6A1
2.82%, 05/26/2037, 144A (A)	312,869	314,487

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
LB Commercial Mortgage Trust
Series 2007-C3, Class A1A
5.86%, 07/15/2044 (A)	$ 28,199	$ 30,710
LB-UBS Commercial Mortgage Trust
Series 2005-C2, Class AJ
5.21%, 04/15/2030 (A)	40,000	40,293
Series 2007-C7, Class AM
6.16%, 09/15/2045 (A)	30,000	33,383
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1
0.81%, 10/25/2028 (A)	71,710	71,210
Series 2004-A3, Class 4A3
2.58%, 05/25/2034 (A)	53,632	53,442
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class AJ
5.29%, 11/12/2037 (A)	55,000	56,493
Series 2007-C1, Class A1A
5.83%, 06/12/2050 (A)	37,323	39,757
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class A2FX
5.59%, 04/12/2049 (A)	38,328	38,598
Series 2007-HQ12, Class AM
5.59%, 04/12/2049 (A)	85,000	90,436
Series 2007-IQ13, Class A1A
5.31%, 03/15/2044	130,751	138,931
Series 2007-IQ13, Class AM
5.41%, 03/15/2044	30,000	31,930
Series 2007-IQ14, Class A1A
5.67%, 04/15/2049 (A)	34,869	37,618
Series 2007-IQ15, Class AM
5.91%, 06/11/2049 (A)	55,000	59,077
Morgan Stanley Re-REMIC Trust
Series 2012-XA, Class A
2.00%, 07/27/2049, 144A	43,431	43,539
Series 2014-R3, Class 2A
3.00%, 07/26/2048, 144A (A)	367,941	365,202
Motel 6 Trust
Series 2012-MTL6, Class B
2.74%, 10/05/2025, 144A	140,000	139,471
Series 2012-MTL6, Class C
3.14%, 10/05/2025, 144A	133,000	132,302
Nationstar Mortgage Loan Trust
Series 2013-A, Class A
3.75%, 12/25/2052, 144A (A)	250,953	257,909
New Residential Mortgage Loan Trust
Series 2014-1A, Class A
3.75%, 01/25/2054, 144A (A)	105,618	108,514
Series 2014-2A, Class A3
3.75%, 05/25/2054, 144A	298,980	305,490
Series 2014-3A, Class AFX3
3.75%, 11/25/2054, 144A (A)	210,000	215,014
Queens Center Mortgage Trust
Series 2013-QCA, Class D
3.47%, 01/11/2037, 144A (A)	130,000	124,736
SCG Trust
Series 2013-SRP1, Class A
1.56%, 11/15/2026, 144A (A)	100,000	100,121
STRIPS, Ltd.
Series 2012-1A, Class A
1.50%, 12/25/2044, 144A	40,306	40,306

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1
0.86%, 01/19/2034 (A)	$ 159,586	$ 154,698
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class H
0.56%, 09/15/2021, 144A (A)	100,000	97,293

Total Mortgage-Backed Securities (Cost $7,909,812)		7,785,012

ASSET-BACKED SECURITIES - 3.1%
AmeriCredit Automobile Receivables Trust
Series 2011-5, Class C
3.44%, 10/08/2017	40,000	40,659
Series 2012-2, Class C
2.64%, 10/10/2017	40,000	40,638
Series 2012-3, Class C
2.42%, 05/08/2018	40,000	40,595
Series 2012-5, Class C
1.69%, 11/08/2018	70,000	70,189
Avis Budget Rental Car Funding AESOP LLC
Series 2010-3A, Class A
4.64%, 05/20/2016, 144A	83,333	84,043
Chrysler Capital Auto Receivables Trust
Series 2013-BA, Class B
1.78%, 06/17/2019, 144A	20,000	20,045
Series 2013-BA, Class C
2.24%, 09/16/2019, 144A	20,000	20,040
Series 2014-AA, Class B
1.76%, 08/15/2019, 144A	20,000	19,971
Series 2014-AA, Class C
2.28%, 11/15/2019, 144A	25,000	25,010
Ford Credit Auto Owner Trust
Series 2013-B, Class D
1.82%, 11/15/2019	40,000	40,317
Hertz Vehicle Financing LLC
Series 2009-2A, Class A2
5.29%, 03/25/2016, 144A	60,000	60,336
HLSS Servicer Advance Receivables Backed Notes
Series 2013-T2, Class A2
1.15%, 05/16/2044, 144A	105,000	104,895
HLSS Servicer Advance Receivables Trust
Series 2012-T2, Class A2
1.99%, 10/15/2045, 144A	100,000	100,402
Series 2013-T1, Class A2
1.50%, 01/16/2046, 144A	210,000	209,832
HSBC Home Equity Loan Trust
Series 2006-3, Class M1
0.43%, 03/20/2036 (A)	235,000	226,395
MVW Owner Trust
Series 2014-1A, Class A
2.25%, 09/20/2031, 144A	145,688	144,629
Nelnet Student Loan Trust
Series 2008-3, Class A4
1.88%, 11/25/2024 (A)	100,000	104,631
Series 2014-2A, Class A3
1.02%, 07/27/2037, 144A (A)	100,000	99,640

	Principal	Value
ASSET-BACKED SECURITIES (continued)
PFS Financing Corp.
Series 2013-AA, Class B
1.26%, 02/15/2018, 144A (A)	$ 100,000	$ 100,329
Prestige Auto Receivables Trust
Series 2013-1A, Class A2
1.09%, 02/15/2018, 144A	32,039	32,080
Series 2014-1A, Class A2
0.97%, 03/15/2018, 144A	76,091	76,100
Santander Drive Auto Receivables Trust
Series 2012-4, Class C
2.94%, 12/15/2017	20,000	20,273
Series 2012-AA, Class C
1.78%, 11/15/2018, 144A	245,000	245,500
Series 2013-3, Class B
1.19%, 05/15/2018	105,000	105,043
Series 2013-4, Class C
3.25%, 01/15/2020	50,000	51,491
Series 2013-A, Class B
1.89%, 10/15/2019, 144A	75,000	75,660
Series 2013-A, Class C
3.12%, 10/15/2019, 144A	30,000	30,717
SBA Tower Trust
Series 2014-1A, Class C
2.90%, 10/15/2044, 144A (A)	380,000	380,996
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B
2.70%, 10/20/2030, 144A	66,788	66,407
Series 2014-3A, Class A
2.30%, 10/20/2031, 144A	218,461	217,116
SLM Private Education Loan Trust
Series 2011-A, Class A3
2.66%, 01/15/2043, 144A (A)	200,000	212,723
Series 2011-C, Class A2A
3.41%, 10/17/2044, 144A (A)	100,000	107,822
Series 2012-E, Class A2B
1.91%, 06/15/2045, 144A (A)	145,000	149,185
Series 2013-A, Class A2B
1.21%, 05/17/2027, 144A (A)	150,000	150,979
Series 2013-C, Class A2B
1.56%, 10/15/2031, 144A (A)	100,000	101,825
SolarCity LMC Series III LLC
Series 2014-2, Class A
4.02%, 07/20/2044, 144A	155,000	155,744
SpringCastle America Funding LLC
Series 2014-AA, Class A
2.70%, 05/25/2023, 144A	113,486	113,305
Trafigura Securitisation Finance PLC
Series 2014-1A, Class A
1.11%, 10/15/2021, 144A (A)	540,000	540,000
World Financial Network Credit Card Master Trust
Series 2012-C, Class A
2.23%, 08/15/2022	110,000	110,774
Series 2012-D, Class A
2.15%, 04/17/2023	145,000	144,052

Total Asset-Backed Securities (Cost $4,630,826)		4,640,388

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
Los Angeles Community College District, General Obligation Unlimited
6.60%, 08/01/2042	$ 15,000	$ 21,266
Metropolitan Transportation Authority, Revenue Bonds
Series E
6.81%, 11/15/2040	15,000	20,898
Municipal Electric Authority of Georgia, Revenue Bonds
6.64%, 04/01/2057	10,000	13,350
New Jersey State Turnpike Authority, Revenue Bonds
Series F
7.41%, 01/01/2040	16,000	24,128
New York City Water & Sewer System, Revenue Bonds
5.88%, 06/15/2044	15,000	20,176
Series EE
5.38%, 06/15/2043	45,000	52,546
5.50%, 06/15/2043	55,000	64,603
New York State Dormitory Authority, Revenue Bonds
Series H
5.39%, 03/15/2040	10,000	12,623
Port Authority of New York & New Jersey, Revenue Bonds
4.96%, 08/01/2046	20,000	22,815
State of California, General Obligation Unlimited
7.60%, 11/01/2040	60,000	94,985
State of Illinois, General Obligation Unlimited
5.10%, 06/01/2033	55,000	54,883
University of California, Revenue Bonds
Series AD
4.86%, 05/15/2112	10,000	10,606

Total Municipal Government Obligations (Cost $366,377)		412,879

CORPORATE DEBT SECURITIES - 13.5%
Aerospace & Defense - 0.1%
Exelis, Inc.
5.55%, 10/01/2021	145,000	156,490

Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	69,000	77,064
5.10%, 01/15/2044	49,000	56,578

		133,642

Airlines - 0.3%
American Airlines Pass-Through Trust
3.70%, 04/01/2028	180,000	180,900
United Airlines Pass-Through Trust
3.75%, 03/03/2028	300,000	302,250
United Continental Holdings, Inc.
6.00%, 07/15/2028	25,000	23,812

		506,962

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles - 0.0% (C)
General Motors Co.
4.88%, 10/02/2023	$ 30,000	$ 32,100
6.25%, 10/02/2043	20,000	23,892

		55,992

Banks - 2.0%
Barclays Bank PLC
10.18%, 06/12/2021, 144A	400,000	537,036
Branch Banking & Trust Co.
3.80%, 10/30/2026	110,000	112,149
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
11.00%, 06/30/2019, 144A (A) (D)	405,000	521,235
Credit Agricole SA
2.50%, 04/15/2019, 144A (B)	250,000	252,877
Glitnir HF
6.33%, 07/28/2011, 144A (E) (F)	160,000	47,200
HSBC Bank Brasil SA - Banco Multiplo
Series MTN
4.00%, 05/11/2016, 144A	200,000	203,100
Intesa Sanpaolo SpA
5.02%, 06/26/2024, 144A	200,000	194,103
Korea Development Bank
3.50%, 08/22/2017	200,000	208,198
Macquarie Bank, Ltd.
1.65%, 03/24/2017, 144A	85,000	85,293
Nordea Bank AB
4.25%, 09/21/2022, 144A	470,000	488,013
Royal Bank of Scotland Group PLC
1.88%, 03/31/2017	100,000	99,921
6.00%, 12/19/2023	65,000	70,356
Wells Fargo & Co.
2.15%, 01/15/2019	35,000	35,092
4.13%, 08/15/2023	35,000	36,735
5.38%, 11/02/2043	67,000	76,227
5.90%, 06/15/2024 (A) (D)	43,000	43,322

		3,010,857

Beverages - 0.1%
Anheuser-Busch InBev Finance, Inc.
2.15%, 02/01/2019	45,000	45,181
3.70%, 02/01/2024	65,000	67,520

		112,701

Biotechnology - 0.1%
Amgen, Inc.
5.15%, 11/15/2041	35,000	39,450
5.65%, 06/15/2042	27,000	32,125

		71,575

Capital Markets - 1.2%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	150,000	153,407
Bank of New York Mellon Corp.
Series MTN
2.10%, 01/15/2019	50,000	50,158
Goldman Sachs Group, Inc.
2.38%, 01/22/2018	65,000	65,656
2.90%, 07/19/2018	95,000	97,459
3.63%, 02/07/2016 - 01/22/2023	101,000	102,839
5.75%, 01/24/2022	93,000	107,581

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc. (continued)
6.13%, 02/15/2033	$ 40,000	$ 49,028
6.25%, 02/01/2041	20,000	25,283
6.75%, 10/01/2037	20,000	25,148
Series MTN
1.84%, 11/29/2023 (A)	50,000	51,370
Macquarie Group, Ltd.
6.25%, 01/14/2021, 144A	300,000	343,327
Morgan Stanley
1.88%, 01/05/2018	295,000	293,920
5.00%, 11/24/2025	66,000	70,430
State Street Capital Trust IV
1.24%, 06/01/2077 (A)	11,000	9,130
UBS AG
7.63%, 08/17/2022	250,000	294,339

		1,739,075

Chemicals - 0.1%
LyondellBasell Industries NV
5.00%, 04/15/2019	60,000	65,446
Monsanto Co.
4.40%, 07/15/2044	110,000	114,130

		179,576

Commercial Services & Supplies - 0.3%
ERAC USA Finance LLC
3.85%, 11/15/2024, 144A	175,000	177,476
Hutchison Whampoa International 14, Ltd.
1.63%, 10/31/2017, 144A	200,000	198,352

		375,828

Communications Equipment - 0.0% (C)
Cisco Systems, Inc.
2.13%, 03/01/2019	50,000	50,235

Construction Materials - 0.2%
Martin Marietta Materials, Inc.
4.25%, 07/02/2024	210,000	215,272

Diversified Financial Services - 1.1%
Bank of America Corp.
2.60%, 01/15/2019	60,000	60,467
2.65%, 04/01/2019	255,000	256,870
4.10%, 07/24/2023	51,000	53,711
5.75%, 12/01/2017	75,000	82,867
Citigroup, Inc.
2.50%, 09/26/2018	58,000	58,678
2.55%, 04/08/2019	110,000	110,723
4.45%, 01/10/2017	35,000	36,998
4.50%, 01/14/2022	83,000	90,699
4.95%, 11/07/2043	20,000	22,294
6.68%, 09/13/2043	20,000	25,861
General Electric Capital Corp.
7.13%, 06/15/2022 (A) (D)	100,000	116,375
Series MTN
6.88%, 01/10/2039	20,000	28,290
JPMorgan Chase & Co.
3.20%, 01/25/2023	40,000	40,045
3.25%, 09/23/2022	34,000	34,198
4.75%, 03/01/2015	79,000	79,452
4.85%, 02/01/2044	20,000	22,186

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
JPMorgan Chase & Co. (continued)
6.75%, 02/01/2024 (A) (D)	$ 13,000	$ 13,715
Series MTN
1.35%, 02/15/2017	145,000	144,997
Kaupthing Bank Hf
7.13%, 05/19/2016, 144A (E) (F)	130,000	1
Series MTN
7.63%, 02/28/2015, 144A (E) (F)	710,000	154,425
Lehman Brothers Holdings Capital Trust VII
Series MTN
5.86%, 02/02/2015 (D) (E) (F) (G)	200,000	20
Lehman Brothers Holdings E-Capital Trust I
Zero Coupon, 08/19/2065 (E) (F) (G)	120,000	12
Lehman Brothers Holdings, Inc. (Escrow shares)
6.75%, 12/28/2017 (F)	480,000	5
Oaktree Capital Management, LP
6.75%, 12/02/2019, 144A	175,000	206,567

		1,639,456

Diversified Telecommunication Services - 0.5%
AT&T, Inc.
2.30%, 03/11/2019 (B)	95,000	94,900
4.35%, 06/15/2045	35,000	32,996
Intelsat Jackson Holdings SA
7.25%, 04/01/2019	54,000	56,363
Sprint Capital Corp.
6.88%, 11/15/2028	24,000	21,120
Verizon Communications, Inc.
2.63%, 02/21/2020, 144A	123,000	121,594
3.45%, 03/15/2021	45,000	45,992
3.85%, 11/01/2042	179,000	159,575
4.50%, 09/15/2020	42,000	45,602
6.55%, 09/15/2043	134,000	171,674

		749,816

Electric Utilities - 0.6%
CenterPoint Energy Houston Electric LLC
4.50%, 04/01/2044	65,000	72,549
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	43,000	50,077
8.88%, 11/15/2018	9,000	11,108
Commonwealth Edison Co.
4.70%, 01/15/2044	42,000	47,842
Duke Energy Carolinas LLC
4.25%, 12/15/2041	58,000	62,319
Duke Energy Corp.
3.75%, 04/15/2024	11,000	11,442
Entergy Arkansas, Inc.
3.70%, 06/01/2024	61,000	63,919
Georgia Power Co.
3.00%, 04/15/2016	117,000	120,149
Jersey Central Power & Light Co.
7.35%, 02/01/2019	35,000	41,310
Niagara Mohawk Power Corp.
4.88%, 08/15/2019, 144A	155,000	171,430
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	12,000	12,888
5.30%, 06/01/2042	25,000	31,027

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Pacific Gas & Electric Co.
4.75%, 02/15/2044	$ 17,000	$ 18,697
PacifiCorp
3.60%, 04/01/2024	130,000	134,348
5.75%, 04/01/2037	25,000	32,115
Progress Energy, Inc.
4.88%, 12/01/2019	6,000	6,635

		887,855

Energy Equipment & Services - 0.1%
Schlumberger Investment SA
3.65%, 12/01/2023	33,000	34,497
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	37,000	37,043
4.63%, 03/01/2034	35,000	35,508
Weatherford International, Ltd.
5.95%, 04/15/2042	35,000	29,635

		136,683

Food & Staples Retailing - 0.3%
CVS Health Corp.
5.30%, 12/05/2043	14,000	16,736
Sysco Corp.
2.35%, 10/02/2019	190,000	191,034
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	41,000	42,537
4.30%, 04/22/2044	40,000	43,662
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	135,000	135,939

		429,908

Food Products - 0.0% (C)
Mondelez International, Inc.
2.25%, 02/01/2019	60,000	59,754

Health Care Equipment & Supplies - 0.1%
Becton Dickinson and Co.
2.68%, 12/15/2019	80,000	81,052
Boston Scientific Corp.
2.65%, 10/01/2018	56,000	56,066

		137,118

Health Care Providers & Services - 0.3%
Aetna, Inc.
4.75%, 03/15/2044	14,000	15,436
Anthem, Inc.
1.88%, 01/15/2018	76,000	75,978
2.30%, 07/15/2018	104,000	104,576
3.30%, 01/15/2023	25,000	24,976
3.70%, 08/15/2021	8,000	8,363
Coventry Health Care, Inc.
5.45%, 06/15/2021	66,000	75,828
Tenet Healthcare Corp.
6.25%, 11/01/2018	55,000	59,675
UnitedHealth Group, Inc.
3.38%, 11/15/2021	19,000	19,713

		384,545

Hotels, Restaurants & Leisure - 0.0% (C)
GLP Capital, LP / GLP Financing II, Inc.
4.38%, 11/01/2018	2,000	2,045
4.88%, 11/01/2020	5,000	5,063

		7,108

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Products - 0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
6.88%, 02/15/2021	$ 100,000	$ 104,375

Industrial Conglomerates - 0.0% (C)
General Electric Co.
4.50%, 03/11/2044	36,000	39,572

Insurance - 1.9%
American International Group, Inc.
4.13%, 02/15/2024	51,000	54,290
8.18%, 05/15/2068 (A)	41,000	55,555
Fidelity National Financial, Inc.
5.50%, 09/01/2022	60,000	65,368
Genworth Holdings, Inc.
7.63%, 09/24/2021	45,000	44,001
Hanover Insurance Group, Inc.
6.38%, 06/15/2021	375,000	424,810
Lincoln National Corp.
8.75%, 07/01/2019	195,000	243,658
Metropolitan Life Global Funding I
1.30%, 04/10/2017, 144A	195,000	194,676
Pacific Life Insurance Co.
9.25%, 06/15/2039, 144A	220,000	346,061
Principal Financial Group, Inc.
8.88%, 05/15/2019	105,000	132,112
Prudential Financial, Inc. Series MTN
5.38%, 06/21/2020	141,000	159,135
Reinsurance Group of America, Inc.
6.75%, 12/15/2065 (A)	441,000	449,820
Swiss Re Capital I, LP
6.85%, 05/25/2016, 144A (A) (D)	70,000	73,325
ZFS Finance USA Trust II
6.45%, 12/15/2065, 144A (A)	500,000	526,835

		2,769,646

IT Services - 0.1%
International Business Machines Corp.
3.63%, 02/12/2024 (B)	100,000	104,183
MasterCard, Inc.
2.00%, 04/01/2019	53,000	52,708
3.38%, 04/01/2024	33,000	33,873

		190,764

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.
2.40%, 02/01/2019	133,000	133,198
5.30%, 02/01/2044	6,000	6,891

		140,089

Media - 0.5%
CBS Corp.
4.63%, 05/15/2018	23,000	24,804
5.75%, 04/15/2020	20,000	22,805
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	100,000	103,000
Comcast Corp.
5.88%, 02/15/2018	116,000	130,514
Cox Communications, Inc.
8.38%, 03/01/2039, 144A	56,000	79,837

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
4.60%, 02/15/2021	$ 67,000	$ 71,766
5.00%, 03/01/2021	34,000	37,077
NBCUniversal Media LLC
4.38%, 04/01/2021	114,000	125,377
4.45%, 01/15/2043	47,000	49,802
5.15%, 04/30/2020	99,000	112,345

		757,327

Metals & Mining - 0.2%
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023 (B)	44,000	46,321
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	45,000	42,428
Novelis, Inc.
8.75%, 12/15/2020	110,000	116,600
Rio Tinto Finance USA PLC
2.88%, 08/21/2022 (B)	33,000	31,728

		237,077

Multi-Utilities - 0.2%
CMS Energy Corp.
3.88%, 03/01/2024	22,000	22,844
4.88%, 03/01/2044	43,000	47,042
Dominion Resources, Inc.
1.95%, 08/15/2016	200,000	202,149
PG&E Corp.
2.40%, 03/01/2019	26,000	26,039

		298,074

Oil, Gas & Consumable Fuels - 1.2%
Apache Corp.
4.25%, 01/15/2044	15,000	13,109
4.75%, 04/15/2043	22,000	20,631
BP Capital Markets PLC
2.24%, 05/10/2019	95,000	94,885
Energy Transfer Partners, LP
5.95%, 10/01/2043	35,000	38,388
EOG Resources, Inc.
2.45%, 04/01/2020	88,000	87,544
Exxon Mobil Corp.
1.82%, 03/15/2019	150,000	150,342
Husky Energy, Inc.
4.00%, 04/15/2024	45,000	44,197
Kerr-McGee Corp.
6.95%, 07/01/2024	50,000	61,111
Kinder Morgan Energy Partners, LP
4.15%, 02/01/2024 (B)	142,000	141,637
Laredo Petroleum, Inc.
7.38%, 05/01/2022	60,000	56,100
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, 11/01/2019	80,000	67,600
MEG Energy Corp.
6.50%, 03/15/2021, 144A	50,000	45,625
Murphy Oil Corp.
2.50%, 12/01/2017	86,000	85,484
Nexen Energy ULC
5.88%, 03/10/2035	10,000	11,743

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.
6.00%, 03/01/2041	$ 47,000	$ 51,655
8.25%, 03/01/2019	47,000	56,348
Peabody Energy Corp.
6.25%, 11/15/2021 (B)	45,000	38,475
Petrobras Global Finance BV
6.25%, 03/17/2024	130,000	123,700
Petrobras International Finance Co. SA
3.88%, 01/27/2016	160,000	157,008
Petroleos Mexicanos
3.50%, 01/30/2023	40,000	38,260
Range Resources Corp.
5.75%, 06/01/2021	10,000	10,325
Shell International Finance BV
2.00%, 11/15/2018	86,000	86,586
4.55%, 08/12/2043	48,000	52,511
Western Gas Partners, LP
5.38%, 06/01/2021	76,000	83,382
Williams Cos., Inc.
3.70%, 01/15/2023	13,000	11,675
7.88%, 09/01/2021	33,000	38,121
Williams Partners, LP
5.40%, 03/04/2044	35,000	34,265

		1,700,707

Paper & Forest Products - 0.1%
International Paper Co.
4.75%, 02/15/2022	153,000	166,922

Pharmaceuticals - 0.3%
AbbVie, Inc.
4.40%, 11/06/2042	28,000	28,887
Actavis, Inc.
3.25%, 10/01/2022 (B)	60,000	58,417
4.63%, 10/01/2042	58,000	56,836
Bristol-Myers Squibb Co.
4.50%, 03/01/2044	67,000	73,217
Perrigo Co. PLC
2.30%, 11/08/2018	200,000	199,842
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021	25,000	25,618

		442,817

Real Estate Investment Trusts - 0.8%
ARC Properties Operating Partnership LP
2.00%, 02/06/2017 (B)	150,000	142,960
3.00%, 02/06/2019	60,000	55,519
Kilroy Realty, LP
4.25%, 08/15/2029	265,000	265,022
Realty Income Corp.
3.88%, 07/15/2024	230,000	234,067
Simon Property Group, LP
3.38%, 10/01/2024	280,000	284,806
Ventas Realty, LP / Ventas Capital Corp.
2.70%, 04/01/2020	20,000	19,791
WEA Finance LLC / Westfield UK & Europe Finance PLC
2.70%, 09/17/2019, 144A	180,000	179,947

		1,182,112

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.0% (C)
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	$ 18,000	$ 17,943
3.75%, 04/01/2024	12,000	12,479

		30,422

Semiconductors & Semiconductor Equipment - 0.1%
KLA-Tencor Corp.
4.13%, 11/01/2021	155,000	158,771

Technology Hardware, Storage & Peripherals - 0.0% (C)
Hewlett-Packard Co.
3.75%, 12/01/2020	65,000	67,240

Tobacco - 0.1%
Altria Group, Inc.
4.00%, 01/31/2024	33,000	34,405
Philip Morris International, Inc.
1.88%, 01/15/2019	71,000	70,569
4.88%, 11/15/2043	25,000	27,871

		132,845

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV
3.13%, 07/16/2022	200,000	197,328
Sprint Communications, Inc.
9.00%, 11/15/2018, 144A	95,000	108,053
Sprint Corp.
7.88%, 09/15/2023	45,000	44,424
T-Mobile USA, Inc.
6.46%, 04/28/2019	5,000	5,200
6.63%, 04/28/2021	15,000	15,394
6.73%, 04/28/2022	15,000	15,450
6.84%, 04/28/2023	5,000	5,162

		391,011

Total Corporate Debt Securities (Cost $20,639,545)		19,850,219

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 5.5%
U.S. Treasury Bill
0.00%, 02/19/2015 (H) (I)	851,200	851,198
0.01%, 02/26/2015 (H)	853,200	853,181
0.02%, 02/05/2015 - 04/02/2015 (H)	2,140,400	2,140,344
0.03%, 03/12/2015 (H)	4,145,400	4,145,195
0.08%, 05/28/2015 (H) (J)	70,000	69,977

Total Short-Term U.S. Government Obligations (Cost $8,059,895)		8,059,895

	Shares	Value
PREFERRED STOCKS - 0.2%
Capital Markets - 0.0% (C)
State Street Corp.
Series D, 5.90% (A)	1,536	39,721

Diversified Financial Services - 0.1%
Citigroup Capital XIII
7.88% (A)	3,392	90,159

Electric Utilities - 0.0% (C)
SCE Trust III
5.75% (A)	320	8,464

	Shares	Value
PREFERRED STOCKS (continued)
Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp.
Series Z, 8.38% (A) (K)	14,925	$ 58,954
Federal National Mortgage Association
Series O, 0.00% (A) (K)	600	3,540
Series S, 8.25% (A) (K)	10,800	41,796

		104,290

Total Preferred Stocks (Cost $814,042)		242,634

COMMON STOCKS - 58.3%
Aerospace & Defense - 1.9%
Honeywell International, Inc.	10,049	1,004,096
L-3 Communications Holdings, Inc.	2,360	297,856
Precision Castparts Corp.	540	130,075
United Technologies Corp.	11,794	1,356,310

		2,788,337

Airlines - 0.5%
Delta Air Lines, Inc.	6,390	314,324
United Continental Holdings, Inc. (K)	5,230	349,835

		664,159

Auto Components - 0.0% (C)
Johnson Controls, Inc.	1,520	73,477

Automobiles - 0.4%
General Motors Co.	14,974	522,742

Banks - 1.8%
BB&T Corp.	7,700	299,453
PNC Financial Services Group, Inc.	1,698	154,909
Regions Financial Corp.	8,390	88,598
SVB Financial Group (K)	740	85,892
Wells Fargo & Co.	37,078	2,032,616

		2,661,468

Beverages - 1.5%
Coca-Cola Co.	23,620	997,237
Coca-Cola Enterprises, Inc.	2,620	115,856
Constellation Brands, Inc., Class A (K)	5,029	493,697
Dr. Pepper Snapple Group, Inc.	2,569	184,146
Molson Coors Brewing Co., Class B	3,310	246,661
PepsiCo, Inc.	1,106	104,583

		2,142,180

Biotechnology - 1.9%
Alexion Pharmaceuticals, Inc. (K)	1,356	250,901
Amgen, Inc.	310	49,380
Biogen Idec, Inc. (K)	2,574	873,744
Celgene Corp. (K)	8,560	957,522
Gilead Sciences, Inc. (K)	4,656	438,874
Vertex Pharmaceuticals, Inc. (K)	2,178	258,746

		2,829,167

Building Products - 0.2%
Fortune Brands Home & Security, Inc.	1,060	47,986
Masco Corp.	7,457	187,917

		235,903

Capital Markets - 1.8%
Charles Schwab Corp.	19,750	596,253
Goldman Sachs Group, Inc.	1,739	337,070
Invesco, Ltd.	13,393	529,291

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
Morgan Stanley	21,626	$ 839,089
State Street Corp.	5,228	410,398

		2,712,101

Chemicals - 0.8%
Axiall Corp. (B)	2,670	113,395
Dow Chemical Co.	3,501	159,681
E.I. du Pont de Nemours & Co. (B)	4,090	302,415
Monsanto Co.	1,650	197,125
Mosaic Co.	9,050	413,132

		1,185,748

Commercial Services & Supplies - 0.1%
Tyco International PLC	1,818	79,738

Communications Equipment - 1.2%
Cisco Systems, Inc.	35,968	1,000,450
QUALCOMM, Inc.	11,217	833,760

		1,834,210

Construction & Engineering - 0.4%
Fluor Corp.	10,010	606,906

Construction Materials - 0.1%
Martin Marietta Materials, Inc. (B)	1,210	133,487

Consumer Finance - 0.2%
Capital One Financial Corp.	3,389	279,762
Navient Corp.	1,180	25,500

		305,262

Containers & Packaging - 0.2%
Crown Holdings, Inc. (K)	4,851	246,916
Sealed Air Corp., Class A	900	38,187

		285,103

Diversified Financial Services - 2.6%
Bank of America Corp.	80,879	1,446,925
Berkshire Hathaway, Inc., Class B (K)	6,451	968,618
Citigroup, Inc.	20,991	1,135,823
Intercontinental Exchange, Inc.	1,497	328,277

		3,879,643

Diversified Telecommunication Services - 0.8%
AT&T, Inc.	396	13,301
Verizon Communications, Inc.	25,801	1,206,971

		1,220,272

Electric Utilities - 1.3%
Edison International	9,787	640,853
Entergy Corp., Class B (B)	670	58,612
Exelon Corp. (B)	8,640	320,371
NextEra Energy, Inc.	5,963	633,807
Pinnacle West Capital Corp.	640	43,718
PPL Corp.	4,800	174,384
Xcel Energy, Inc.	3,110	111,711

		1,983,456

Electrical Equipment - 0.9%
Eaton Corp. PLC	9,091	617,825
Emerson Electric Co.	11,062	682,857

		1,300,682

Electronic Equipment, Instruments & Components - 0.2%
Corning, Inc.	5,919	135,723
TE Connectivity, Ltd.	2,385	150,851

		286,574

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	4,530	$ 253,997
Ensco PLC, Class A (B)	2,010	60,199
Halliburton Co.	9,548	375,523
Schlumberger, Ltd.	8,239	703,693

		1,393,412

Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	3,743	530,570
CVS Health Corp.	7,407	713,368
Kroger Co.	2,320	148,967
Wal-Mart Stores, Inc.	2,086	179,146

		1,572,051

Food Products - 1.0%
Archer-Daniels-Midland Co.	7,745	402,740
General Mills, Inc.	1,118	59,623
Kellogg Co.	1,520	99,469
Mondelez International, Inc., Class A	24,749	899,007

		1,460,839

Gas Utilities - 0.1%
AGL Resources, Inc.	2,270	123,738
Questar Corp.	3,286	83,070

		206,808

Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	19,366	871,857
Becton Dickinson and Co.	250	34,790
Boston Scientific Corp. (K)	41,600	551,200
CareFusion Corp., Class A (K)	4,390	260,503
Covidien PLC	1,010	103,303
Stryker Corp. (B)	4,430	417,882

		2,239,535

Health Care Providers & Services - 1.4%
Aetna, Inc.	4,230	375,751
Humana, Inc., Class A (B)	4,280	614,736
McKesson Corp.	2,840	589,527
UnitedHealth Group, Inc.	5,283	534,059

		2,114,073

Hotels, Restaurants & Leisure - 0.6%
McDonald’s Corp.	225	21,082
Royal Caribbean Cruises, Ltd., Class A (B)	4,490	370,111
Starbucks Corp.	4,863	399,009
Yum! Brands, Inc.	1,166	84,943

		875,145

Household Durables - 0.4%
Harman International Industries, Inc.	3,290	351,076
NVR, Inc. (B) (K)	40	51,013
PulteGroup, Inc. (B)	10,332	221,725

		623,814

Household Products - 1.3%
Kimberly-Clark Corp.	4,344	501,906
Procter & Gamble Co.	15,459	1,408,160

		1,910,066

Industrial Conglomerates - 0.4%
General Electric Co.	24,119	609,487

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Insurance - 1.7%
ACE, Ltd.	6,936	$ 796,808
American International Group, Inc.	4,360	244,204
Axis Capital Holdings, Ltd.	2,570	131,301
Hartford Financial Services Group, Inc.	2,100	87,549
Marsh & McLennan Cos., Inc.	4,300	246,132
MetLife, Inc.	13,771	744,873
Prudential Financial, Inc.	1,822	164,818
Willis Group Holdings PLC	990	44,362

		2,460,047

Internet & Catalog Retail - 0.6%
Amazon.com, Inc. (K)	872	270,625
Expedia, Inc. (B)	970	82,799
Priceline Group, Inc. (K)	411	468,627

		822,051

Internet Software & Services - 1.9%
eBay, Inc. (K)	205	11,505
Facebook, Inc., Class A (K)	12,390	966,668
Google, Inc., Class A (K)	1,799	954,657
Google, Inc., Class C (K)	1,679	883,825

		2,816,655

IT Services - 1.9%
Accenture PLC, Class A	7,270	649,284
Alliance Data Systems Corp. (B) (K)	485	138,734
Cognizant Technology Solutions Corp., Class A (K)	8,188	431,180
Fidelity National Information Services, Inc.	2,940	182,868
International Business Machines Corp.	1,651	264,887
Visa, Inc., Class A (B)	4,057	1,063,745
Xerox Corp.	2,750	38,115

		2,768,813

Machinery - 0.7%
Deere & Co. (B)	226	19,994
PACCAR, Inc. (B)	11,699	795,649
Snap-on, Inc.	280	38,287
SPX Corp.	1,645	141,339

		995,269

Media - 2.7%
CBS Corp., Class B	2,270	125,622
Charter Communications, Inc., Class A (K)	1,060	176,617
Comcast Corp., Class A	20,071	1,164,319
DIRECTV (K)	840	72,828
DISH Network Corp., Class A (K)	3,265	237,986
Time Warner Cable, Inc.	1,295	196,918
Time Warner, Inc.	13,605	1,162,139
Time, Inc. (B)	1,810	44,544
Twenty-First Century Fox, Inc., Class A (B)	15,720	603,727
Walt Disney Co.	2,182	205,522

		3,990,222

Metals & Mining - 0.4%
Alcoa, Inc.	28,365	447,883
U.S. Steel Corp. (B)	7,500	200,550

		648,433

Multi-Utilities - 0.8%
CenterPoint Energy, Inc.	8,050	188,611
CMS Energy Corp.	7,787	270,598
Dominion Resources, Inc. (B)	2,730	209,937

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities (continued)
NiSource, Inc., Class B	7,758	$ 329,094
PG&E Corp.	790	42,060
Public Service Enterprise Group, Inc. (B)	2,190	90,688
Sempra Energy	380	42,317

		1,173,305

Multiline Retail - 0.2%
Dollar General Corp. (K)	2,480	175,336
Dollar Tree, Inc. (K)	900	63,342

		238,678

Oil, Gas & Consumable Fuels - 3.5%
Anadarko Petroleum Corp., Class A	1,276	105,270
California Resources Corp. (K)	3,448	18,998
Cheniere Energy, Inc. (K)	1,690	118,976
Chevron Corp.	12,341	1,384,413
EOG Resources, Inc.	4,102	377,671
EQT Corp. (B)	2,520	190,764
Exxon Mobil Corp.	16,033	1,482,251
Hess Corp. (B)	35	2,584
Marathon Oil Corp.	14,820	419,258
Occidental Petroleum Corp. (B)	8,621	694,939
Phillips 66	5,663	406,037

		5,201,161

Personal Products - 0.1%
Estee Lauder Cos., Inc., Class A	2,700	205,740

Pharmaceuticals - 3.5%
Actavis PLC (K)	862	221,888
Allergan, Inc.	1,390	295,500
Bristol-Myers Squibb Co.	16,646	982,613
Johnson & Johnson	20,741	2,168,886
Merck & Co., Inc.	15,240	865,480
Perrigo Co. PLC	1,189	198,753
Pfizer, Inc.	11,991	373,520

		5,106,640

Real Estate Investment Trusts - 1.4%
AvalonBay Communities, Inc. (B)	2,038	332,989
Boston Properties, Inc.	1,197	154,042
Brixmor Property Group, Inc.	5,050	125,442
DiamondRock Hospitality Co.	9,370	139,332
Essex Property Trust, Inc.	220	45,452
Extra Space Storage, Inc.	750	43,980
Highwoods Properties, Inc.	2,511	111,187
Host Hotels & Resorts, Inc.	4,984	118,470
Liberty Property Trust, Series C	4,280	161,056
Mid-America Apartment Communities, Inc.	1,180	88,122
Omega Healthcare Investors, Inc.	1,110	43,368
Prologis, Inc., Class A	5,413	232,921
Public Storage	280	51,758
Simon Property Group, Inc.	2,247	409,201

		2,057,320

Road & Rail - 1.4%
Canadian Pacific Railway, Ltd.	1,171	225,640
CSX Corp.	15,169	549,573
Union Pacific Corp.	10,905	1,299,113

		2,074,326

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 1.5%
Avago Technologies, Ltd., Class A	6,070	$ 610,581
Broadcom Corp., Class A	11,460	496,562
Freescale Semiconductor, Ltd. (B) (K)	5,590	141,036
KLA-Tencor Corp.	4,047	284,585
LAM Research Corp. (B)	8,647	686,053

		2,218,817

Software - 2.4%
Adobe Systems, Inc. (K)	8,643	628,346
Citrix Systems, Inc. (K)	3,998	255,072
Microsoft Corp.	43,921	2,040,131
Oracle Corp.	12,120	545,036
VMware, Inc., Class A (B) (K)	1,151	94,981

		3,563,566

Specialty Retail - 2.2%
AutoZone, Inc. (K)	773	478,572
Gap, Inc., Class A (B)	610	25,687
Home Depot, Inc.	11,386	1,195,189
Lowe’s Cos., Inc.	13,494	928,387
Tiffany & Co. (B)	490	52,361
TJX Cos., Inc.	8,340	571,957

		3,252,153

Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	28,988	3,199,695
EMC Corp.	659	19,599
Hewlett-Packard Co.	10,843	435,130

		3,654,424

Textiles, Apparel & Luxury Goods - 0.7%
lululemon athletica, Inc. (B) (K)	1,947	108,623
Ralph Lauren Corp.	1,680	311,069
VF Corp.	7,518	563,098

		982,790

	Shares	Value
COMMON STOCKS (continued)
Tobacco - 0.6%
Philip Morris International, Inc.	11,177	$ 910,367

Trading Companies & Distributors - 0.1%
WW Grainger, Inc. (B)	811	206,716

Total Common Stocks (Cost $66,218,078)		86,083,338

SECURITIES LENDING COLLATERAL - 5.6%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (H)	8,331,301	8,331,301

Total Securities Lending Collateral (Cost $8,331,301)		8,331,301

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.01% (H), dated 12/31/2014, to be repurchased at $2,007,278 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.24%, due 05/01/2041, and with a value of $2,048,764.	$ 2,007,277	2,007,277

Total Repurchase Agreement (Cost $2,007,277)		2,007,277

Total Investments (Cost $144,825,499) (L)		163,737,670
Net Other Assets (Liabilities) - (11.0)%		(16,173,230)

Net Assets - 100.0%		$ 147,564,440

FUTURES CONTRACTS: (M)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	Long	7	03/20/2015	$(1,212)

SECURITY VALUATION:

Valuation Inputs (N)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$15,644,975	$—	$15,644,975
U.S. Government Agency Obligations	—	9,660,528	—	9,660,528
Foreign Government Obligations	—	1,019,224	—	1,019,224
Mortgage-Backed Securities	—	7,785,012	—	7,785,012
Asset-Backed Securities	—	4,640,388	—	4,640,388
Municipal Government Obligations	—	412,879	—	412,879
Corporate Debt Securities	—	19,850,219	—	19,850,219
Short-Term U.S. Government Obligations	—	8,059,895	—	8,059,895

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION (continued):

Valuation Inputs (continued) (N)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS (continued)
Investments (continued)
Preferred Stocks	$242,634	$—	$—	$242,634
Common Stocks	86,083,338	—	—	86,083,338
Securities Lending Collateral	8,331,301	—	—	8,331,301
Repurchase Agreement	—	2,007,277	—	2,007,277

Total Investments	$94,657,273	$69,080,397	$—	$163,737,670

LIABILITIES
Derivative Financial Instruments
Futures Contracts (O)	$(1,212)	$—	$—	$(1,212)

Total Derivative Financial Instruments	$(1,212)	$—	$—	$(1,212)

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2 (P)
Corporate Debt Securities	$—	$—	$—	$6

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $8,157,447. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	The security has a perpetual maturity; the date shown is the next call date.
(E)	Security in default.
(F)	Total aggregate value of illiquid securities is $201,663, representing 0.14% of the Portfolio’s net assets.
(G)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $32, representing less than 0.01% of the Portfolio’s net assets.
(H)	Rate disclosed reflects the yield at December 31, 2014.
(I)	Percentage rounds to less than 0.01% or (0.01)%.
(J)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $69,977.
(K)	Non-income producing security.
(L)	Aggregate cost for federal income tax purposes is $145,818,565. Aggregate gross unrealized appreciation and depreciation for all securities is $21,612,831 and $3,693,726, respectively. Net unrealized appreciation for tax purposes is $17,919,105.
(M)	Cash in the amount of $60,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(N)	The Portfolio recognizes transfers between Levels at the end of the reporting period. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(O)	Derivative financial instrument valued at unrealized appreciation (depreciation).
(P)	Transferred from Level 3 to 2 due to utilizing significant observable inputs, as of prior reporting period the security utilized significant unobservable inputs.

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $13,763,232, representing 9.33% of the Portfolio’s net assets.
IO	Interest only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 97.0%
Aerospace & Defense - 2.9%
Exelis, Inc.	258,650	$ 4,534,134
General Dynamics Corp.	29,800	4,101,076
Huntington Ingalls Industries, Inc.	44,000	4,948,240
Lockheed Martin Corp.	33,900	6,528,123
Northrop Grumman Corp.	47,100	6,942,069

		27,053,642

Air Freight & Logistics - 1.5%
FedEx Corp.	79,400	13,788,604

Airlines - 4.0%
Alaska Air Group, Inc. (A)	192,700	11,515,752
Delta Air Lines, Inc.	293,800	14,452,022
Southwest Airlines Co.	258,600	10,943,952

		36,911,726

Auto Components - 2.7%
Delphi Automotive PLC, Class A	39,800	2,894,256
Lear Corp.	108,200	10,612,256
Magna International, Inc., Class A	107,400	11,673,306

		25,179,818

Banks - 0.3%
Huntington Bancshares, Inc., Class A	234,720	2,469,254

Beverages - 0.3%
Dr. Pepper Snapple Group, Inc.	37,300	2,673,664

Biotechnology - 2.4%
Biogen Idec, Inc. (B)	27,700	9,402,765
Gilead Sciences, Inc. (B)	22,400	2,111,424
United Therapeutics Corp. (A) (B)	81,500	10,553,435

		22,067,624

Capital Markets - 1.6%
Ameriprise Financial, Inc.	41,190	5,447,378
Goldman Sachs Group, Inc.	33,000	6,396,390
Morgan Stanley	74,600	2,894,480

		14,738,248

Chemicals - 1.8%
CF Industries Holdings, Inc., Class B	24,200	6,595,468
LyondellBasell Industries NV, Class A	121,200	9,622,068

		16,217,536

Consumer Finance - 3.7%
Ally Financial, Inc. (B)	155,000	3,661,100
Capital One Financial Corp.	201,100	16,600,805
Discover Financial Services	205,500	13,458,195

		33,720,100

Diversified Financial Services - 9.8%
Berkshire Hathaway, Inc., Class B (B)	44,000	6,606,600
CBOE Holdings, Inc. (A)	85,400	5,416,068
Citigroup, Inc.	460,200	24,901,422
JPMorgan Chase & Co.	508,270	31,807,537
McGraw-Hill Financial, Inc.	100,400	8,933,592
Moody’s Corp.	102,600	9,830,106
Voya Financial, Inc.	66,700	2,826,746

		90,322,071

Diversified Telecommunication Services - 2.2%
AT&T, Inc.	441,300	14,823,267
CenturyLink, Inc.	149,200	5,905,336

		20,728,603

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities - 4.2%
American Electric Power Co., Inc.	185,800	$ 11,281,776
Edison International	217,900	14,268,092
Entergy Corp., Class B (A)	145,200	12,702,096

		38,251,964

Electronic Equipment, Instruments & Components - 1.8%
Arrow Electronics, Inc. (B)	78,950	4,570,415
Avnet, Inc.	10,590	455,582
Flextronics International, Ltd. (B)	743,500	8,312,330
Jabil Circuit, Inc.	154,700	3,377,101

		16,715,428

Energy Equipment & Services - 4.2%
Baker Hughes, Inc.	91,500	5,130,405
Cameron International Corp. (B)	236,800	11,828,160
Halliburton Co.	155,100	6,100,083
Nabors Industries, Ltd.	137,300	1,782,154
Oil States International, Inc. (B)	185,000	9,046,500
Patterson-UTI Energy, Inc. (A)	209,100	3,468,969
Superior Energy Services, Inc.	63,200	1,273,480

		38,629,751

Food & Staples Retailing - 2.2%
Kroger Co.	185,300	11,898,113
Wal-Mart Stores, Inc.	94,700	8,132,836

		20,030,949

Food Products - 2.8%
Bunge, Ltd.	120,700	10,972,837
Pilgrim’s Pride Corp. (A) (B)	92,300	3,026,517
Tyson Foods, Inc., Class A	298,070	11,949,626

		25,948,980

Health Care Providers & Services - 11.4%
Aetna, Inc.	64,500	5,729,535
AmerisourceBergen Corp., Class A	123,700	11,152,792
Antham, Inc.	87,500	10,996,125
Cardinal Health, Inc.	165,900	13,393,107
Cigna Corp.	63,200	6,503,912
Express Scripts Holding Co. (B)	154,100	13,047,647
HCA Holdings, Inc. (B)	103,600	7,603,204
Health Net, Inc. (B)	83,100	4,448,343
Humana, Inc., Class A	77,400	11,116,962
McKesson Corp.	54,100	11,230,078
Omnicare, Inc.	139,400	10,166,442

		105,388,147

Household Durables - 1.4%
Whirlpool Corp.	68,000	13,174,320

Independent Power and Renewable Electricity Producers - 2.0%
AES Corp.	664,400	9,148,788
Calpine Corp. (B)	321,400	7,112,582
NRG Energy, Inc.	71,500	1,926,925

		18,188,295

Insurance - 11.0%
Allstate Corp.	200,800	14,106,200
American International Group, Inc.	320,300	17,940,003
Assurant, Inc.	81,960	5,608,523
Axis Capital Holdings, Ltd.	111,240	5,683,252
Chubb Corp., Class A (A)	71,560	7,404,313
Everest RE Group, Ltd.	40,510	6,898,853

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Lincoln National Corp.	86,400	$ 4,982,688
PartnerRe, Ltd.	50,000	5,706,500
Reinsurance Group of America, Inc., Class A	64,390	5,641,852
RenaissanceRe Holdings, Ltd. (A)	70,810	6,884,148
Travelers Cos., Inc.	131,400	13,908,690
Unum Group	178,900	6,240,032

		101,005,054

IT Services - 1.2%
Amdocs, Ltd.	108,990	5,084,928
Computer Sciences Corp.	32,470	2,047,234
Western Union Co. (A)	228,700	4,096,017

		11,228,179

Machinery - 0.5%
Trinity Industries, Inc. (A)	178,600	5,002,586

Metals & Mining - 1.5%
Alcoa, Inc.	271,400	4,285,406
U.S. Steel Corp. (A)	362,000	9,679,880

		13,965,286

Multiline Retail - 0.9%
Macy’s, Inc. (A)	121,000	7,955,750

Oil, Gas & Consumable Fuels - 6.4%
Exxon Mobil Corp.	166,200	15,365,190
Marathon Petroleum Corp.	128,500	11,598,410
Phillips 66	28,800	2,064,960
SM Energy Co.	97,550	3,763,479
Tesoro Corp.	178,100	13,241,735
Valero Energy Corp.	267,300	13,231,350

		59,265,124

Real Estate Investment Trusts - 0.4%
RLJ Lodging Trust	104,900	3,517,297

Real Estate Management & Development - 0.8%
CBRE Group, Inc., Class A (B)	219,160	7,506,230

Road & Rail - 1.0%
Avis Budget Group, Inc. (B)	139,100	9,226,503

Semiconductors & Semiconductor Equipment - 2.8%
Intel Corp.	502,500	18,235,725
Micron Technology, Inc. (B)	202,700	7,096,527

		25,332,252

Software - 0.2%
Take-Two Interactive Software, Inc. (A) (B)	62,840	1,761,405

Specialty Retail - 1.2%
Foot Locker, Inc.	203,000	11,404,540

Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	102,600	11,324,988
Lexmark International, Inc., Class A (A)	132,800	5,480,656
Western Digital Corp.	128,600	14,236,020

		31,041,664

Thrifts & Mortgage Finance - 0.5%
Radian Group, Inc. (A)	251,640	4,207,421

	Shares	Value
COMMON STOCKS (continued)
Tobacco - 2.0%
Lorillard, Inc.	198,200	$ 12,474,708
Philip Morris International, Inc.	70,700	5,758,515

		18,233,223

Total Common Stocks (Cost $743,593,502)		892,851,238

INVESTMENT COMPANY - 0.8%
Capital Markets - 0.8%
iShares Russell 1000 Value ETF	75,500	7,882,200

Total Investment Company (Cost $7,995,601)		7,882,200

SECURITIES LENDING COLLATERAL - 5.7%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	52,192,022	52,192,022

Total Securities Lending Collateral (Cost $52,192,022)		52,192,022

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $18,300,346 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/15/2041, and with a value of $18,669,725.	$ 18,300,336	18,300,336

Total Repurchase Agreement (Cost $18,300,336)		18,300,336

Total Investments (Cost $822,081,461) (D)		971,225,796
Net Other Assets (Liabilities) - (5.5)%		(50,973,285)

Net Assets - 100.0%		$ 920,252,511

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$892,851,238	$—	$—	$892,851,238
Investment Company	7,882,200	—	—	7,882,200
Securities Lending Collateral	52,192,022	—	—	52,192,022
Repurchase Agreement	—	18,300,336	—	18,300,336

Total Investments	$952,925,460	$18,300,336	$—	$971,225,796

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $50,901,445. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $822,264,126. Aggregate gross unrealized appreciation and depreciation for all securities is $173,349,823 and $24,388,153, respectively. Net unrealized appreciation for tax purposes is $148,961,670.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 3.3%
General Dynamics Corp.	12,650	$ 1,740,893
Lockheed Martin Corp.	24,100	4,640,937
Northrop Grumman Corp.	24,840	3,661,168
Textron, Inc.	30,500	1,284,355

		11,327,353

Air Freight & Logistics - 1.4%
FedEx Corp.	27,100	4,706,186

Airlines - 4.5%
American Airlines Group, Inc.	71,300	3,823,819
Delta Air Lines, Inc.	100,800	4,958,352
Southwest Airlines Co.	102,100	4,320,872
United Continental Holdings, Inc. (A)	38,000	2,541,820

		15,644,863

Auto Components - 2.3%
Delphi Automotive PLC, Class A	58,100	4,225,032
Magna International, Inc., Class A	34,200	3,717,198

		7,942,230

Banks - 1.1%
Huntington Bancshares, Inc., Class A	361,500	3,802,980

Beverages - 2.3%
Dr. Pepper Snapple Group, Inc.	58,000	4,157,440
Monster Beverage Corp. (A)	35,700	3,868,095

		8,025,535

Biotechnology - 3.8%
Biogen Idec, Inc. (A)	14,700	4,989,915
Celgene Corp. (A)	19,500	2,181,270
Gilead Sciences, Inc. (A)	64,400	6,070,344

		13,241,529

Capital Markets - 0.3%
Ameriprise Financial, Inc.	8,200	1,084,450

Chemicals - 1.9%
CF Industries Holdings, Inc., Class B	10,100	2,752,654
LyondellBasell Industries NV, Class A	47,700	3,786,903

		6,539,557

Communications Equipment - 0.4%
F5 Networks, Inc., Class B (A)	11,300	1,474,254

Consumer Finance - 2.6%
Capital One Financial Corp.	57,300	4,730,115
Discover Financial Services	63,200	4,138,968

		8,869,083

Diversified Financial Services - 5.6%
Citigroup, Inc.	72,900	3,944,619
JPMorgan Chase & Co.	124,430	7,786,829
McGraw-Hill Financial, Inc.	48,800	4,342,224
Moody’s Corp.	36,970	3,542,096

		19,615,768

Diversified Telecommunication Services - 2.8%
AT&T, Inc.	103,300	3,469,847
CenturyLink, Inc.	95,100	3,764,058
Verizon Communications, Inc.	55,400	2,591,612

		9,825,517

Electric Utilities - 2.0%
American Electric Power Co., Inc.	13,200	801,504
Edison International	66,500	4,354,420

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (continued)
Entergy Corp., Class B (B)	22,000	$ 1,924,560

		7,080,484

Electronic Equipment, Instruments & Components - 1.2%
Corning, Inc.	186,400	4,274,152

Energy Equipment & Services - 3.5%
Baker Hughes, Inc.	38,500	2,158,695
Cameron International Corp. (A)	76,400	3,816,180
Halliburton Co.	79,000	3,107,070
Nabors Industries, Ltd.	230,100	2,986,698

		12,068,643

Food & Staples Retailing - 1.8%
CVS Health Corp.	15,400	1,483,174
Kroger Co.	65,700	4,218,597
Wal-Mart Stores, Inc.	7,600	652,688

		6,354,459

Food Products - 3.3%
Archer-Daniels-Midland Co.	83,300	4,331,600
Bunge, Ltd.	37,900	3,445,489
Tyson Foods, Inc., Class A	88,300	3,539,947

		11,317,036

Health Care Providers & Services - 10.4%
Aetna, Inc.	50,100	4,450,383
AmerisourceBergen Corp., Class A	48,000	4,327,680
Antham, Inc.	6,500	816,855
Cardinal Health, Inc.	53,300	4,302,909
Cigna Corp.	42,300	4,353,093
Express Scripts Holding Co. (A)	60,500	5,122,535
HCA Holdings, Inc. (A)	51,100	3,750,229
Humana, Inc., Class A	28,700	4,122,181
McKesson Corp.	22,900	4,753,582

		35,999,447

Hotels, Restaurants & Leisure - 0.6%
Wyndham Worldwide Corp.	23,300	1,998,208

Household Durables - 1.2%
Whirlpool Corp.	20,900	4,049,166

Independent Power and Renewable Electricity Producers - 1.0%
AES Corp.	247,000	3,401,190

Insurance - 5.4%
Allstate Corp.	63,900	4,488,975
American International Group, Inc.	92,800	5,197,728
Assurant, Inc.	28,930	1,979,680
Travelers Cos., Inc.	44,800	4,742,080
Unum Group	66,300	2,312,544

		18,721,007

Internet & Catalog Retail - 1.0%
Expedia, Inc.	40,100	3,422,936

Internet Software & Services - 0.9%
VeriSign, Inc. (A) (B)	55,300	3,152,100

IT Services - 3.0%
Computer Sciences Corp.	45,600	2,875,080
Western Union Co. (B)	208,900	3,741,399
Xerox Corp.	284,900	3,948,714

		10,565,193

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Leisure Products - 1.1%
Polaris Industries, Inc. (B)	25,200	$ 3,811,248

Media - 1.4%
Cablevision Systems Corp., Class A (B)	120,800	2,493,312
News Corp., Class A (A)	162,100	2,543,349

		5,036,661

Metals & Mining - 1.4%
Alcoa, Inc.	234,500	3,702,755
Freeport-McMoRan, Inc.	43,900	1,025,504

		4,728,259

Multiline Retail - 2.3%
Kohl’s Corp. (B)	63,700	3,888,248
Macy’s, Inc.	64,600	4,247,450

		8,135,698

Oil, Gas & Consumable Fuels - 4.6%
Marathon Petroleum Corp.	42,100	3,799,946
Phillips 66	52,400	3,757,080
Tesoro Corp. (B)	55,500	4,126,425
Valero Energy Corp.	84,400	4,177,800

		15,861,251

Pharmaceuticals - 0.3%
Mylan, Inc. (A) (B)	17,600	992,112

Real Estate Management & Development - 0.8%
CBRE Group, Inc., Class A (A)	86,410	2,959,542

Road & Rail - 0.8%
Union Pacific Corp.	23,400	2,787,642

Semiconductors & Semiconductor Equipment - 4.5%
Intel Corp.	203,400	7,381,386
LAM Research Corp.	50,500	4,006,670
Micron Technology, Inc. (A)	124,500	4,358,745

		15,746,801

Software - 0.5%
Check Point Software Technologies, Ltd., Class A (A) (B)	21,700	1,704,969

Specialty Retail - 1.4%
Best Buy Co., Inc.	23,300	908,234
GameStop Corp., Class A (B)	70,300	2,376,140
Lowe’s Cos., Inc.	21,300	1,465,440

		4,749,814

Technology Hardware, Storage & Peripherals - 8.5%
Apple, Inc.	144,100	15,905,758

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (continued)
Hewlett-Packard Co.	130,100	$ 5,220,913
Seagate Technology PLC (B)	63,500	4,222,750
Western Digital Corp.	37,300	4,129,110

		29,478,531

Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc., Class B	21,800	2,096,070

Tobacco - 2.3%
Altria Group, Inc.	61,200	3,015,324
Lorillard, Inc.	65,500	4,122,570
Philip Morris International, Inc.	11,100	904,095

		8,041,989

Trading Companies & Distributors - 0.6%
United Rentals, Inc. (A)	19,900	2,029,999

Total Common Stocks (Cost $273,653,047)		342,663,912

SECURITIES LENDING COLLATERAL - 8.7%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	30,184,644	30,184,644

Total Securities Lending Collateral (Cost $30,184,644)		30,184,644

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $4,637,881 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/15/2041, and with a value of $4,733,280.	$ 4,637,878	4,637,878

Total Repurchase Agreement (Cost $4,637,878)		4,637,878

Total Investments (Cost $308,475,569) (D)		377,486,434
Net Other Assets (Liabilities) - (8.7)%		(30,104,167)

Net Assets - 100.0%		$ 347,382,267

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$342,663,912	$—	$—	$342,663,912
Securities Lending Collateral	30,184,644	—	—	30,184,644
Repurchase Agreement	—	4,637,878	—	4,637,878

Total Investments	$372,848,556	$4,637,878	$—	$377,486,434

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $29,475,572. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $308,479,192. Aggregate gross unrealized appreciation and depreciation for all securities is $75,468,279 and $6,461,037, respectively. Net unrealized appreciation for tax purposes is $69,007,242.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 2.6%
Boeing Co.	64,104	$ 8,332,238
Honeywell International, Inc.	57,650	5,760,388
Precision Castparts Corp.	28,650	6,901,212
TransDigm Group, Inc.	16,010	3,143,563

		24,137,401

Airlines - 0.3%
United Continental Holdings, Inc. (A)	42,440	2,838,812

Automobiles - 0.5%
Tesla Motors, Inc. (A) (B)	21,021	4,675,281

Beverages - 0.9%
Monster Beverage Corp. (A)	76,671	8,307,303

Biotechnology - 7.4%
Alexion Pharmaceuticals, Inc. (A)	38,721	7,164,547
Biogen Idec, Inc. (A)	36,279	12,314,907
Celgene Corp. (A)	149,179	16,687,163
Gilead Sciences, Inc. (A)	141,857	13,371,441
Incyte Corp. (A) (B)	75,568	5,524,776
Regeneron Pharmaceuticals, Inc., Class A (A) (B)	11,430	4,689,157
Vertex Pharmaceuticals, Inc. (A)	76,535	9,092,358

		68,844,349

Capital Markets - 1.7%
Ameriprise Financial, Inc.	59,110	7,817,298
Morgan Stanley	193,823	7,520,332

		15,337,630

Chemicals - 2.0%
Dow Chemical Co.	117,570	5,362,368
Eastman Chemical Co.	58,410	4,430,982
Monsanto Co.	72,632	8,677,345

		18,470,695

Communications Equipment - 1.1%
Cisco Systems, Inc.	131,787	3,665,655
QUALCOMM, Inc.	94,415	7,017,867

		10,683,522

Containers & Packaging - 0.6%
Crown Holdings, Inc. (A)	106,000	5,395,400

Diversified Financial Services - 0.5%
McGraw-Hill Financial, Inc.	49,608	4,414,120

Electrical Equipment - 0.4%
Eaton Corp. PLC	49,530	3,366,059

Energy Equipment & Services - 1.2%
Halliburton Co.	145,580	5,725,661
Schlumberger, Ltd.	58,651	5,009,382

		10,735,043

Food & Staples Retailing - 3.5%
Costco Wholesale Corp.	123,187	17,461,757
CVS Health Corp.	83,015	7,995,175
Walgreens Boots Alliance, Inc.	95,810	7,300,722

		32,757,654

Food Products - 1.7%
Mead Johnson Nutrition Co., Class A	37,856	3,806,042
Mondelez International, Inc., Class A	331,365	12,036,834

		15,842,876

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	181,266	$ 8,160,595
Zimmer Holdings, Inc., Class A	28,870	3,274,436

		11,435,031

Health Care Providers & Services - 2.0%
Aetna, Inc.	48,370	4,296,707
Envision Healthcare Holdings, Inc. (A)	68,010	2,359,267
McKesson Corp.	26,160	5,430,293
Team Health Holdings, Inc. (A)	42,500	2,445,025
UnitedHealth Group, Inc.	36,730	3,713,035

		18,244,327

Health Care Technology - 0.5%
Cerner Corp. (A)	77,230	4,993,692

Hotels, Restaurants & Leisure - 3.3%
Chipotle Mexican Grill, Inc., Class A (A)	8,445	5,780,687
Dunkin’ Brands Group, Inc. (B)	30,314	1,292,892
Marriott International, Inc., Class A (B)	96,054	7,495,094
Starbucks Corp.	192,924	15,829,414

		30,398,087

Household Products - 0.7%
Colgate-Palmolive Co.	95,600	6,614,564

Insurance - 0.9%
Aon PLC	43,290	4,105,191
Prudential Financial, Inc.	45,400	4,106,884

		8,212,075

Internet & Catalog Retail - 4.8%
Amazon.com, Inc. (A)	55,209	17,134,113
Netflix, Inc. (A)	18,075	6,174,601
Priceline Group, Inc. (A)	15,032	17,139,637
TripAdvisor, Inc. (A)	50,932	3,802,583

		44,250,934

Internet Software & Services - 8.5%
Akamai Technologies, Inc. (A)	69,700	4,388,312
Alibaba Group Holding, Ltd., ADR (A) (B)	84,412	8,773,783
Facebook, Inc., Class A (A)	319,461	24,924,347
Google, Inc., Class A (A)	21,489	11,403,353
Google, Inc., Class C (A)	27,685	14,573,384
LendingClub Corp. (A) (B)	9,964	252,089
LinkedIn Corp., Class A (A)	36,530	8,391,306
Tencent Holdings, Ltd.	81,659	1,181,518
Twitter, Inc. (A) (B)	131,720	4,724,797

		78,612,889

IT Services - 7.3%
Accenture PLC, Class A	66,970	5,981,091
Automatic Data Processing, Inc.	68,130	5,679,998
Cognizant Technology Solutions Corp., Class A (A)	94,110	4,955,833
FleetCor Technologies, Inc. (A)	40,447	6,014,873
Genpact, Ltd. (A)	210,910	3,992,526
Jack Henry & Associates, Inc.	65,010	4,039,721
Mastercard, Inc., Class A	286,456	24,681,049
Visa, Inc., Class A	47,949	12,572,228

		67,917,319

Life Sciences Tools & Services - 0.8%
Illumina, Inc. (A)	40,604	7,494,686

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Machinery - 1.0%
Dover Corp. (B)	6,075	$ 435,699
Illinois Tool Works, Inc., Class A	68,881	6,523,031
Middleby Corp. (A)	21,300	2,110,830

		9,069,560

Media - 3.1%
Time Warner, Inc.	44,360	3,789,231
Twenty-First Century Fox, Inc., Class A	406,736	15,620,696
Walt Disney Co.	103,577	9,755,918

		29,165,845

Metals & Mining - 0.2%
Reliance Steel & Aluminum Co.	25,430	1,558,096

Multiline Retail - 0.8%
Dollar Tree, Inc. (A)	101,480	7,142,162

Oil, Gas & Consumable Fuels - 2.3%
Anadarko Petroleum Corp., Class A	67,670	5,582,775
Concho Resources, Inc. (A)	57,863	5,771,834
EOG Resources, Inc.	108,215	9,963,355

		21,317,964

Personal Products - 1.2%
Coty, Inc., Class A (A) (B)	219,550	4,535,903
Estee Lauder Cos., Inc., Class A	80,840	6,160,008

		10,695,911

Pharmaceuticals - 5.9%
Actavis PLC (A)	61,921	15,939,084
Bristol-Myers Squibb Co.	343,140	20,255,554
Merck & Co., Inc.	64,124	3,641,602
Novo Nordisk A/S, ADR	187,549	7,937,074
Perrigo Co. PLC	10,405	1,739,300
Shire PLC, Class B, ADR	25,483	5,416,157

		54,928,771

Professional Services - 1.3%
Equifax, Inc.	51,460	4,161,570
Nielsen NV	93,050	4,162,127
Verisk Analytics, Inc., Class A (A)	52,240	3,345,972

		11,669,669

Real Estate Investment Trusts - 0.6%
American Tower Corp., Class A	55,547	5,490,821

Road & Rail - 2.9%
Canadian Pacific Railway, Ltd. (B)	36,007	6,938,189
Hertz Global Holdings, Inc. (A)	190,950	4,762,293
JB Hunt Transport Services, Inc. (B)	50,850	4,284,113
Norfolk Southern Corp.	29,420	3,224,726
Union Pacific Corp.	66,994	7,980,995

		27,190,316

Semiconductors & Semiconductor Equipment - 1.6%
ARM Holdings PLC, ADR (B)	111,739	5,173,515
Freescale Semiconductor, Ltd. (A) (B)	43,169	1,089,154
Intel Corp.	107,020	3,883,756
Micron Technology, Inc. (A)	78,877	2,761,484
SunPower Corp., Class A (A) (B)	78,760	2,034,371

		14,942,280

Software - 7.4%
Activision Blizzard, Inc.	160,270	3,229,441
Adobe Systems, Inc. (A)	99,886	7,261,712
FireEye, Inc. (A) (B)	67,442	2,129,818
Intuit, Inc.	69,551	6,411,907

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Microsoft Corp.	320,511	$ 14,887,736
Red Hat, Inc. (A)	98,195	6,789,202
salesforce.com, Inc. (A) (B)	228,510	13,552,928
Solera Holdings, Inc.	55,510	2,841,002
Splunk, Inc. (A)	73,800	4,350,510
VMware, Inc., Class A (A)	38,366	3,165,962
Workday, Inc., Class A (A) (B)	54,453	4,443,909

		69,064,127

Specialty Retail - 6.0%
Advance Auto Parts, Inc.	42,487	6,767,329
Inditex SA	238,948	6,816,084
Lowe’s Cos., Inc.	143,953	9,903,966
O’Reilly Automotive, Inc. (A)	34,308	6,608,407
Ross Stores, Inc.	67,900	6,400,254
Tiffany & Co.	65,163	6,963,318
TJX Cos., Inc.	182,015	12,482,589

		55,941,947

Technology Hardware, Storage & Peripherals - 6.1%
Apple, Inc.	512,772	56,599,773

Textiles, Apparel & Luxury Goods - 3.5%
Michael Kors Holdings, Ltd. (A)	33,815	2,539,507
NIKE, Inc., Class B	115,396	11,095,325
PVH Corp.	53,300	6,831,461
Ralph Lauren Corp.	34,610	6,408,388
Under Armour, Inc., Class A (A) (B)	80,768	5,484,147

		32,358,828

Tobacco - 0.9%
Altria Group, Inc.	166,420	8,199,513

Total Common Stocks (Cost $728,466,400)		919,315,332

INVESTMENT COMPANY - 0.4%
Capital Markets - 0.4%
iShares Russell 1000 Growth ETF (B)	34,990	3,345,394

Total Investment Company (Cost $3,192,550)		3,345,394

SECURITIES LENDING COLLATERAL - 6.0%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	55,901,691	55,901,691

Total Securities Lending Collateral (Cost $55,901,691)		55,901,691

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $4,975,460 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 3.04% - 3.24%, due 05/01/2041 - 01/01/2042, and with a total value of $5,079,703.	$ 4,975,458	4,975,458

Total Repurchase Agreement (Cost $4,975,458)		4,975,458

Total Investments (Cost $792,536,099) (D)		983,537,875
Net Other Assets (Liabilities) - (6.1)%		(56,956,007)

Net Assets - 100.0%		$ 926,581,868

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$911,317,730	$7,997,602	$—	$919,315,332
Investment Company	3,345,394	—	—	3,345,394
Securities Lending Collateral	55,901,691	—	—	55,901,691
Repurchase Agreement	—	4,975,458	—	4,975,458

Total Investments	$970,564,815	$12,973,060	$—	$983,537,875

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $54,697,566. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $793,478,355. Aggregate gross unrealized appreciation and depreciation for all securities is $206,230,500 and $16,170,980, respectively. Net unrealized appreciation for tax purposes is $190,059,520.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

DEFINITION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 96.8%
Aerospace & Defense - 0.9%
Exelis, Inc.	463,700	$ 8,128,661

Airlines - 0.8%
Copa Holdings SA, Class A (A)	68,200	7,068,248

Banks - 4.6%
CIT Group, Inc.	118,400	5,663,072
Citizens Financial Group, Inc. (A)	92,252	2,293,385
City National Corp.	42,134	3,404,849
Fifth Third Bancorp	316,760	6,453,985
First Republic Bank, Class A (A)	156,953	8,180,390
Huntington Bancshares, Inc., Class A	102,364	1,076,869
M&T Bank Corp. (A)	47,368	5,950,368
SunTrust Banks, Inc.	129,507	5,426,343
Zions Bancorporation (A)	43,819	1,249,280

		39,698,541

Beverages - 0.8%
Constellation Brands, Inc., Class A (B)	34,577	3,394,424
Dr. Pepper Snapple Group, Inc.	51,004	3,655,967

		7,050,391

Building Products - 0.4%
Fortune Brands Home & Security, Inc.	79,922	3,618,069

Capital Markets - 2.4%
Ameriprise Financial, Inc.	44,795	5,924,139
Invesco, Ltd.	108,085	4,271,519
Legg Mason, Inc.	47,279	2,523,280
Northern Trust Corp.	38,763	2,612,626
T. Rowe Price Group, Inc.	63,955	5,491,177

		20,822,741

Chemicals - 1.7%
Airgas, Inc.	47,863	5,512,860
Albemarle Corp. (A)	58,296	3,505,339
Sherwin-Williams Co.	14,547	3,826,443
Sigma-Aldrich Corp.	12,797	1,756,644

		14,601,286

Commercial Services & Supplies - 1.0%
ADT Corp. (A)	241,200	8,738,676

Communications Equipment - 1.9%
ARRIS Group, Inc. (B)	172,300	5,201,737
CommScope Holding Co., Inc. (B)	140,322	3,203,551
EchoStar Corp., Class A (B)	153,924	8,081,010

		16,486,298

Consumer Finance - 1.0%
Ally Financial, Inc. (B)	162,771	3,844,651
Navient Corp.	218,100	4,713,141

		8,557,792

Containers & Packaging - 3.9%
Ball Corp.	70,987	4,839,184
Bemis Co., Inc.	94,100	4,254,261
Rexam, PLC, ADR (A)	472,388	16,457,998
Rock-Tenn Co., Class A	62,136	3,789,053
Silgan Holdings, Inc.	78,059	4,183,962

		33,524,458

Diversified Consumer Services - 1.1%
H&R Block, Inc.	275,200	9,268,736

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities - 4.4%
Edison International	64,044	$ 4,193,601
PPL Corp.	345,700	12,559,281
Westar Energy, Inc., Class A (A)	328,652	13,553,609
Xcel Energy, Inc.	209,897	7,539,500

		37,845,991

Electrical Equipment - 2.4%
AMETEK, Inc., Class A	78,458	4,129,244
Babcock & Wilcox Co.	301,000	9,120,300
Hubbell, Inc., Class B	35,178	3,758,066
Regal Beloit Corp.	49,606	3,730,371

		20,737,981

Electronic Equipment, Instruments & Components - 1.6%
Amphenol Corp., Class A	84,123	4,526,658
Arrow Electronics, Inc. (B)	113,157	6,550,659
CDW Corp.	91,300	3,211,021

		14,288,338

Energy Equipment & Services - 0.4%
Nabors Industries, Ltd.	286,400	3,717,472

Food & Staples Retailing - 1.6%
Kroger Co.	90,504	5,811,262
Rite Aid Corp. (B)	513,149	3,858,880
Sysco Corp. (A)	117,800	4,675,482

		14,345,624

Food Products - 1.7%
ConAgra Foods, Inc.	88,600	3,214,408
Hershey Co.	40,360	4,194,615
Kellogg Co.	108,300	7,087,152

		14,496,175

Gas Utilities - 1.0%
National Fuel Gas Co. (A)	41,371	2,876,525
Questar Corp.	240,774	6,086,767

		8,963,292

Health Care Equipment & Supplies - 0.6%
CareFusion Corp., Class A (B)	86,752	5,147,864

Health Care Providers & Services - 5.5%
AmerisourceBergen Corp., Class A	57,302	5,166,348
Brookdale Senior Living, Inc., Class A (B)	104,152	3,819,254
Cardinal Health, Inc.	34,000	2,744,820
Catamaran Corp. (B)	71,700	3,710,475
Cigna Corp.	110,997	11,422,701
Community Health Systems, Inc. (A) (B)	43,790	2,361,157
Henry Schein, Inc. (B)	19,712	2,683,789
Humana, Inc., Class A	51,960	7,463,015
Laboratory Corp. of America Holdings (B)	45,000	4,855,500
MEDNAX, Inc. (B)	54,500	3,602,995

		47,830,054

Hotels, Restaurants & Leisure - 0.7%
Marriott International, Inc., Class A (A)	23,639	1,844,551
Starwood Hotels & Resorts Worldwide, Inc.	48,373	3,921,599

		5,766,150

Household Durables - 1.6%
Jarden Corp. (B)	105,676	5,059,767
Mohawk Industries, Inc. (B)	37,400	5,810,464
Sony Corp., ADR (A)	164,600	3,369,362

		14,239,593

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Household Products - 0.4%
Energizer Holdings, Inc.	29,716	$ 3,820,289

Industrial Conglomerates - 0.6%
Carlisle Cos., Inc.	56,815	5,126,986

Insurance - 11.4%
Alleghany Corp. (B)	31,454	14,578,929
Allstate Corp.	119,900	8,422,975
Assured Guaranty, Ltd.	189,600	4,927,704
Chubb Corp., Class A	34,388	3,558,126
Fairfax Financial Holdings, Ltd.	16,100	8,436,400
Hartford Financial Services Group, Inc.	116,201	4,844,420
HCC Insurance Holdings, Inc.	138,500	7,412,520
Loews Corp.	405,280	17,029,866
Marsh & McLennan Cos., Inc.	100,286	5,740,371
Old Republic International Corp.	127,467	1,864,842
Progressive Corp.	430,555	11,620,679
Unum Group	102,719	3,582,839
WR Berkley Corp. (A)	54,821	2,810,124
XL Group PLC, Class A	122,588	4,213,350

		99,043,145

Internet & Catalog Retail - 0.8%
Expedia, Inc.	82,285	7,023,848

Internet Software & Services - 0.7%
Equinix, Inc. (A)	25,754	5,839,204

IT Services - 4.9%
Amdocs, Ltd.	152,000	7,091,560
Computer Sciences Corp.	115,200	7,263,360
DST Systems, Inc.	62,300	5,865,545
Jack Henry & Associates, Inc.	102,807	6,388,427
Total System Services, Inc.	233,700	7,936,452
Western Union Co. (A)	465,100	8,329,941

		42,875,285

Life Sciences Tools & Services - 1.1%
Bio-Rad Laboratories, Inc., Class A (B)	76,644	9,240,201

Machinery - 1.3%
IDEX Corp.	63,157	4,916,141
Rexnord Corp. (B)	79,877	2,253,330
Snap-on, Inc.	31,491	4,306,079

		11,475,550

Media - 5.3%
AMC Networks, Inc., Class A (A) (B)	114,500	7,301,665
Cablevision Systems Corp., Class A (A)	294,100	6,070,224
CBS Corp., Class B	39,635	2,193,401
Clear Channel Outdoor Holdings, Inc., Class A	98,189	1,039,821
DISH Network Corp., Class A (B)	62,037	4,521,877
Gannett Co., Inc.	129,063	4,120,982
Liberty Media Corp., Class C (B)	255,100	8,936,153
Shaw Communications, Inc., Class B (A)	358,000	9,662,420
Time, Inc. (A)	80,232	1,974,509

		45,821,052

Multi-Utilities - 4.9%
Alliant Energy Corp.	63,100	4,191,102
CenterPoint Energy, Inc.	163,906	3,840,318
CMS Energy Corp.	445,008	15,464,028
NiSource, Inc., Class B	42,134	1,787,324
Sempra Energy	51,803	5,768,782

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities (continued)
Wisconsin Energy Corp. (A)	224,473	$ 11,838,706

		42,890,260

Multiline Retail - 1.2%
Kohl’s Corp. (A)	116,293	7,098,525
Nordstrom, Inc.	42,400	3,366,136

		10,464,661

Oil, Gas & Consumable Fuels - 3.2%
Energen Corp.	87,697	5,591,561
Energy XXI Bermuda, Ltd. (A)	430,400	1,403,104
EQT Corp.	35,588	2,694,011
Marathon Petroleum Corp.	27,300	2,464,098
PBF Energy, Inc., Class A	86,397	2,301,616
QEP Resources, Inc.	106,544	2,154,320
Southwestern Energy Co. (B)	152,441	4,160,115
Valero Energy Corp.	135,300	6,697,350

		27,466,175

Professional Services - 0.6%
Equifax, Inc.	67,769	5,480,479

Real Estate Investment Trusts - 6.2%
American Campus Communities, Inc.	77,083	3,188,153
Annaly Capital Management, Inc.	1,389,200	15,017,252
AvalonBay Communities, Inc.	29,006	4,739,290
Boston Properties, Inc.	17,655	2,272,022
Brixmor Property Group, Inc.	109,942	2,730,959
General Growth Properties, Inc.	138,887	3,906,891
Kimco Realty Corp.	183,971	4,625,031
Outfront Media, Inc.	74,511	1,999,875
Rayonier, Inc. (A)	86,917	2,428,461
Regency Centers Corp.	48,077	3,066,351
Vornado Realty Trust, Class A	45,005	5,297,539
Weyerhaeuser Co.	118,242	4,243,706

		53,515,530

Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc., Class A	97,681	5,423,249
KLA-Tencor Corp.	40,515	2,849,015
LAM Research Corp.	25,500	2,023,170
Micron Technology, Inc. (B)	139,400	4,880,394
NVIDIA Corp.	174,200	3,492,710
Xilinx, Inc.	115,314	4,991,943

		23,660,481

Software - 1.5%
CA, Inc.	169,800	5,170,410
Citrix Systems, Inc. (B)	38,900	2,481,820
Synopsys, Inc. (B)	116,734	5,074,427

		12,726,657

Specialty Retail - 3.8%
Abercrombie & Fitch Co., Class A (A)	169,200	4,845,888
AutoZone, Inc. (A) (B)	7,197	4,455,735
Bed Bath & Beyond, Inc. (A) (B)	74,149	5,647,929
Best Buy Co., Inc.	187,901	7,324,381
Gap, Inc., Class A	161,629	6,806,197
Tiffany & Co. (A)	41,316	4,415,028

		33,495,158

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 1.2%
NetApp, Inc.	168,600	$ 6,988,470
Western Digital Corp.	28,900	3,199,230

		10,187,700

Textiles, Apparel & Luxury Goods - 0.7%
PVH Corp.	29,538	3,785,886
VF Corp.	28,917	2,165,883

		5,951,769

Thrifts & Mortgage Finance - 0.8%
Hudson City Bancorp, Inc.	174,834	1,769,320
Ocwen Financial Corp., Class B (A) (B)	351,600	5,309,160

		7,078,480

Trading Companies & Distributors - 0.4%
MSC Industrial Direct Co., Inc., Class A (A)	46,460	3,774,875

Water Utilities - 1.1%
American Water Works Co., Inc.	176,200	9,391,459

Total Common Stocks (Cost $694,178,298)		841,291,675

SECURITIES LENDING COLLATERAL - 13.7%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	118,604,056	118,604,056

Total Securities Lending Collateral (Cost $118,604,056)		118,604,056

	Principal	Value
REPURCHASE AGREEMENT - 2.3%

State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $20,361,389 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 3.04%, due 01/01/2042, and with a total value of $20,771,044.

	$ 20,361,378	$ 20,361,378

Total Repurchase Agreement (Cost $20,361,378)		20,361,378

Total Investments (Cost $833,143,732) (D)		980,257,109
Net Other Assets (Liabilities) - (12.8)%		(111,323,032)

Net Assets - 100.0%		$ 868,934,077

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$841,291,675	$—	$—	$841,291,675
Securities Lending Collateral	118,604,056	—	—	118,604,056
Repurchase Agreement	—	20,361,378	—	20,361,378

Total Investments	$959,895,731	$20,361,378	$—	$980,257,109

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $115,754,709. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $837,801,253. Aggregate gross unrealized appreciation and depreciation for all securities is $171,446,934 and $28,991,078, respectively. Net unrealized appreciation for tax purposes is $142,455,856.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

DEFINITION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 99.0%
Auto Components - 2.3%
BorgWarner, Inc.	53,432	$ 2,936,088

Banks - 4.8%
Comerica, Inc., Class A (A)	62,761	2,939,725
First Republic Bank, Class A (A)	59,006	3,075,393

		6,015,118

Biotechnology - 5.1%
BioMarin Pharmaceutical, Inc. (A) (B)	35,291	3,190,307
Cubist Pharmaceuticals, Inc. (A) (B)	32,765	3,297,797

		6,488,104

Chemicals - 4.2%
Methanex Corp.	47,236	2,164,826
RPM International, Inc. (A)	62,064	3,147,265

		5,312,091

Commercial Services & Supplies - 2.4%
Stericycle, Inc. (A) (B)	23,011	3,016,282

Communications Equipment - 2.3%
F5 Networks, Inc., Class B (A) (B)	22,186	2,894,496

Construction Materials - 2.1%
Eagle Materials, Inc.	34,849	2,649,569

Electronic Equipment, Instruments & Components - 2.2%
Trimble Navigation, Ltd. (A) (B)	104,482	2,772,952

Food & Staples Retailing - 2.6%
Rite Aid Corp. (A) (B)	434,857	3,270,125

Food Products - 2.1%
WhiteWave Foods Co., Class A (B)	75,571	2,644,229

Health Care Equipment & Supplies - 2.3%
Align Technology, Inc. (A) (B)	53,080	2,967,703

Health Care Providers & Services - 2.8%
Cardinal Health, Inc.	43,261	3,492,461

Household Durables - 6.0%
Mohawk Industries, Inc. (B)	23,589	3,664,787
Whirlpool Corp.	20,010	3,876,737

		7,541,524

Insurance - 2.9%
Hartford Financial Services Group, Inc. (A)	88,811	3,702,531

Machinery - 2.0%
WABCO Holdings, Inc. (A) (B)	24,120	2,527,294

Media - 3.1%
Lions Gate Entertainment Corp. (A)	120,660	3,863,533

Oil, Gas & Consumable Fuels - 6.0%
Cimarex Energy Co. (A)	37,870	4,014,220
EQT Corp.	46,625	3,529,512

		7,543,732

Pharmaceuticals - 3.1%
Mylan, Inc. (A) (B)	68,626	3,868,448

Professional Services - 6.0%
Equifax, Inc. (A)	47,080	3,807,360
Towers Watson & Co., Class A (A)	32,918	3,725,330

		7,532,690

Road & Rail - 5.0%
Genesee & Wyoming, Inc., Class A (B)	34,460	3,098,643
Ryder System, Inc., Class A (A)	35,264	3,274,263

		6,372,906

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 4.7%
KLA-Tencor Corp. (A)	47,463	$ 3,337,598
Synaptics, Inc. (A) (B)	37,434	2,576,957

		5,914,555

Software - 5.8%
Fortinet, Inc. (A) (B)	125,270	3,840,778
PTC, Inc. (B)	95,068	3,484,242

		7,325,020

Specialty Retail - 13.3%
Dick’s Sporting Goods, Inc.	52,195	2,591,482
Ross Stores, Inc. (A)	42,941	4,047,619
Signet Jewelers, Ltd.	28,490	3,748,429
Ulta Salon Cosmetics & Fragrance, Inc. (B)	24,616	3,146,909
Williams-Sonoma, Inc., Class A	42,825	3,240,996

		16,775,435

Textiles, Apparel & Luxury Goods - 2.9%
Under Armour, Inc., Class A (A) (B)	53,069	3,603,385

Trading Companies & Distributors - 3.0%
Air Lease Corp., Class A (A)	110,966	3,807,244

Total Common Stocks (Cost $105,659,102)		124,837,515

SECURITIES LENDING COLLATERAL - 24.4%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	30,817,098	30,817,098

Total Securities Lending Collateral (Cost $30,817,098)		30,817,098

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $1,330,321 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/15/2041, and with a value of $1,360,228.	$ 1,330,320	1,330,320

Total Repurchase Agreement (Cost $1,330,320)		1,330,320

Total Investments (Cost $137,806,520) (D)		156,984,933
Net Other Assets (Liabilities) - (24.5)%		(30,855,619)

Net Assets - 100.0%		$ 126,129,314

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$124,837,515	$—	$—	$124,837,515
Securities Lending Collateral	30,817,098	—	—	30,817,098
Repurchase Agreement	—	1,330,320	—	1,330,320

Total Investments	$155,654,613	$1,330,320	$—	$156,984,933

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $30,159,655. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $137,873,319. Aggregate gross unrealized appreciation and depreciation for all securities is $20,911,776 and $1,800,162, respectively. Net unrealized appreciation for tax purposes is $19,111,614.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 96.0%
Aerospace & Defense - 2.1%
Cubic Corp. (A)	30,901	$ 1,626,629

Air Freight & Logistics - 1.1%
UTi Worldwide, Inc. (A) (B)	67,900	819,553

Banks - 10.2%
First Busey Corp., Class B (A)	98,630	642,081
First Midwest Bancorp, Inc.	70,700	1,209,677
First Niagara Financial Group, Inc. (A)	71,610	603,672
Flushing Financial Corp., Class A (A)	34,933	708,092
Hancock Holding Co.	23,500	721,450
International Bancshares Corp. (A)	53,900	1,430,506
MB Financial, Inc. (A)	30,380	998,287
Webster Financial Corp. (A)	46,200	1,502,886

		7,816,651

Beverages - 0.8%
C&C Group PLC	136,225	595,738

Capital Markets - 0.8%
Solar Capital, Ltd. (A)	34,840	627,468

Chemicals - 4.6%
Innospec, Inc.	19,600	836,920
Koppers Holdings, Inc.	25,600	665,088
Sensient Technologies Corp.	20,400	1,230,936
Zep, Inc.	53,300	807,495

		3,540,439

Commercial Services & Supplies - 10.1%
ACCO Brands Corp. (B)	123,900	1,116,339
G&K Services, Inc., Class A	27,500	1,948,375
Matthews International Corp., Class A	24,600	1,197,282
SP Plus Corp. (A) (B)	49,200	1,241,316
Steelcase, Inc., Class A	37,400	671,330
United Stationers, Inc. (A)	37,230	1,569,617

		7,744,259

Containers & Packaging - 1.2%
Greif, Inc., Class A	19,300	911,539

Electronic Equipment, Instruments & Components - 6.5%
Belden, Inc. (A)	35,110	2,767,019
Coherent, Inc. (B)	12,510	759,607
ScanSource, Inc. (B)	30,000	1,204,800
Zebra Technologies Corp., Class A (B)	2,900	224,489

		4,955,915

Energy Equipment & Services - 2.0%
Era Group, Inc. (A) (B)	29,990	634,289
SEACOR Holdings, Inc. (A) (B)	12,130	895,315

		1,529,604

Food & Staples Retailing - 1.4%
Casey’s General Stores, Inc. (A)	11,500	1,038,680

Food Products - 2.2%
Cranswick PLC	38,062	818,256
Post Holdings, Inc. (A) (B)	21,020	880,528

		1,698,784

Gas Utilities - 3.0%
Laclede Group, Inc. (A)	15,500	824,600
New Jersey Resources Corp. (A)	10,100	618,120
WGL Holdings, Inc. (A)	15,900	868,458

		2,311,178

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 4.5%
Haemonetics Corp. (A) (B)	23,000	$ 860,660
ICU Medical, Inc., Class B (B)	16,700	1,367,730
STERIS Corp. (A)	19,200	1,245,120

		3,473,510

Health Care Providers & Services - 1.7%
Amsurg Corp., Class A (A) (B)	16,000	875,680
Corvel Corp. (A) (B)	10,500	390,810

		1,266,490

Health Care Technology - 1.8%
Allscripts Healthcare Solutions, Inc. (A) (B)	62,400	796,848
MedAssets, Inc. (B)	29,900	590,824

		1,387,672

Household Durables - 3.0%
Helen of Troy, Ltd. (B)	35,035	2,279,377

Insurance - 3.6%
AMERISAFE, Inc.	13,900	588,804
Platinum Underwriters Holdings, Ltd.	12,200	895,724
Primerica, Inc. (A)	23,700	1,285,962

		2,770,490

IT Services - 2.5%
Forrester Research, Inc. (A)	28,620	1,126,483
MAXIMUS, Inc., Class A	14,300	784,212

		1,910,695

Life Sciences Tools & Services - 3.2%
Charles River Laboratories International, Inc. (A) (B)	28,700	1,826,468
ICON PLC (B)	12,500	637,375

		2,463,843

Machinery - 6.6%
Albany International Corp., Class A (A)	40,200	1,527,198
ESCO Technologies, Inc.	27,300	1,007,370
Luxfer Holdings PLC, ADR	33,900	506,127
Mueller Industries, Inc.	58,800	2,007,432

		5,048,127

Multiline Retail - 1.5%
Fred’s, Inc., Class A (A)	67,700	1,178,657

Oil, Gas & Consumable Fuels - 3.7%
Dorian LPG, Ltd. (A) (B)	43,070	598,242
RSP Permian, Inc. (A) (B)	38,100	957,834
Scorpio Tankers, Inc. (A)	145,500	1,264,395

		2,820,471

Paper & Forest Products - 1.4%
Deltic Timber Corp. (A)	15,440	1,056,096

Pharmaceuticals - 1.0%
Phibro Animal Health Corp., Class A	23,500	741,425

Professional Services - 1.9%
FTI Consulting, Inc. (A) (B)	22,200	857,586
Mistras Group, Inc. (B)	33,311	610,591

		1,468,177

Real Estate Investment Trusts - 3.3%
DiamondRock Hospitality Co. (A)	58,700	872,869
Education Realty Trust, Inc. (A)	23,899	874,464
Summit Hotel Properties, Inc.	61,900	770,036

		2,517,369

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 1.1%
Micrel, Inc. (A)	56,897	$ 825,576

Software - 0.4%
Verint Systems, Inc. (A) (B)	5,000	291,400

Specialty Retail - 4.3%
Ascena Retail Group, Inc., Class B (A) (B)	77,700	975,912
Cato Corp., Class A (A)	29,900	1,261,182
Stage Stores, Inc. (A)	50,900	1,053,630

		3,290,724

Technology Hardware, Storage & Peripherals - 1.4%
Diebold, Inc. (A)	31,300	1,084,232

Thrifts & Mortgage Finance - 1.3%
Northwest Bancshares, Inc. (A)	79,700	998,641

Trading Companies & Distributors - 1.8%
GATX Corp. (A)	24,600	1,415,484

Total Common Stocks (Cost $50,355,661)		73,504,893

SECURITIES LENDING COLLATERAL - 24.8%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	19,003,279	19,003,279

Total Securities Lending Collateral (Cost $19,003,279)		19,003,279

	Principal	Value
REPURCHASE AGREEMENT - 4.0%

State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $3,073,892 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/15/2041, and with a value of $3,137,174.

	$ 3,073,891	$ 3,073,891

Total Repurchase Agreement (Cost $3,073,891)		3,073,891

Total Investments (Cost $72,432,831) (D)		95,582,063
Net Other Assets (Liabilities) - (24.8)%		(18,988,994)

Net Assets - 100.0%		$ 76,593,069

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$72,090,899	$1,413,994	$—	$73,504,893
Securities Lending Collateral	19,003,279	—	—	19,003,279
Repurchase Agreement	—	3,073,891	—	3,073,891

Total Investments	$91,094,178	$4,487,885	$—	$95,582,063

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $18,491,903. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $72,577,266. Aggregate gross unrealized appreciation and depreciation for all securities is $24,178,130 and $1,173,333, respectively. Net unrealized appreciation for tax purposes is $23,004,797.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

DEFINITIONS:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 99.1%
Aerospace & Defense - 1.8%
AAR Corp.	40,386	$ 1,121,923
Curtiss-Wright Corp.	15,855	1,119,204
Ducommun, Inc. (A)	46,810	1,183,357
Moog, Inc., Class A (A)	15,390	1,139,322
Triumph Group, Inc.	16,615	1,116,860

		5,680,666

Airlines - 0.4%
JetBlue Airways Corp. (A) (B)	70,735	1,121,857

Auto Components - 0.8%
Cooper Tire & Rubber Co.	34,035	1,179,313
Dana Holding Corp.	54,905	1,193,635

		2,372,948

Banks - 4.7%
Banner Corp.	25,910	1,114,648
Chemical Financial Corp.	36,500	1,118,360
Eagle Bancorp, Inc. (A)	32,005	1,136,818
First NBC Bank Holding Co. (A)	29,780	1,048,256
Hanmi Financial Corp.	50,710	1,105,985
MB Financial, Inc.	35,175	1,155,850
Old National Bancorp	75,270	1,120,018
PrivateBancorp, Inc., Class A	33,860	1,130,924
Prosperity Bancshares, Inc. (B)	18,240	1,009,766
State Bank Financial Corp. (B)	59,005	1,178,920
Trico Bancshares	43,145	1,065,682
Trustmark Corp., Class A (B)	46,795	1,148,349
Western Alliance Bancorp (A)	42,010	1,167,878

		14,501,454

Biotechnology - 0.4%
Myriad Genetics, Inc. (A) (B)	33,966	1,156,882

Building Products - 0.4%
Universal Forest Products, Inc. (B)	20,920	1,112,944

Capital Markets - 1.7%
Arlington Asset Investment Corp., Class A (B)	38,525	1,025,150
Janus Capital Group, Inc. (B)	74,653	1,204,153
Manning & Napier, Inc., Class A	63,035	871,144
Piper Jaffray Cos. (A) (B)	18,890	1,097,320
Solar Capital, Ltd.	58,140	1,047,101

		5,244,868

Chemicals - 2.9%
A. Schulman, Inc.	29,916	1,212,495
Cabot Corp. (B)	22,685	994,964
FutureFuel Corp.	88,880	1,157,218
Innophos Holdings, Inc.	19,615	1,146,497
Olin Corp. (B)	41,270	939,718
OM Group, Inc.	40,800	1,215,840
PolyOne Corp. (B)	29,510	1,118,724
Stepan Co.	24,135	967,331

		8,752,787

Commercial Services & Supplies - 3.3%
ABM Industries, Inc.	38,165	1,093,427
ACCO Brands Corp. (A)	125,880	1,134,179
Brady Corp., Class A	41,295	1,129,005
Brink’s Co.	46,675	1,139,337
Deluxe Corp. (B)	18,300	1,139,175
Kimball International, Inc., Class B	349	3,183

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
R.R. Donnelley & Sons Co. (B)	66,675	$ 1,120,473
Tetra Tech, Inc.	43,380	1,158,246
United Stationers, Inc. (B)	25,915	1,092,577
Viad Corp. (B)	45,270	1,206,898

		10,216,500

Communications Equipment - 3.2%
ARRIS Group, Inc. (A)	36,575	1,104,199
Aruba Networks, Inc. (A)	54,220	985,720
Black Box Corp.	46,410	1,109,199
Brocade Communications Systems, Inc.	95,641	1,132,389
Comtech Telecommunications Corp.	28,664	903,489
Harmonic, Inc. (A) (B)	161,223	1,130,173
InterDigital, Inc.	20,415	1,079,954
NETGEAR, Inc. (A)	31,985	1,138,026
Polycom, Inc. (A)	83,887	1,132,475

		9,715,624

Construction & Engineering - 1.8%
AECOM Technology Corp. (A)	32,476	986,296
Aegion Corp., Class A (A) (B)	59,670	1,110,459
Argan, Inc.	34,680	1,166,635
EMCOR Group, Inc.	25,750	1,145,618
Tutor Perini Corp. (A)	43,890	1,056,432

		5,465,440

Consumer Finance - 0.7%
Enova International, Inc. (A)	1	22
Ezcorp, Inc., Class A (A) (B)	94,950	1,115,663
Nelnet, Inc., Class A	24,295	1,125,587

		2,241,272

Containers & Packaging - 0.8%
Greif, Inc., Class A	25,240	1,192,085
Sonoco Products Co.	27,149	1,186,412

		2,378,497

Diversified Consumer Services - 2.9%
American Public Education, Inc. (A)	31,615	1,165,645
Apollo Education Group, Inc., Class A (A)	33,027	1,126,551
Capella Education Co.	15,153	1,166,175
DeVry Education Group, Inc. (B)	22,691	1,077,142
K12, Inc. (A)	88,627	1,052,002
Regis Corp. (A)	61,655	1,033,338
Steiner Leisure, Ltd., Class A (A)	25,865	1,195,221
Strayer Education, Inc. (A) (B)	14,099	1,047,274

		8,863,348

Diversified Telecommunication Services - 1.5%
Inteliquent, Inc.	63,950	1,255,338
magicJack VocalTec, Ltd. (A) (B)	138,140	1,121,697
Premiere Global Services, Inc. (A) (B)	105,900	1,124,658
Vonage Holdings Corp. (A)	313,900	1,195,959

		4,697,652

Electric Utilities - 0.4%
Unitil Corp. (B)	31,260	1,146,304

Electrical Equipment - 0.8%
General Cable Corp. (B)	80,120	1,193,788
Regal Beloit Corp.	15,680	1,179,136

		2,372,924

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components - 3.4%
Benchmark Electronics, Inc. (A)	43,530	$ 1,107,403
Celestica, Inc. (A)	101,680	1,193,723
DTS, Inc. (A)	36,275	1,115,456
Insight Enterprises, Inc. (A)	43,840	1,135,018
Itron, Inc. (A) (B)	28,040	1,185,812
Kimball Electronics, Inc. (A)	1	12
Methode Electronics, Inc.	30,490	1,113,190
Rogers Corp. (A)	15,675	1,276,572
Sanmina Corp. (A)	43,875	1,032,379
Tech Data Corp. (A)	19,075	1,206,112

		10,365,677

Energy Equipment & Services - 3.7%
Gulfmark Offshore, Inc., Class A (B)	52,525	1,282,661
Helix Energy Solutions Group, Inc., Class A (A)	52,290	1,134,693
Nabors Industries, Ltd.	102,800	1,334,344
Parker Drilling Co. (A) (B)	403,347	1,238,275
Patterson-UTI Energy, Inc.	73,745	1,223,430
Pioneer Energy Services Corp. (A)	246,910	1,367,881
Precision Drilling Corp.	197,530	1,197,032
Superior Energy Services, Inc.	61,475	1,238,721
Unit Corp. (A)	35,250	1,202,025

		11,219,062

Food & Staples Retailing - 0.4%
SUPERVALU, Inc. (A) (B)	121,010	1,173,797

Food Products - 0.7%
Lancaster Colony Corp. (B)	12,155	1,138,194
Sanderson Farms, Inc. (B)	11,960	1,004,939

		2,143,133

Gas Utilities - 0.4%
Laclede Group, Inc. (B)	22,515	1,197,798

Health Care Equipment & Supplies - 4.7%
Alere, Inc. (A)	27,460	1,043,480
Analogic Corp. (B)	12,780	1,081,316
CONMED Corp. (B)	26,305	1,182,673
Cyberonics, Inc. (A)	19,655	1,094,390
Greatbatch, Inc. (A)	23,885	1,177,530
Haemonetics Corp. (A) (B)	31,525	1,179,665
Hill-Rom Holdings, Inc.	24,817	1,132,152
ICU Medical, Inc., Class B (A)	13,155	1,077,394
Meridian Bioscience, Inc. (B)	64,595	1,063,234
Natus Medical, Inc. (A)	30,290	1,091,652
NuVasive, Inc. (A)	23,281	1,097,932
STERIS Corp.	16,120	1,045,382
Symmetry Surgical, Inc. (A)	1	8
Thoratec Corp. (A) (B)	34,355	1,115,163

		14,381,971

Health Care Providers & Services - 5.3%
Alliance HealthCare Services, Inc. (A) (B)	48,850	1,025,361
Almost Family, Inc. (A)	38,720	1,120,944
Amsurg Corp., Class A (A) (B)	20,810	1,138,931
Centene Corp. (A)	10,265	1,066,020
Chemed Corp. (B)	10,577	1,117,672
Health Net, Inc. (A) (B)	20,595	1,102,450
HealthSouth Corp.	28,485	1,095,533
Kindred Healthcare, Inc.	55,810	1,014,626
Landauer, Inc. (B)	31,720	1,082,921

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Magellan Health, Inc. (A) (B)	18,420	$ 1,105,753
Molina Healthcare, Inc. (A) (B)	20,845	1,115,833
Providence Service Corp. (A)	29,411	1,071,737
Select Medical Holdings Corp.	73,490	1,058,256
Triple-S Management Corp., Class B (A) (B)	43,612	1,042,763
VCA, Inc. (A)	24,020	1,171,455

		16,330,255

Health Care Technology - 1.4%
Computer Programs & Systems, Inc. (B)	18,540	1,126,305
HealthStream, Inc. (A)	36,090	1,063,933
MedAssets, Inc. (A)	50,034	988,672
Quality Systems, Inc.	71,285	1,111,333

		4,290,243

Hotels, Restaurants & Leisure - 0.4%
Marriott Vacations Worldwide Corp.	15,640	1,165,806

Household Durables - 1.5%
Ethan Allen Interiors, Inc. (B)	38,550	1,193,893
Tupperware Brands Corp. (B)	16,730	1,053,990
Universal Electronics, Inc. (A)	18,930	1,231,018
ZAGG, Inc. (A) (B)	181,310	1,231,095

		4,709,996

Independent Power and Renewable Electricity Producers - 0.4%
Atlantic Power Corp.	405,810	1,099,745

Insurance - 2.2%
Argo Group International Holdings, Ltd. (B)	20,020	1,110,509
Aspen Insurance Holdings, Ltd.	25,010	1,094,688
Employers Holdings, Inc.	50,420	1,185,374
Hanover Insurance Group, Inc. (B)	16,110	1,148,965
Maiden Holdings, Ltd. (B)	89,480	1,144,449
Montpelier RE Holdings, Ltd. (B)	33,730	1,208,209

		6,892,194

Internet & Catalog Retail - 0.7%
Nutrisystem, Inc. (B)	55,225	1,079,649
PetMed Express, Inc. (B)	79,150	1,137,385

		2,217,034

Internet Software & Services - 1.1%
Dice Holdings, Inc. (A)	105,800	1,059,058
Marchex, Inc., Class B	262,880	1,206,619
Monster Worldwide, Inc. (A) (B)	254,350	1,175,097

		3,440,774

IT Services - 2.8%
Convergys Corp. (B)	51,915	1,057,508
CSG Systems International, Inc. (B)	39,608	992,973
DST Systems, Inc.	11,200	1,054,480
ExlService Holdings, Inc. (A)	38,520	1,105,909
Leidos Holdings, Inc. (B)	24,725	1,076,032
ManTech International Corp., Class A	36,580	1,105,813
NET 1 UEPS Technologies, Inc. (A)	95,375	1,087,275
Sykes Enterprises, Inc. (A) (B)	45,248	1,061,971

		8,541,961

Leisure Products - 0.4%
Nautilus, Inc., Class A (A)	75,785	1,150,416

Life Sciences Tools & Services - 2.5%
Affymetrix, Inc. (A) (B)	118,265	1,167,276
Bio-Rad Laboratories, Inc., Class A (A)	8,995	1,084,437

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
Bruker Corp. (A) (B)	56,300	$ 1,104,606
Cambrex Corp. (A)	49,165	1,062,947
Charles River Laboratories International, Inc. (A)	18,220	1,159,521
ICON PLC (A)	20,780	1,059,572
PAREXEL International Corp. (A) (B)	17,795	988,690

		7,627,049

Machinery - 4.4%
Actuant Corp., Class A	37,025	1,008,561
Blount International, Inc. (A)	64,635	1,135,637
Briggs & Stratton Corp. (B)	54,180	1,106,356
ESCO Technologies, Inc.	29,550	1,090,395
Federal Signal Corp.	69,935	1,079,796
Greenbrier Cos., Inc. (B)	24,160	1,298,117
Hillenbrand, Inc.	32,365	1,116,592
LB Foster Co., Class A (B)	20,570	999,085
Meritor, Inc. (A)	76,800	1,163,520
SPX Corp.	13,240	1,137,581
Terex Corp. (B)	38,575	1,075,471
Wabash National Corp. (A) (B)	103,535	1,279,693

		13,490,804

Media - 0.4%
Harte-Hanks, Inc.	151,625	1,173,578

Metals & Mining - 3.1%
Cliffs Natural Resources, Inc. (B)	156,790	1,119,481
Commercial Metals Co.	66,129	1,077,241
Dominion Diamond Corp. (A)	60,525	1,087,029
Kaiser Aluminum Corp. (B)	14,015	1,001,092
Materion Corp. (B)	29,095	1,025,017
Schnitzer Steel Industries, Inc., Class A (B)	48,265	1,088,858
Steel Dynamics, Inc.	47,245	932,616
Thompson Creek Metals Co., Inc. (A)	665,160	1,110,817
U.S. Steel Corp. (B)	38,138	1,019,810

		9,461,961

Multiline Retail - 0.3%
Big Lots, Inc. (B)	23,175	927,464

Oil, Gas & Consumable Fuels - 3.7%
Alpha Natural Resources, Inc. (A) (B)	695,245	1,161,059
Gran Tierra Energy, Inc. (A)	339,800	1,308,230
Green Plains, Inc. (B)	49,405	1,224,256
Hugoton Royalty Trust	137,780	1,165,619
Newfield Exploration Co. (A)	44,855	1,216,467
Pacific Ethanol, Inc. (A)	112,305	1,160,111
Peabody Energy Corp. (B)	143,390	1,109,839
REX American Resources Corp., Class A (A) (B)	15,535	962,704
Teekay Tankers, Ltd., Class A (B)	188,040	951,482
VAALCO Energy, Inc. (A) (B)	255,260	1,163,986

		11,423,753

Paper & Forest Products - 1.1%
Clearwater Paper Corp. (A)	16,010	1,097,486
Mercer International, Inc. (A)	88,580	1,088,648
Schweitzer-Mauduit International, Inc.	25,480	1,077,804

		3,263,938

Personal Products - 0.7%
Medifast, Inc. (A) (B)	33,805	1,134,158
USANA Health Sciences, Inc. (A) (B)	9,930	1,018,719

		2,152,877

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 0.4%
SciClone Pharmaceuticals, Inc. (A)	128,405	$ 1,124,828

Professional Services - 1.1%
CRA International, Inc. (A)	36,030	1,092,430
Heidrick & Struggles International, Inc.	51,780	1,193,529
Insperity, Inc.	33,860	1,147,515

		3,433,474

Real Estate Investment Trusts - 8.0%
Agree Realty Corp.	36,020	1,119,862
American Capital Mortgage Investment Corp.	56,135	1,057,584
Apollo Commercial Real Estate Finance, Inc. (B)	64,240	1,050,966
Capstead Mortgage Corp. (B)	83,435	1,024,582
Corporate Office Properties Trust	37,937	1,076,273
Cousins Properties, Inc.	95,550	1,091,181
CYS Investments, Inc. (B)	114,595	999,268
DuPont Fabros Technology, Inc. (B)	31,359	1,042,373
Dynex Capital, Inc. (B)	127,345	1,050,596
EPR Properties (B)	18,680	1,076,529
Equity Commonwelath	40,790	1,047,079
Franklin Street Properties Corp.	91,786	1,126,214
Government Properties Income Trust (B)	45,755	1,052,823
Hatteras Financial Corp.	56,055	1,033,094
Home Properties, Inc. (B)	16,730	1,097,488
Inland Real Estate Corp.	99,134	1,085,517
Investors Real Estate Trust	134,802	1,101,332
Mack-Cali Realty Corp.	54,468	1,038,160
MFA Financial, Inc.	133,415	1,065,986
New York Mortgage Trust, Inc. (B)	135,135	1,041,891
Omega Healthcare Investors, Inc.	29,775	1,163,309
Piedmont Office Realty Trust, Inc., Class A	55,420	1,044,113
Select Income REIT (B)	43,810	1,069,402

		24,555,622

Road & Rail - 0.8%
ArcBest Corp. (B)	25,910	1,201,447
Con-way, Inc.	25,010	1,229,992

		2,431,439

Semiconductors & Semiconductor Equipment - 4.7%
Brooks Automation, Inc., Class A (B)	87,775	1,119,131
Cabot Microelectronics Corp., Class A (A)	23,344	1,104,638
Diodes, Inc. (A)	40,075	1,104,868
Fairchild Semiconductor International, Inc., Class A (A) (B)	65,825	1,111,126
Integrated Device Technology, Inc. (A) (B)	54,390	1,066,044
Intersil Corp., Class A (B)	79,025	1,143,492
Lattice Semiconductor Corp. (A)	159,625	1,099,816
MKS Instruments, Inc.	30,275	1,108,065
OmniVision Technologies, Inc. (A)	41,635	1,082,510
Pericom Semiconductor Corp. (A)	78,165	1,058,354
PMC-Sierra, Inc. (A)	120,910	1,107,536
Rambus, Inc. (A) (B)	100,455	1,114,046
Silicon Laboratories, Inc. (A)	24,430	1,163,356

		14,382,982

Software - 1.1%
Netscout Systems, Inc. (A) (B)	29,620	1,082,315
Progress Software Corp. (A)	42,455	1,147,134

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Take-Two Interactive Software, Inc. (A) (B)	37,580	$ 1,053,367

		3,282,816

Specialty Retail - 5.0%
Abercrombie & Fitch Co., Class A (B)	38,830	1,112,091
American Eagle Outfitters, Inc. (B)	78,395	1,088,122
Brown Shoe Co., Inc.	34,300	1,102,745
Buckle, Inc. (B)	22,450	1,179,074
Build-A-Bear Workshop, Inc. (A) (B)	51,855	1,042,285
Cato Corp., Class A (B)	25,915	1,093,095
Chico’s FAS, Inc. (B)	66,885	1,084,206
Children’s Place, Inc. (B)	20,365	1,160,805
Citi Trends, Inc. (A)	43,380	1,095,345
Guess?, Inc.	49,346	1,040,214
Haverty Furniture Cos., Inc.	49,880	1,097,859
Outerwall, Inc. (A) (B)	14,300	1,075,646
Select Comfort Corp. (A)	40,705	1,100,256
Zumiez, Inc. (A) (B)	28,825	1,113,510

		15,385,253

Technology Hardware, Storage & Peripherals - 0.3%
Lexmark International, Inc., Class A (B)	26,091	1,076,776

Textiles, Apparel & Luxury Goods - 1.3%
Iconix Brand Group, Inc. (A) (B)	27,590	932,266
Movado Group, Inc. (B)	38,275	1,085,862
Perry Ellis International, Inc. (A) (B)	42,270	1,096,061
Skechers U.S.A., Inc., Class A (A) (B)	18,795	1,038,424

		4,152,613

Thrifts & Mortgage Finance - 1.8%
Essent Group, Ltd. (A)	43,670	1,122,756
Home Loan Servicing Solutions, Ltd. (B)	50,545	986,638
MGIC Investment Corp. (A) (B)	124,195	1,157,498

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
Radian Group, Inc. (B)	63,935	$ 1,068,993
Walker & Dunlop, Inc. (A)	64,360	1,128,874

		5,464,759

Wireless Telecommunication Services - 0.4%
Spok Holdings, Inc.	66,195	1,149,145

Total Common Stocks (Cost $283,303,742)		303,322,960

SECURITIES LENDING COLLATERAL - 23.1%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	70,697,659	70,697,659

Total Securities Lending Collateral (Cost $70,697,659)		70,697,659

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $2,581,920 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.04%, due 01/01/2042, and with a value of $2,635,640.	$ 2,581,918	2,581,918

Total Repurchase Agreement (Cost $2,581,918)		2,581,918

Total Investments (Cost $356,583,319) (D)		376,602,537
Net Other Assets (Liabilities) - (23.0)%		(70,311,232)

Net Assets - 100.0%		$ 306,291,305

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$303,322,960	$—	$—	$303,322,960
Securities Lending Collateral	70,697,659	—	—	70,697,659
Repurchase Agreement	—	2,581,918	—	2,581,918

Total Investments	$374,020,619	$2,581,918	$—	$376,602,537

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $68,786,058. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $356,798,636. Aggregate gross unrealized appreciation and depreciation for all securities is $30,737,925 and $10,934,024, respectively. Net unrealized appreciation for tax purposes is $19,803,901.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 97.3%
Aerospace & Defense - 2.0%
Engility Holdings, Inc. (A) (B)	25,880	$ 1,107,664
KEYW Holding Corp. (A) (B)	22,519	233,747

		1,341,411

Auto Components - 1.2%
Dorman Products, Inc. (A) (B)	16,700	806,109

Banks - 11.3%
BancorpSouth, Inc. (A)	73,660	1,658,086
Bank of the Ozarks, Inc. (A)	28,350	1,075,032
Iberiabank Corp. (A)	26,400	1,712,040
Pinnacle Financial Partners, Inc.	16,240	642,130
PrivateBancorp, Inc., Class A	72,360	2,416,824

		7,504,112

Communications Equipment - 3.0%
Aruba Networks, Inc. (A) (B)	55,990	1,017,898
Ruckus Wireless, Inc. (A) (B)	84,110	1,011,002

		2,028,900

Diversified Consumer Services - 1.7%
Capella Education Co. (A)	14,510	1,116,690

Diversified Financial Services - 2.2%
MarketAxess Holdings, Inc.	20,563	1,474,573

Electrical Equipment - 1.5%
EnerSys (A)	16,100	993,692

Electronic Equipment, Instruments & Components - 2.0%
InvenSense, Inc., Class A (A) (B)	80,600	1,310,556

Food Products - 5.9%
J&J Snack Foods Corp.	13,040	1,418,361
TreeHouse Foods, Inc. (A) (B)	29,180	2,495,765

		3,914,126

Health Care Equipment & Supplies - 3.6%
Anika Therapeutics, Inc. (A) (B)	15,620	636,359
Cantel Medical Corp. (A)	23,812	1,030,107
Neogen Corp. (A) (B)	14,180	703,186

		2,369,652

Health Care Providers & Services - 4.0%
Air Methods Corp. (A) (B)	31,050	1,367,132
Centene Corp. (A) (B)	12,240	1,271,124

		2,638,256

Health Care Technology - 2.3%
Medidata Solutions, Inc. (A) (B)	31,690	1,513,198

Hotels, Restaurants & Leisure - 5.1%
Krispy Kreme Doughnuts, Inc. (A) (B)	54,330	1,072,474
Sonic Corp. (A)	86,480	2,354,851

		3,427,325

Internet Software & Services - 3.7%
Envestnet, Inc. (B)	35,120	1,725,797
SPS Commerce, Inc. (A) (B)	13,400	758,842

		2,484,639

IT Services - 2.6%
MAXIMUS, Inc., Class A (A)	31,550	1,730,202

Life Sciences Tools & Services - 5.0%
Cambrex Corp. (B)	49,817	1,077,043
ICON PLC (A) (B)	43,709	2,228,722

		3,305,765

	Shares	Value
COMMON STOCKS (continued)
Machinery - 4.7%
Proto Labs, Inc. (A) (B)	30,030	$ 2,016,815
Wabash National Corp. (A) (B)	87,600	1,082,736

		3,099,551

Multiline Retail - 2.1%
Tuesday Morning Corp. (A) (B)	63,110	1,369,487

Oil, Gas & Consumable Fuels - 2.0%
Matador Resources Co. (A) (B)	41,950	848,648
PDC Energy, Inc. (A) (B)	11,132	459,418

		1,308,066

Pharmaceuticals - 6.6%
Akorn, Inc., Class A (A) (B)	39,430	1,427,366
Lannett Co., Inc. (A) (B)	11,629	498,651
Prestige Brands Holdings, Inc. (A) (B)	49,270	1,710,654
Sagent Pharmaceuticals, Inc. (A) (B)	30,778	772,836

		4,409,507

Professional Services - 2.4%
WageWorks, Inc. (A) (B)	24,860	1,605,210

Road & Rail - 3.5%
Celadon Group, Inc.	29,490	669,128
Saia, Inc. (A) (B)	30,160	1,669,658

		2,338,786

Semiconductors & Semiconductor Equipment - 4.2%
CEVA, Inc. (A) (B)	41,910	760,247
Silicon Laboratories, Inc. (B)	43,430	2,068,137

		2,828,384

Software - 2.9%
Ellie Mae, Inc. (A) (B)	48,187	1,942,900

Specialty Retail - 3.1%
Asbury Automotive Group, Inc. (B)	9,260	703,019
Monro Muffler Brake, Inc. (A)	23,110	1,335,758

		2,038,777

Textiles, Apparel & Luxury Goods - 7.0%
Deckers Outdoor Corp. (A) (B)	16,390	1,492,146
G-III Apparel Group, Ltd. (A) (B)	18,730	1,891,917
Steven Madden, Ltd., Class B (B)	40,387	1,285,518

		4,669,581

Trading Companies & Distributors - 1.7%
Aceto Corp. (A)	51,797	1,123,994

Total Common Stocks (Cost $54,773,865)		64,693,449

SECURITIES LENDING COLLATERAL - 25.6%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	17,033,375	17,033,375

Total Securities Lending Collateral (Cost $17,033,375)		17,033,375

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
REPURCHASE AGREEMENT - 2.8%

State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $1,843,778 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.04%, due 01/01/2042, and with a value of $1,881,212.

	$ 1,843,777	$ 1,843,777

Total Repurchase Agreement (Cost $1,843,777)		1,843,777

Total Investments (Cost $73,651,017) (D)		83,570,601
Net Other Assets (Liabilities) - (25.7)%		(17,109,474)

Net Assets - 100.0%		$ 66,461,127

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$64,693,449	$—	$—	$64,693,449
Securities Lending Collateral	17,033,375	—	—	17,033,375
Repurchase Agreement	—	1,843,777	—	1,843,777

Total Investments	$81,726,824	$1,843,777	$—	$83,570,601

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $16,638,564. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $73,711,227. Aggregate gross unrealized appreciation and depreciation for all securities is $10,954,628 and $1,095,254, respectively. Net unrealized appreciation for tax purposes is $9,859,374.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 1.8%
Canada - 1.3%
Suncor Energy, Inc. 2.86% (A) (B)	201,300	$ 6,393,501

Germany - 0.5%
Volkswagen AG 2.21% (B)	11,700	2,600,388

Total Convertible Preferred Stocks (Cost $9,780,818)		8,993,889

PREFERRED STOCKS - 4.3%
Brazil - 0.8%
Itausa - Investimentos Itau SA 3.49% (B)	1,181,740	4,174,456

Korea, Republic of - 3.5%
Hyundai Motor Co. 1.57% (B)	50,900	5,811,707
Samsung Electronics Co., Ltd. 1.40% (B)	12,186	11,461,790

		17,273,497

Total Preferred Stocks (Cost $22,093,150)		21,447,953

COMMON STOCKS - 87.1%
Australia - 2.8%
APA Group (A)	415,641	2,512,670
Asciano, Ltd.	916,813	4,489,863
BHP Billiton PLC, ADR (A)	84,700	3,642,100
Challenger, Ltd.	663,239	3,503,583

		14,148,216

Belgium - 0.2%
Ageas	32,300	1,148,432

Brazil - 1.0%
Localiza Rent a Car SA	360,500	4,842,922

Canada - 2.2%
Canadian National Railway Co.	35,100	2,417,543
Fairfax Financial Holdings, Ltd.	12,300	6,445,166
Newalta Corp.	140,200	2,128,704

		10,991,413

China - 2.4%
Fosun International, Ltd. (A)	5,320,500	6,962,476
Shenzhen Expressway Co., Ltd., Class H	4,582,000	3,066,294
Sinotrans, Ltd., Class H	3,050,000	2,026,840

		12,055,610

Denmark - 0.7%
Carlsberg A/S, Class B	44,477	3,415,827

Finland - 0.8%
Kesko OYJ, Class B	107,700	3,916,894

France - 6.7%
Arkema SA	46,495	3,075,031
Bollore SA (A)	826,900	3,765,779
Cie Generale des Etablissements Michelin, Class B	31,538	2,846,830
GDF Suez	176,200	4,108,812
Rexel SA	190,024	3,404,491
Sanofi	56,201	5,123,870
Total SA	73,540	3,767,601
Veolia Environnement SA	242,070	4,287,745

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Vinci SA	57,556	$ 3,142,702

		33,522,861

Georgia - 0.6%
Bank of Georgia Holdings PLC	96,700	3,110,660

Germany - 5.5%
Allianz SE, Class A	32,002	5,300,369
Bayer AG	25,031	3,411,935
Merck KGaA	50,400	4,743,060
Metro AG (A) (C)	100,524	3,072,786
Siemens AG, Class A	49,587	5,563,853
Talanx AG (A) (C)	95,000	2,894,409
TUI AG (A)	137,400	2,278,128

		27,264,540

Greece - 1.4%
Metka SA	94,070	956,460
OPAP SA	323,500	3,466,723
Piraeus Bank SA (C)	2,228,202	2,424,580

		6,847,763

Guernsey, Channel Islands - 1.3%
Etalon Group, Ltd., GDR, Reg S	412,286	824,572
Friends Life Group, Ltd.	1,019,053	5,787,435

		6,612,007

Hong Kong - 7.0%
Cheung Kong Holdings, Ltd.	308,000	5,165,937
China Mobile, Ltd.	654,000	7,677,064
First Pacific Co., Ltd.	4,200,000	4,142,107
Guangdong Investment, Ltd. (A)	4,092,000	5,319,048
Newocean Energy Holdings, Ltd. (A)	2,588,000	993,655
Noble Group, Ltd.	3,843,000	3,278,606
Shun Tak Holdings, Ltd.	11,130,000	5,130,923
SJM Holdings, Ltd.	2,180,000	3,429,622

		35,136,962

Ireland - 1.8%
Ryanair Holdings PLC, ADR (C)	56,600	4,033,882
Smurfit Kappa Group PLC, Class B	228,015	5,127,696

		9,161,578

Israel - 0.9%
Israel Corp., Ltd. (C)	9,437	4,466,552

Italy - 2.3%
Eni SpA, Class B	324,215	5,679,105
Pirelli & C. SpA	164,873	2,223,707
Prysmian SpA	190,138	3,465,028

		11,367,840

Japan - 14.8%
Aisin Seiki Co., Ltd.	92,700	3,330,565
Daiichi Sankyo Co., Ltd.	136,700	1,911,442
Denki Kagaku Kogyo KK	856,000	3,135,163
Electric Power Development Co., Ltd.	62,200	2,101,796
FUJIFILM Holdings Corp.	174,800	5,333,766
Hitachi, Ltd.	1,016,000	7,498,854
Japan Airlines Co., Ltd.	191,000	5,662,970
Komatsu, Ltd.	128,900	2,849,712
Kuraray Co., Ltd.	334,700	3,802,792
Mitsubishi Corp.	213,400	3,905,245
Mitsubishi Heavy Industries, Ltd.	615,000	3,393,931

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
MS&AD Insurance Group Holdings, Inc. (A)	188,700	$ 4,471,852
Nippon Telegraph & Telephone Corp.	90,400	4,617,867
Nitori Holdings Co., Ltd.	78,200	4,201,568
ORIX Corp.	374,200	4,708,480
Resona Holdings, Inc.	928,400	4,689,813
Sony Corp.	189,400	3,865,512
Sumitomo Mitsui Financial Group, Inc.	66,500	2,404,155
USS Co., Ltd.	131,500	2,020,456

		73,905,939

Korea, Republic of - 1.0%
Kangwon Land, Inc.	84,670	2,333,764
SK Telecom Co., Ltd.	11,700	2,861,736

		5,195,500

Macau - 0.7%
MGM China Holdings, Ltd.	1,359,572	3,432,800

Malaysia - 0.9%
DRB-Hicom Bhd	3,109,800	1,549,820
Genting Bhd	1,228,600	3,112,327

		4,662,147

Mexico - 1.6%
Alpek SA de CV, Class A (A)	2,043,400	2,623,197
Credito Real SAB de CV (A)	698,040	1,494,136
Grupo Aeroportuario del Centro Norte SAB de CV, Class B (C)	845,320	3,870,868

		7,988,201

Netherlands - 3.0%
Boskalis Westminster NV	63,294	3,462,503
Delta Lloyd NV	148,334	3,261,916
Heineken Holding NV, Class A	50,444	3,157,871
Koninklijke Philips NV	175,571	5,089,103

		14,971,393

Nigeria - 0.5%
Guaranty Trust Bank PLC	16,340,000	2,227,244

Panama - 0.9%
Copa Holdings SA, Class A (A)	43,800	4,539,432

Philippines - 0.2%
LT Group, Inc.	2,627,600	710,787

Russian Federation - 1.0%
Lukoil OAO, ADR	132,980	5,099,783

South Africa - 0.4%
Kumba Iron Ore, Ltd. (A)	105,441	2,180,627

Spain - 0.8%
Amadeus IT Holding SA, Class A (A)	98,087	3,906,543

Sweden - 3.1%
Investor AB, Class B	164,281	5,972,897
Svenska Cellulosa AB SCA, Class B	216,297	4,663,082
Telefonaktiebolaget LM Ericsson, Class B	412,800	4,998,226

		15,634,205

Switzerland - 3.4%
GAM Holding AG (C)	231,177	4,156,097
Nestle SA	60,764	4,429,755
Novartis AG	50,115	4,647,839
USB Group AG (C)	228,674	3,930,838

		17,164,529

	Shares	Value
COMMON STOCKS (continued)
Taiwan - 1.7%
ChipMOS TECHNOLOGIES Bermuda, Ltd.	176,100	$ 4,106,652
Yuanta Financial Holding Co., Ltd.	8,741,250	4,239,754

		8,346,406

Thailand - 0.5%
Bangkok Bank PCL	424,900	2,495,695

Turkey - 1.3%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	1,459,400	1,726,134
Tofas Turk Otomobil Fabrikasi AS	659,135	4,491,719

		6,217,853

United Kingdom - 12.6%
Admiral Group PLC	153,539	3,149,867
Barclays PLC	895,700	3,367,233
BP PLC, ADR (A)	111,600	4,254,192
HSBC Holdings PLC	597,200	5,674,912
IG Group Holdings PLC	271,100	3,029,423
Imperial Tobacco Group PLC	107,194	4,718,627
Inchcape PLC	373,788	4,199,532
ITE Group PLC (A)	457,900	1,141,893
Ithaca Energy, Inc. (C)	1,025,900	1,050,801
Johnson Matthey PLC	48,932	2,574,351
Kingfisher PLC	781,120	4,129,108
National Grid PLC, Class B	369,084	5,237,039
Noble Corp. PLC (A)	138,200	2,289,974
Rexam PLC	635,515	4,474,021
Royal Bank of Scotland Group PLC (C)	285,000	1,733,994
Sky PLC	324,060	4,522,686
Unilever PLC	118,358	4,808,670
Vodafone Group PLC	721,094	2,472,362

		62,828,685

United States - 1.1%
Eros International PLC (C)	53,300	1,127,828
Flextronics International, Ltd. (C)	384,600	4,299,828

		5,427,656

Total Common Stocks (Cost $462,966,527)		434,945,502

SECURITIES LENDING COLLATERAL - 5.9%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (B)	29,304,924	29,304,924

Total Securities Lending Collateral (Cost $29,304,924)		29,304,924

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
REPURCHASE AGREEMENT - 1.5%

State Street Bank & Trust Co. 0.01% (B), dated 12/31/2014, to be repurchased at $7,591,841 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.04%, due 01/01/2042, and with a value of $7,745,025.

	$ 7,591,836	$ 7,591,836

Total Repurchase Agreement (Cost $7,591,836)		7,591,836

Total Investments (Cost $531,737,255) (D)		502,284,104
Net Other Assets (Liabilities) - (0.6)%		(3,103,915)

Net Assets - 100.0%		$ 499,180,189

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Insurance	6.5%	$32,459,446
Banks	6.4	32,302,742
Oil, Gas & Consumable Fuels	5.4	27,238,638
Diversified Financial Services	4.3	21,356,490
Pharmaceuticals	4.0	19,838,146
Chemicals	3.9	19,677,086
Hotels, Restaurants & Leisure	3.6	18,053,364
Technology Hardware, Storage & Peripherals	3.3	16,795,556
Industrial Conglomerates	3.1	15,783,879
Automobiles	2.9	14,453,634
Airlines	2.8	14,236,284
Multi-Utilities	2.7	13,633,596
Wireless Telecommunication Services	2.6	13,011,162
Metals & Mining	2.5	12,785,203
Capital Markets	2.5	12,326,689
Electronic Equipment, Instruments & Components	2.4	11,798,682
Road & Rail	2.3	11,750,328
Trading Companies & Distributors	2.1	10,588,342
Specialty Retail	2.1	10,351,132
Containers & Packaging	1.9	9,601,717
Food Products	1.8	9,238,425
Auto Components	1.7	8,401,102
Beverages	1.5	7,284,485
Machinery	1.4	7,200,103
Food & Staples Retailing	1.4	6,989,680
Transportation Infrastructure	1.4	6,937,162
Media	1.4	6,792,407
Construction & Engineering	1.3	6,605,205
Real Estate Management & Development	1.2	5,990,509
Air Freight & Logistics	1.2	5,792,619
Water Utilities	1.1	5,319,048
Communications Equipment	1.0	4,998,226
Tobacco	0.9	4,718,627
Household Products	0.9	4,663,082
Diversified Telecommunication Services	0.9	4,617,867
Distributors	0.8	4,199,532
Semiconductors & Semiconductor Equipment	0.8	4,106,652
IT Services	0.8	3,906,543

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Household Durables	0.8%	$3,865,512
Electrical Equipment	0.7	3,465,028
Gas Utilities	0.5	2,512,670
Energy Equipment & Services	0.5	2,289,974
Commercial Services & Supplies	0.4	2,128,704
Independent Power and Renewable Electricity Producers	0.4	2,101,796
Real Estate Investment Trusts	0.3	1,726,134
Consumer Finance	0.3	1,494,136

Investments, at Value	92.7	465,387,344
Short-Term Investments	7.3	36,896,760

Total Investments	100.0%	$502,284,104

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Convertible Preferred Stocks	$6,393,501	$2,600,388	$—	$8,993,889
Preferred Stocks	4,174,456	17,273,497	—	21,447,953
Common Stocks	59,091,580	375,853,922	—	434,945,502
Securities Lending Collateral	29,304,924	—	—	29,304,924
Repurchase Agreement	—	7,591,836	—	7,591,836

Total Investments	$98,964,461	$403,319,643	$—	$502,284,104

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $28,108,134. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2014.
(C)	Non-income producing security.
(D)	Aggregate cost for federal income tax purposes is $532,832,855. Aggregate gross unrealized appreciation and depreciation for all securities is $28,517,442 and $59,066,193, respectively. Net unrealized depreciation for tax purposes is $30,548,751.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

DEFINITIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT	Real Estate Investment Trust; includes domestic REITs and Foreign REITs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2014

	Money Market	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Assets:
Investments, at value (A) (B)	$782,173,381	$367,044,232	$286,989,832	$1,657,510,410	$819,910,256
Repurchase agreements, at value (C)	100,261,567	14,470,071	—	19,877,009	37,988,782
Cash on deposit with broker	—	—	235,000	—	—
Foreign currency, at value (D)	—	—	121,643	—	—
Cash	—	—	—	565,167	10,955
Unrealized appreciation on forward foreign currency contracts	—	—	694,984	—	—
OTC swap agreements, at value	—	—	9,021	—	—
Receivables:
Investments sold	—	83,709	—	3,389,237	6,697,927
Interest	151,617	1,390,966	1,264,833	7,587,397	12,562,586
Net income from securities lending	—	2,050	398	22,333	—
Variation margin receivable on derivative financial instruments	—	—	37,731	—	—
Other	—	—	—	—	91,350
Prepaid expenses	4,729	2,163	1,577	7,059	4,172
Total assets	882,591,294	382,993,191	289,355,019	1,688,958,612	877,266,028

Liabilities:
Due to custodian	75	—	—	—	—
Cash deposit due to broker	—	—	500,000	—	—
Payables and other liabilities:
Investments purchased	19,973,000	—	33,978	181,619,724	—
Investment advisory fees	192,539	115,147	84,253	427,191	435,823
Trustee and CCO fees	237	102	80	382	250
Audit and tax fees	19,024	21,089	21,984	26,746	22,927
Custody and accounting fees	24,134	9,963	22,535	43,977	22,803
Legal fees	10,463	2,586	1,617	6,952	6,800
Printing and shareholder reports fees	1,224	1,851	510	306	220
Other	2,554	1,169	860	3,676	2,150
Collateral for securities on loan	—	11,686,906	4,795,687	152,353,970	—
Written options and swaptions, at value (E)	—	—	889,829	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	77,890	—	—
Total liabilities	20,223,250	11,838,813	6,429,223	334,482,924	490,973
Net assets	$862,368,044	$371,154,378	$282,925,796	$1,354,475,688	$876,775,055

(A) Investments, at cost	$782,173,381	$370,330,630	$288,889,148	$1,644,548,917	$841,220,841
(B) Securities loaned, at value	$—	$11,448,152	$4,699,528	$149,281,810	$—
(C) Repurchase agreements, at cost	$100,261,567	$14,470,071	$—	$19,877,009	$37,988,782
(D) Foreign currency, at cost	$—	$—	$123,080	$—	$—
(E) Premium received on written options and swaptions	$—	$—	$911,230	$—	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2014

	Balanced	Large Value	Large Core	Large Growth	Mid Value
Assets:
Investments, at value (A) (B)	$161,730,393	$952,925,460	$372,848,556	$978,562,417	$959,895,731
Repurchase agreements, at value (C)	2,007,277	18,300,336	4,637,878	4,975,458	20,361,378
Cash on deposit with broker	60,000	—	—	—	—
Cash	23,506	—	—	—	40,275
Receivables:
Investments sold	148,621	1,323,678	—	1,296,250	8,530,762
Interest	336,344	5	1	1	6
Dividends	114,061	655,444	292,753	758,526	1,984,394
Tax reclaims	—	—	822	83,543	—
Net income from securities lending	1,311	13,374	7,835	9,531	29,518
Prepaid expenses	564	4,382	1,375	4,320	4,507
Total assets	164,422,077	973,222,679	377,789,220	985,690,046	990,846,571

Liabilities:
Payables and other liabilities:
Investments purchased	8,413,245	360,769	—	2,602,265	2,678,590
Investment advisory fees	60,944	373,249	188,344	538,950	576,195
Trustee and CCO fees	42	261	99	265	278
Audit and tax fees	23,267	20,211	21,152	21,808	23,259
Custody and accounting fees	17,916	16,022	6,800	35,693	18,721
Legal fees	1,316	4,778	3,011	4,701	7,395
Printing and shareholder reports fees	30	211	72	500	967
Variation margin payable on derivative financial instruments	8,505	—	—	—	—
Other	1,071	2,645	2,831	2,305	3,033
Collateral for securities on loan	8,331,301	52,192,022	30,184,644	55,901,691	118,604,056
Total liabilities	16,857,637	52,970,168	30,406,953	59,108,178	121,912,494
Net assets	$147,564,440	$920,252,511	$347,382,267	$926,581,868	$868,934,077

(A) Investments, at cost	$142,818,222	$803,781,125	$303,837,691	$787,560,641	$812,782,354
(B) Securities loaned, at value	$8,157,447	$50,901,445	$29,475,572	$54,697,566	$115,754,709
(C) Repurchase agreements, at cost	$2,007,277	$18,300,336	$4,637,878	$4,975,458	$20,361,378

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2014

	Mid Growth	Small Value	Small Core	Small Growth	International Equity
Assets:
Investments, at value (A) (B)	$155,654,613	$92,508,172	$374,020,619	$81,726,824	$494,692,268
Repurchase agreements, at value (C)	1,330,320	3,073,891	2,581,918	1,843,777	7,591,836
Receivables:
Investments sold	—	—	—	60,171	24,729,008
Interest	—	1	1	1	2
Dividends	62,736	87,974	583,710	24,563	394,597
Tax reclaims	—	—	—	—	2,032,225
Net income from securities lending	4,386	2,730	53,335	25,871	36,942
Prepaid expenses	887	391	1,550	338	2,969
Total assets	157,052,942	95,673,159	377,241,133	83,681,545	529,479,847

Liabilities:
Foreign currency overdraft (D)	—	—	—	—	536,889
Payables and other liabilities:
Investments purchased	—	—	—	112,365	—
Investment advisory fees	81,477	53,081	219,482	48,885	338,970
Trustee and CCO fees	36	21	86	19	144
Audit and tax fees	18,892	19,134	20,245	18,892	25,765
Custody and accounting fees	3,908	3,141	8,062	3,626	83,078
Legal fees	588	513	1,643	2,772	7,451
Printing and shareholder reports fees	710	131	783	162	360
Other	919	790	1,868	322	2,077
Collateral for securities on loan	30,817,098	19,003,279	70,697,659	17,033,375	29,304,924
Total liabilities	30,923,628	19,080,090	70,949,828	17,220,418	30,299,658
Net assets	$126,129,314	$76,593,069	$306,291,305	$66,461,127	$499,180,189

(A) Investments, at cost	$136,476,200	$69,358,940	$354,001,401	$71,807,240	$524,145,419
(B) Securities loaned, at value	$30,159,655	$18,491,903	$68,786,058	$16,638,564	$28,108,134
(C) Repurchase agreements, at cost	$1,330,320	$3,073,891	$2,581,918	$1,843,777	$7,591,836
(D) Foreign currency, at cost	$—	$—	$—	$—	$(538,967)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

STATEMENTS OF OPERATIONS

For the year ended December 31, 2014

	Money Market	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Investment Income:
Dividend income	$—	$—	$—	$295,533	$283,582
Interest income	1,994,106	6,979,257	4,416,134	39,546,605	57,096,118
Net income from securities lending	—	26,027	4,335	239,736	—
Withholding taxes on foreign income	—	(2,156)	(98)	3,571	—
Total investment income	1,994,106	7,003,128	4,420,371	40,085,445	57,379,700

Expenses:
Investment advisory fees	2,142,204	1,322,412	983,065	4,733,961	4,895,757
Trustees and CCO fees	22,790	10,057	7,452	35,940	23,709
Audit and tax fees	22,427	23,255	23,488	34,348	26,134
Custody and accounting fees	143,448	60,439	134,200	278,947	151,194
Legal fees	44,115	16,948	10,905	55,185	42,212
Printing and shareholder reports fees	4,483	4,414	1,488	9,983	7,327
Other	19,727	8,600	7,922	29,276	18,683
Total expenses	2,399,194	1,446,125	1,168,520	5,177,640	5,165,016
Expenses (waived/reimbursed)	—	—	(43,164)	—	—
Net expenses	2,399,194	1,446,125	1,125,356	5,177,640	5,165,016
Net investment income (loss)	(405,088)	5,557,003	3,295,015	34,907,805	52,214,684

Net realized gain (loss) on:
Investments	10,182	37,515	(972,341)	24,782,256	25,943,110
Futures contracts	—	—	(2,520,112)	5,581,819	—
Written options and swaptions	—	—	719,844	(36,775)	—
Swap agreements	—	—	(988,986)	(1,114,199)	—
Foreign currency transactions	—	—	1,735,303	(332,350)	—
TBA short commitments	—	—	—	16	—
Net realized gain (loss)	10,182	37,515	(2,026,292)	28,880,767	25,943,110

Net change in unrealized appreciation (depreciation) on:
Investments	—	(2,422,845)	6,618,994	18,752,310	(50,739,572)
Futures contracts	—	—	(837,250)	296,716	—
Written options and swaptions	—	—	(71,572)	14,390	—
Swap agreements	—	—	(114,420)	(74,564)	—
Translation of assets and liabilities denominated in foreign currencies	—	—	1,024,409	380,672	—
TBA short commitments	—	—	—	(302,897)	—
Net change in unrealized appreciation (depreciation)	—	(2,422,845)	6,620,161	19,066,627	(50,739,572)
Net realized and change in unrealized gain (loss)	10,182	(2,385,330)	4,593,869	47,947,394	(24,796,462)
Net increase (decrease) in net assets resulting from operations	$(394,906)	$3,171,673	$7,888,884	$82,855,199	$27,418,222

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2014

	Balanced	Large Value	Large Core	Large Growth	Mid Value
Investment Income:
Dividend income	$1,551,406	$15,461,243	$5,326,903	$9,647,370	$19,151,563
Interest income	1,370,477	1,314	415	777	2,654
Net income from securities lending	14,538	155,363	59,622	156,900	353,986
Withholding taxes on foreign income	(6,569)	(37,209)	(24,514)	(86,413)	(94,895)
Total investment income	2,929,852	15,580,711	5,362,426	9,718,634	19,413,308

Expenses:
Investment advisory fees	601,538	4,086,084	1,947,608	5,646,189	6,439,669
Trustees and CCO fees	3,574	24,394	8,700	24,514	25,929
Audit and tax fees	23,925	23,673	22,253	22,821	43,404
Custody and accounting fees	130,225	96,410	39,718	160,465	116,983
Legal fees	6,825	40,783	16,250	41,020	46,468
Printing and shareholder reports fees	1,160	4,333	1,843	4,326	6,162
Other	2,676	19,547	6,630	19,606	20,568
Total expenses	769,923	4,295,224	2,043,002	5,918,941	6,699,183
Expenses (waived/reimbursed)	(101,549)	—	—	—	—
Net expenses	668,374	4,295,224	2,043,002	5,918,941	6,699,183
Net investment income (loss)	2,261,478	11,285,487	3,319,424	3,799,693	12,714,125

Net realized gain (loss) on:
Investments	6,730,856	108,717,853	33,339,718	172,884,116	205,834,975
Futures contracts	288,344	—	—	—	—
Written options and swaptions	(4,625)	—	—	—	—
Swap agreements	(433)	—	—	—	—
Foreign currency transactions	(5,637)	—	29	(3,642)	(2,654)
Net realized gain (loss)	7,008,505	108,717,853	33,339,747	172,880,474	205,832,321

Net change in unrealized appreciation (depreciation) on:
Investments	4,692,257	(35,341,767)	9,785,583	(84,666,922)	(100,147,781)
Futures contracts	(14,163)	—	—	—	—
Written options and swaptions	2,058	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	9,330	—	(41)	(4,082)	70
TBA short commitments	(7,252)	—	—	—	—
Net change in unrealized appreciation (depreciation)	4,682,230	(35,341,767)	9,785,542	(84,671,004)	(100,147,711)
Net realized and change in unrealized gain (loss)	11,690,735	73,376,086	43,125,289	88,209,470	105,684,610
Net increase (decrease) in net assets resulting from operations	$13,952,213	$84,661,573	$46,444,713	$92,009,163	$118,398,735

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2014

	Mid Growth	Small Value	Small Core	Small Growth	International Equity
Investment Income:
Dividend income	$1,758,552	$1,367,279	$5,442,278	$232,992	$22,064,775
Interest income	51	224	359	194	3,722
Net income from securities lending	53,564	30,076	595,009	119,774	578,291
Withholding taxes on foreign income	(9,674)	(472)	(15,144)	—	(1,767,044)
Total investment income	1,802,493	1,397,107	6,022,502	352,960	20,879,744

Expenses:
Investment advisory fees	963,410	621,560	2,556,022	562,501	4,241,103
Trustees and CCO fees	3,601	2,038	8,624	1,799	15,333
Audit and tax fees	19,362	20,991	26,693	19,289	29,874
Custody and accounting fees	22,291	19,130	47,983	21,282	450,118
Legal fees	5,334	3,490	13,415	3,198	27,967
Printing and shareholder reports fees	1,577	395	3,523	362	4,205
Other	3,321	1,731	7,032	1,518	15,989
Total expenses	1,018,896	669,335	2,663,292	609,949	4,784,589
Expenses (waived/reimbursed)	(15,343)	(25,034)	—	(7,270)	—
Net expenses	1,003,553	644,301	2,663,292	602,679	4,784,589
Net investment income (loss)	798,940	752,806	3,359,210	(249,719)	16,095,155

Net realized gain (loss) on:
Investments	10,596,128	9,660,625	23,330,007	8,927,234	7,329,849
Foreign currency transactions	—	(865)	(1,147)	—	(148,150)
Net realized gain (loss)	10,596,128	9,659,760	23,328,860	8,927,234	7,181,699

Net change in unrealized appreciation (depreciation) on:
Investments	(1,341,660)	(5,124,449)	(13,556,307)	(6,868,899)	(61,785,321)
Translation of assets and liabilities denominated in foreign currencies	—	(47)	(36)	—	(274,442)
Net change in unrealized appreciation (depreciation)	(1,341,660)	(5,124,496)	(13,556,343)	(6,868,899)	(62,059,763)
Net realized and change in unrealized gain (loss)	9,254,468	4,535,264	9,772,517	2,058,335	(54,878,064)
Net increase (decrease) in net assets resulting from operations	$10,053,408	$5,288,070	$13,131,727	$1,808,616	$(38,782,909)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Money Market		High Quality Bond		Inflation-Protected Securities
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$(405,088)	$(654,670)	$5,557,003	$7,619,019	$3,295,015	$1,503,888
Net realized gain (loss)	10,182	20,771	37,515	578,440	(2,026,292)	3,440,601
Net change in unrealized appreciation (depreciation)	—	—	(2,422,845)	(6,501,402)	6,620,161	(31,996,091)
Net increase (decrease) in net assets resulting from operations	(394,906)	(633,899)	3,171,673	1,696,057	7,888,884	(27,051,602)

From transactions in investors’ beneficial interests:
Contributions	604,412,830	653,764,501	168,879,564	248,234,781	44,535,342	52,376,827
Withdrawals	(728,511,842)	(614,626,579)	(200,754,741)	(236,118,950)	(44,286,154)	(91,673,855)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(124,099,012)	39,137,922	(31,875,177)	12,115,831	249,188	(39,297,028)
Net increase (decrease) in net assets	(124,493,918)	38,504,023	(28,703,504)	13,811,888	8,138,072	(66,348,630)

Net assets:
Beginning of year	986,861,962	948,357,939	399,857,882	386,045,994	274,787,724	341,136,354
End of year	$862,368,044	$986,861,962	$371,154,378	$399,857,882	$282,925,796	$274,787,724

	Core Bond		High Yield Bond		Balanced
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$34,907,805	$36,979,108	$52,214,684	$53,201,239	$2,261,478	$1,651,684
Net realized gain (loss)	28,880,767	2,100,729	25,943,110	978,231	7,008,505	8,152,622
Net change in unrealized appreciation (depreciation)	19,066,627	(53,219,455)	(50,739,572)	5,528,464	4,682,230	9,438,654
Net increase (decrease) in net assets resulting from operations	82,855,199	(14,139,618)	27,418,222	59,707,934	13,952,213	19,242,960

From transactions in investors’ beneficial interests:
Contributions	243,239,709	229,761,560	112,116,324	116,427,122	27,672,670	21,426,618
Withdrawals	(307,830,084)	(349,444,213)	(119,665,792)	(139,221,398)	(17,330,758)	(27,001,328)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(64,590,375)	(119,682,653)	(7,549,468)	(22,794,276)	10,341,912	(5,574,710)
Net increase (decrease) in net assets	18,264,824	(133,822,271)	19,868,754	36,913,658	24,294,125	13,668,250

Net assets:
Beginning of year	1,336,210,864	1,470,033,135	856,906,301	819,992,643	123,270,315	109,602,065
End of year	$1,354,475,688	$1,336,210,864	$876,775,055	$856,906,301	$147,564,440	$123,270,315

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Large Value		Large Core		Large Growth
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$11,285,487	$14,796,465	$3,319,424	$3,921,752	$3,799,693	$4,940,689
Net realized gain (loss)	108,717,853	177,405,771	33,339,747	58,081,271	172,880,474	96,591,812
Net change in unrealized appreciation (depreciation)	(35,341,767)	86,365,970	9,785,542	25,059,363	(84,671,004)	163,690,225
Net increase (decrease) in net assets resulting from operations	84,661,573	278,568,206	46,444,713	87,062,386	92,009,163	265,222,726

From transactions in investors’ beneficial interests:
Contributions	67,987,946	67,473,165	29,197,760	27,612,712	62,275,027	50,143,117
Withdrawals	(156,673,532)	(206,804,126)	(37,995,285)	(49,923,765)	(169,720,555)	(198,361,205)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(88,685,586)	(139,330,961)	(8,797,525)	(22,311,053)	(107,445,528)	(148,218,088)
Net increase (decrease) in net assets	(4,024,013)	139,237,245	37,647,188	64,751,333	(15,436,365)	117,004,638

Net assets:
Beginning of year	924,276,524	785,039,279	309,735,079	244,983,746	942,018,233	825,013,595
End of year	$920,252,511	$924,276,524	$347,382,267	$309,735,079	$926,581,868	$942,018,233

	Mid Value		Mid Growth		Small Value
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$12,714,125	$8,311,476	$798,940	$(7,052)	$752,806	$437,328
Net realized gain (loss)	205,832,321	100,694,928	10,596,128	41,796,938	9,659,760	7,673,016
Net change in unrealized appreciation (depreciation)	(100,147,711)	142,457,500	(1,341,660)	2,753,874	(5,124,496)	14,403,424
Net increase (decrease) in net assets resulting from operations	118,398,735	251,463,904	10,053,408	44,543,760	5,288,070	22,513,768

From transactions in investors’ beneficial interests:
Contributions	60,667,605	71,316,736	16,339,479	14,172,136	9,733,013	9,361,371
Withdrawals	(285,213,427)	(125,663,958)	(50,406,635)	(73,505,761)	(20,725,556)	(19,760,939)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(224,545,822)	(54,347,222)	(34,067,156)	(59,333,625)	(10,992,543)	(10,399,568)
Net increase (decrease) in net assets	(106,147,087)	197,116,682	(24,013,748)	(14,789,865)	(5,704,473)	12,114,200

Net assets:
Beginning of year	975,081,164	777,964,482	150,143,062	164,932,927	82,297,542	70,183,342
End of year	$868,934,077	$975,081,164	$126,129,314	$150,143,062	$76,593,069	$82,297,542

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Small Core		Small Growth		International Equity
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$3,359,210	$2,337,203	$(249,719)	$(309,418)	$16,095,155	$8,015,375
Net realized gain (loss)	23,328,860	102,876,283	8,927,234	4,048,714	7,181,699	172,319,982
Net change in unrealized appreciation (depreciation)	(13,556,343)	(14,167,804)	(6,868,899)	17,451,716	(62,059,763)	(101,698,516)
Net increase (decrease) in net assets resulting from operations	13,131,727	91,045,682	1,808,616	21,191,012	(38,782,909)	78,636,841

From transactions in investors’ beneficial interests:
Contributions	20,707,866	20,969,699	9,958,737	11,088,755	81,284,021	56,228,758
Withdrawals	(61,729,892)	(74,769,828)	(18,370,607)	(17,515,184)	(155,426,237)	(137,192,742)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(41,022,026)	(53,800,129)	(8,411,870)	(6,426,429)	(74,142,216)	(80,963,984)
Net increase (decrease) in net assets	(27,890,299)	37,245,553	(6,603,254)	14,764,583	(112,925,125)	(2,327,143)

Net assets:
Beginning of year	334,181,604	296,936,051	73,064,381	58,299,798	612,105,314	614,432,457
End of year	$306,291,305	$334,181,604	$66,461,127	$73,064,381	$499,180,189	$612,105,314

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

FINANCIAL HIGHLIGHTS

For the years ended:

	Money Market
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	(0.05)%	(0.07)%	(0.11)%	(0.04)%	0.02%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 862,368	$ 986,862	$ 948,358	$ 995,629	$ 1,065,396
Expenses to average net assets	0.28%	0.29%	0.28%	0.28%	0.28%
Net investment income (loss) to average net assets	(0.05)%	(0.07)%	(0.11)%	(0.04)%	0.02%

(A)	Total return reflects all Portfolio expenses.

	High Quality Bond
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	0.81%	0.41%	2.95%	2.16%	4.20%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 371,154	$ 399,858	$ 386,046	$ 458,228	$ 463,701
Expenses to average net assets	0.38%	0.39%	0.38%	0.38%	0.38%
Net investment income (loss) to average net assets	1.47%	1.81%	2.10%	2.43%	2.99%
Portfolio turnover rate	92%	77%	68%	84%	87%

(A)	Total return reflects all Portfolio expenses.

	Inflation-Protected Securities
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	3.00%	(8.26)%	7.06%	12.33%	6.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 282,926	$ 274,788	$ 341,136	$ 358,544	$ 328,010
Expenses to average net assets
After (waiver/reimbursement)	0.40%	0.40%	0.40%	0.40%	0.38%
Before (waiver/reimbursement)	0.42%	0.41%	0.40%	0.40%	0.38%
Net investment income (loss) to average net assets	1.17%	0.48%	1.43%	3.30%	2.04%
Portfolio turnover rate	81%	99%	103%	134%	117%

(A)	Total return reflects all Portfolio expenses.

	Core Bond
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	6.32%	(0.96)%	8.28%	6.20%	8.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 1,354,476	$ 1,336,211	$ 1,470,033	$ 1,588,591	$ 1,622,006
Expenses to average net assets	0.38%	0.39%	0.39%	0.39%	0.39%
Net investment income (loss) to average net assets	2.58%	2.64%	3.03%	3.54%	3.65%
Portfolio turnover rate	184%	200%	297%	406%	633%

(A)	Total return reflects all Portfolio expenses.

	High Yield Bond
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	3.16%	7.48%	15.14%	4.93%	15.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 876,775	$ 856,906	$ 819,993	$ 729,276	$ 709,083
Expenses to average net assets (B)	0.58%	0.59%	0.59%	0.59%	0.59%
Net investment income (loss) to average net assets (C)	5.87%	6.37%	7.23%	8.04%	8.84%
Portfolio turnover rate (D)	97%	51%	102%	81%	98%

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies in which the Portfolio invests.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Balanced
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	10.99%	18.33%	13.47%	3.60%	13.91%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 147,564	$ 123,270	$ 109,602	$ 104,111	$ 116,337
Expenses to average net assets
After (waiver/reimbursement)	0.50%	0.50%	0.50%	0.50%	0.50%
Before (waiver/reimbursement)	0.58%	0.63%	0.61%	0.62%	0.59%
Net investment income (loss) to average net assets	1.69%	1.44%	1.82%	2.26%	2.42%
Portfolio turnover rate	92%	123%	150%	245%	211%

(A)	Total return reflects all Portfolio expenses.

	Large Value
	December 31, 2014	December 31, 2013	December 31, 2012		December 31, 2011	December 31, 2010
Total return (A)	9.82%	38.08%	17.39%		2.32%	14.66%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 920,253	$ 924,277	$ 785,039		$ 877,766	$ 1,014,115
Expenses to average net assets (B)	0.47%	0.48%	0.48%		0.47%	0.47%
Net investment income (loss) to average net assets (C)	1.24%	1.69%	2.08%	(D)	1.70%	1.65%
Portfolio turnover rate (E)	69%	99%	48%		55%	62%

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies in which the Portfolio invests.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Includes litigation proceeds received during the year that represented 0.15%.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

	Large Core
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	15.16%	37.28%	17.30%	3.51%	11.79%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 347,382	$ 309,735	$ 244,984	$ 235,204	$ 255,995
Expenses to average net assets	0.63%	0.64%	0.64%	0.63%	0.63%
Net investment income (loss) to average net assets	1.02%	1.41%	1.68%	1.37%	1.47%
Portfolio turnover rate	70%	116%	54%	63%	55%

(A)	Total return reflects all Portfolio expenses.

	Large Growth
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	10.75%	35.32%	14.91%	(1.78)%	16.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 926,582	$ 942,018	$ 825,014	$ 1,016,307	$ 1,176,583
Expenses to average net assets (B)
After (waiver/reimbursement)	0.65%	0.65%	0.65%	0.65%	0.65%
Before (waiver/reimbursement)	0.65%	0.66%	0.66%	0.65%	0.66%
Net investment income (loss) to average net assets (C)	0.42%	0.57%	0.75%	0.34%	0.56%
Portfolio turnover rate (D)	73%	49%	53%	53%	119%

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies in which the Portfolio invests.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

	Mid Value
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	12.97%	32.99%	19.50%	(2.19)%	21.29%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 868,934	$ 975,081	$ 777,964	$ 748,835	$ 909,134
Expenses to average net assets
After (waiver/reimbursement)	0.70%	0.70%	0.70%	0.70%	0.69%
Before (waiver/reimbursement)	0.70%	0.70%	0.70%	0.70%	0.69%
Net investment income (loss) to average net assets	1.32%	0.93%	1.36%	1.08%	1.14%
Portfolio turnover rate	92%	53%	71%	69%	76%

(A)	Total return reflects all Portfolio expenses.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Mid Growth
	December 31, 2014	December 31, 2013		December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	8.04%	30.35%		13.93%	(6.90)%	29.27%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 126,129	$ 150,143		$ 164,933	$ 206,602	$ 269,733
Expenses to average net assets
After (waiver/reimbursement)	0.75%	0.75%		0.75%	0.75%	0.75%
Before (waiver/reimbursement)	0.76%	0.77%		0.76%	0.75%	0.75%
Net investment income (loss) to average net assets	0.60%	(—)%	(B)	0.10%	(0.33)%	(0.36)%
Portfolio turnover rate	60%	234%		178%	135%	199%

(A)	Total return reflects all Portfolio expenses.
(B)	Rounds to less than 0.01% or (0.01)%.

	Small Value
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	7.38%	34.10%	16.11%	1.35%	23.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 76,593	$ 82,298	$ 70,183	$ 103,958	$ 134,427
Expenses to average net assets
After (waiver/reimbursement)	0.85%	0.85%	0.85%	0.85%	0.85%
Before (waiver/reimbursement)	0.88%	0.88%	0.88%	0.87%	0.87%
Net investment income (loss) to average net assets	0.99%	0.57%	1.41%	0.63%	0.84%
Portfolio turnover rate	18%	16%	15%	16%	121%

(A)	Total return reflects all Portfolio expenses.

	Small Core
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	4.21%	33.62%	15.04%	(2.19)%	29.89%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 306,291	$ 334,182	$ 296,936	$ 296,060	$ 341,598
Expenses to average net assets	0.83%	0.84%	0.84%	0.84%	0.85%
Net investment income (loss) to average net assets	1.05%	0.74%	1.07%	0.32%	0.43%
Portfolio turnover rate	148%	195%	59%	59%	55%

(A)	Total return reflects all Portfolio expenses.

	Small Growth
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	3.13%	37.97%	1.30%	(6.45)%	25.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 66,461	$ 73,064	$ 58,300	$ 108,124	$ 142,731
Expenses to average net assets
After (waiver/reimbursement)	0.90%	0.90%	0.90%	0.90%	0.90%
Before (waiver/reimbursement)	0.91%	0.93%	0.94%	0.94%	0.93%
Net investment income (loss) to average net assets	(0.37)%	(0.46)%	(0.20)%	(0.37)%	(0.41)%
Portfolio turnover rate	78%	72%	209%	120%	99%

(A)	Total return reflects all Portfolio expenses.

	International Equity
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Total return (A)	(7.74)%	13.92%	17.35%	(13.51)%	14.94%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 499,180	$ 612,105	$ 614,432	$ 680,170	$ 893,260
Expenses to average net assets	0.83%	0.85%	0.82%	0.82%	0.81%
Net investment income (loss) to average net assets	2.80%	1.31%	1.65%	1.70%	1.45%
Portfolio turnover rate	28%	116%	23%	24%	29%

(A)	Total return reflects all Portfolio expenses.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Partners Portfolios (the “Series Portfolio”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a series trust under the laws of the State of New York. The Series Portfolio applies investment company accounting and reporting guidance. The Series Portfolio is composed of fifteen different series that are, in effect, separate investment funds: Transamerica Partners Money Market Portfolio (“Money Market”), Transamerica Partners High Quality Bond Portfolio (“High Quality Bond”), Transamerica Partners Inflation-Protected Securities Portfolio (“Inflation-Protected Securities”), Transamerica Partners Core Bond Portfolio (“Core Bond”), Transamerica Partners High Yield Bond Portfolio (“High Yield Bond”), Transamerica Partners Balanced Portfolio (“Balanced”), Transamerica Partners Large Value Portfolio (“Large Value”), Transamerica Partners Large Core Portfolio (“Large Core”), Transamerica Partners Large Growth Portfolio (“Large Growth”), Transamerica Partners Mid Value Portfolio (“Mid Value”), Transamerica Partners Mid Growth Portfolio (“Mid Growth”), Transamerica Partners Small Value Portfolio (“Small Value”), Transamerica Partners Small Core Portfolio (“Small Core”), Transamerica Partners Small Growth Portfolio (“Small Growth”), and Transamerica Partners International Equity Portfolio (“International Equity”) (each a “Portfolio” and collectively, the “Portfolios”). Each Portfolio issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Portfolios. Accredited investors include investment companies, insurance company separate accounts, common or commingled trust funds, or other similar organizations or entities.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolios. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of each Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolios’ investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolios’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolios, such as the custodian, the transfer agent, the Portfolios’ independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolios; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolios by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to each Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolios and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolios by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolios from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of each Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolios’ custodian and their dividend disbursing agent and monitoring their services to the Portfolios; assisting the Portfolios in preparing reports to shareholders; acting as liaison with the Portfolios’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolios. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolios for inclusion in regulatory filings and trustees’ and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolios, as numerated within the Statements of Operations.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios and/or its affiliates that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

In preparing the Portfolios’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolios.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolios pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolios to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolios may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolios may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolios in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolios seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately in the Statements of Operations. Income from loaned securities in the Statements of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statements of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolios purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolios’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolios will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolios and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolios, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolios are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolios may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolios may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolios invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolios may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Portfolios are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Option contracts: The Portfolios are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, enter into option contracts to manage exposure to various market fluctuations. The Portfolios purchase or write put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolios pay premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolios write a covered call or put option, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

Inflation-capped options: The Portfolios purchase or write inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolios from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products.

Foreign currency options: The Portfolios may purchase or write foreign currency options. Purchasing foreign currency options gives the Portfolios the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Transactions in written options were as follows:

Inflation-Protected Securities	Premiums	Contracts
Balance at December 31, 2013	$15,173	207
Sales	415,290	1,381
Closing Buys	(148,909)	(817)
Expirations	(167,327)	(631)
Exercised	—	—

Balance at December 31, 2014	$114,227	140

Core Bond	Premiums	Contracts
Balance at December 31, 2013	$48,432	663
Sales	573,727	1,534
Closing Buys	(622,159)	(2,197)
Expirations	—	—
Exercised	—	—

Balance at December 31, 2014	$—	—

Balanced	Premiums	Contracts
Balance at December 31, 2013	$1,680	23
Sales	21,346	57
Closing Buys	(23,026)	(80)
Expirations	—	—
Exercised	—	—

Balance at December 31, 2014	$—	—

Transactions in written swaptions, inflation cap and foreign exchange options were as follows:

Inflation-Protected Securities	Premiums	Notional Amount	Notional Amount		Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2013	$572,977	$26,415,000	AUD	—	EUR	8,590,000	JPY	—	NZD	—
Sales	1,323,601	53,375,000		26,255,000		9,315,000		1,000,000		1,340,000
Closing Buys	(912,134)	(39,420,000)		—		—		—		—
Expirations	(187,441)	(8,710,000)		—		(13,635,000)		(1,000,000)		(1,340,000)
Exercised	—	—		—		—		—		—
Balance at December 31, 2014	$797,003	$31,660,000	AUD	26,255,000	EUR	4,270,000	JPY	—	NZD	—

Core Bond	Premiums	Notional Amount
Balance at December 31, 2013	$91,923	JPY	3,560,000,000
Sales	—		—
Closing Buys	(91,923)		(3,560,000,000)
Expirations	—		—
Exercised	—		—

Balance at December 31, 2014	$—	JPY	—

Futures contracts: The Portfolios are subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolios are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolios, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolios. Upon entering into such contracts, the Portfolios bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statements of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolios and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolios, with the exception of Money Market, enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of realized gains or losses in the Statements of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. The Portfolios enter into credit default swaps to manage their exposure to the market or certain sectors of the market to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolios’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty, and by the posting of collateral.

Certain Portfolios sell credit default swaps, which exposes them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolios would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolios enter into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. Portfolios with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty, and by the posting of collateral.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Open centrally cleared swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded by the Portfolios, if applicable, and is shown on the Statements of Assets and Liabilities.

Open OTC swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The value, as applicable, is shown on the Statements of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Portfolios sell securities it does not own, but has borrowed, in anticipation of a decline in the fair market value of the securities. The Portfolios are obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolios’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Portfolios consider the short sale to be a borrowing by the Portfolios that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Portfolio may be unable to replace borrowed securities sold short.

The Portfolios investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as dividends and/or interest from securities sold short in the Statements of Operations. The Portfolios also bear other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as dividends and/or interest from securities sold short in the Statements of Operations.

Open short sale transactions at December 31, 2014, if any, are identified in the Schedule of Investments.

Loan participations and assignments: The Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolios to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolios assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolios, with the exception of Money Market, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolios that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolios have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolios may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolios held no unsecured loan participations at December 31, 2014.

Open loan participations and assignments at December 31, 2014, if any, are identified in the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuation.

TBA commitments held at December 31, 2014, if any, are identified in the Schedule of Investments. Open balances at December 31, 2014, if any, are included in the payable or receivable for investments purchased or sold in the Statements of Assets and Liabilities.

Structured notes: Certain Portfolios invest in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. Investing in structured notes involves the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Structured notes may be less liquid than other types of securities and more volatile than their underlying reference instruments.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Open structured notes at December 31, 2014, if any, are included within the Schedule of Investments.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolios may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios engage in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolios engage in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolios to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolios will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolios if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolios are delayed or prevented from completing the transaction. The Portfolios may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolios sell a security on a delayed delivery basis, the Portfolios do not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statements of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): Certain Portfolios may invest in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December, 31, 2014, if any, are listed in the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statements of Operations with a corresponding adjustment to cost.

Payment in-kind securities (“PIKs”): PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable in the Statements of Assets and Liabilities.

PIKs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Restricted and illiquid securities: The Portfolios may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolios with broker/dealers with which other Funds or Portfolios advised by TAM has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolios. In no event will commissions paid by the Portfolios be used to pay expenses that would otherwise be borne by any other Funds or Portfolios advised by TAM, or by any other party.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Commissions recaptured for the year ended December 31, 2014, are included in Net realized gain (loss) in the Statements of Operations and are summarized in the below table. Portfolios not listed in the below table did not have any commissions recaptured during the year ended December 31, 2014.

Portfolio	Commissions
Large Growth	$22,094
Mid Value	126,898
Small Value	468
Small Growth	2,659
International Equity	3,323

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolios are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolios value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolios utilize various methods to measure the fair value of their investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolios’ investments, at December 31, 2014, is disclosed in the Security Valuation section of each Portfolio’s Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolios use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolios’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds (“ETF”) are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolios using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TAM, the Portfolios’ investment adviser, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of Money Market, Core Bond, High Yield Bond and Balanced.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Transamerica Partners Funds Group (“TPFG”) is a an open-end management investment company. The percentage of each Portfolio that is owned by TPFG is as follows:

TPFG	Investments in Portfolio
Money Market	57.65%
High Quality Bond	27.76
Inflation-Protected Securities	41.04
Core Bond	27.01
High Yield Bond	14.52
Balanced	52.53
Large Value	31.05
Stock Index	6.93
Large Core	27.45
Large Growth	28.78
Mid Value	18.51
Mid Growth	47.19
Small Value	53.42
Small Core	26.85
Small Growth	58.68
International Equity	32.49

Transamerica Partners Funds Group II (“TPFG II”) is a an open-end management investment company. The percentage of each Portfolio that is owned by TPFG II is as follows:

TPFG II	Investments in Portfolio
Money Market	29.83%
High Quality Bond	15.64
Inflation-Protected Securities	30.22
Core Bond	30.27
High Yield Bond	38.72
Balanced	3.85
Large Value	11.18
Stock Index	15.45
Large Core	2.26
Large Growth	11.91
Mid Value	42.82
Mid Growth	18.05
Small Value	11.17
Small Core	9.02
Small Growth	16.66
International Equity	10.68

Transamerica Financial Life Insurance Company (“TFLIC”) is a wholly-owned subsidiary of Aegon USA. The percentage of each Portfolio that is owned by TFLIC sub-accounts is as follows:

TFLIC Sub-accounts	Investments in Portfolio
Money Market	3.47%
High Quality Bond	15.72
Inflation-Protected Securities	11.63
Core Bond	12.53
High Yield Bond	5.03
Balanced	40.97
Large Value	39.60

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TFLIC Sub-accounts	Investments in Portfolio
Large Core	54.40%
Large Growth	42.77
Mid Value	7.28
Mid Growth	1.05
Small Value	0.92
Small Core	53.29
Small Growth	1.01
International Equity	26.74

Diversified Investment Advisors Collective Investment Trust (“CIT”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of Aegon USA. The percentage of each Portfolio that is owned by CIT sub-accounts is as follows:

CIT Sub-accounts	Investments in Portfolio
Money Market	9.02%
High Quality Bond	32.00
Inflation-Protected Securities	12.49
Core Bond	25.47
High Yield Bond	24.27
Balanced	2.33
Large Value	13.41
Large Core	12.44
Large Growth	13.86
Mid Value	6.04
Mid Growth	17.67
Small Value	26.54
Small Core	9.20
Small Growth	15.59
International Equity	24.85

TAM Collective Trust Funds (“CTF”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of Aegon USA. The percentage of each Portfolio that is owned by CTF sub-accounts is as follows:

CTF Sub-accounts	Investments in Portfolio
Money Market	0.03%
High Quality Bond	8.88
Inflation-Protected Securities	4.61
Core Bond	4.72
High Yield Bond	17.46
Large Value	4.59
Large Core	3.46
Large Growth	2.60
Mid Value	25.35
Mid Growth	16.04
Small Value	7.95
Small Core	1.64
Small Growth	8.05
International Equity	5.24

TFS is the Portfolios’ administrator and receives no separate compensation for providing transfer agency services. TAM and TFS are affiliates of Aegon NV.

Certain officers and trustees of the Series Portfolio and of the entities that invest in the Series Portfolio are also officers and/or trustees of TAM or its affiliates. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Series Portfolio or from the entities that invest in the Series Portfolio.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Investment advisory fees: TAM manages the assets of each Portfolio of the Series Portfolio pursuant to the investment advisory agreement with the Series Portfolio. For its services, TAM receives fees from each Portfolio, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below corresponding to the Portfolios’ daily Average Net Assets (“ANA”).

For each Portfolio, TAM has entered into investment sub-advisory agreements with the Portfolios’ sub-advisers. It is the responsibility of each sub-adviser to make the day-to-day investment decisions of the Portfolios, and to place the purchase and sales orders for securities transactions of the Portfolios, subject in all cases to the general supervision of TAM. Payment of fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of a Portfolio.

Portfolio	Rate
Money Market	0.2500%
High Quality Bond	0.3500
Inflation-Protected Securities	0.3500
Core Bond (Effective May 1, 2014)
First $2 billion	0.3500
Over $2 billion	0.3350
Core Bond (Prior to May 1, 2014)	0.3500
High Yield (Effective May 1, 2014)
First $1.25 billion	0.5500
Over $1.25 billion to $2 billion	0.5250
Over $2 billion	0.5000
High Yield Bond (Prior to May 1, 2014)	0.5500
Balanced	0.4500
Large Value	0.4500
Large Core	0.6000
Large Growth (Effective July 1, 2014)
First $2 billion	0.6200
Over $2 billion to $3 billion	0.6100
Over $3 billion to $4 billion	0.6000
Over $4 billion	0.5800
Large Growth (Prior to July 1, 2014)	0.6200

Portfolio	Rate
Mid Value (Effective May 1, 2014)
First $750 million	0.6700%
Over $750 million to $1.5 billion	0.6650
Over $1.5 billion to $2 billion	0.6550
Over $2 billion	0.6475
Mid Value (Prior to May 1, 2014)	0.6700
Mid Growth	0.7200
Small Value	0.8200
Small Core
First $300 million	0.8000
Over $300 million	0.7700
Small Growth
First $300 million	0.8400
Over $300 million	0.8000
International Equity
First $500 million	0.7400
Over $500 million to $1 billion	0.7200
Over $1 billion to $2 billion	0.6900
Over $2 billion	0.6600

TAM has voluntarily elected to waive and/or reimburse Portfolio expenses to the extent that the total operating expenses exceed the below expense limit percentages corresponding to the Portfolios’ daily ANA.

Portfolio	Expense Limit	Maximum Operating Expense Limit Effective Through
Money Market	0.30%	May 1, 2017
High Quality Bond	0.40	May 1, 2017
Inflation-Protected Securities	0.40	May 1, 2017
Core Bond	0.40	May 1, 2017
High Yield Bond	0.60	May 1, 2017
Balanced	0.50	May 1, 2017
Large Value	0.50	May 1, 2017
Large Core	0.65	May 1, 2017
Large Growth	0.65	May 1, 2017
Mid Value	0.70	May 1, 2017
Mid Growth	0.75	May 1, 2017
Small Value	0.85	May 1, 2017
Small Core	0.85	May 1, 2017
Small Growth	0.90	May 1, 2017
International Equity	0.90	May 1, 2017

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

The expenses waived and/or reimbursed are included in the Statements of Operations. Such fee waivers/reimbursements are not subject to recapture by TAM in future years.

TAM also may waive/reimburse additional fees from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. Expenses waived and/or reimbursed that are unsettled at year end are included in Due from adviser in the Statements of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by the Series Portfolio to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Brokerage commissions: There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2014.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

	Purchases of securities		Sales/maturities of securities
Portfolio	Long-term	U.S. government	Long-term	U.S. government
High Quality Bond	$150,396,426	$188,076,578	$188,614,243	$170,318,364
Inflation-Protected Securities	23,331,193	201,648,019	30,621,693	196,647,088
Core Bond	620,715,585	1,633,750,396	681,536,468	1,739,240,545
High Yield Bond	848,133,323	—	822,374,096	—
Balanced	63,252,551	62,095,316	55,626,181	60,741,883
Large Value	616,106,106	—	699,950,581	—
Large Core	240,184,016	—	244,950,441	—
Large Growth	666,553,678	—	769,402,420	—
Mid Value	860,372,129	—	1,075,905,487	—
Mid Growth	80,535,837	—	113,029,188	—
Small Value	13,201,651	—	23,549,146	—
Small Core	470,861,272	—	503,325,343	—
Small Growth	51,028,194	—	58,995,346	—
International Equity	159,510,016	—	221,891,881	—

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

Inflation-Protected Securities:

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	10	15	10
Purchased options and swaptions	9	10	11
Written options and swaptions	10	15	10
Swap agreements	7	4	6
Forward foreign currency contracts	22	12	16

(A)	Calculated based on positions held at each month end during the current year.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Inflation-Protected Securities (continued):

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives
Purchased options and swaptions (A) (B)	$377,838	$364,330	$742,168
Unrealized appreciation on futures contracts (B) (C)	29,674	—	29,674
OTC swap agreements, at value (B)	9,021	—	9,021
Unrealized appreciation on forward foreign currency contracts	—	694,984	694,984
Total gross amount of assets (D)	$416,533	$1,059,314	$1,475,847
Liability derivatives
Written options and swaptions (B)	$(608,149)	$(281,680)	$(889,829)
Unrealized depreciation on futures contracts (B) (C)	(952,338)	—	(952,338)
Centrally cleared swap agreements, at value (B) (E)	(268,788)	—	(268,788)
Unrealized depreciation on forward foreign currency contracts	—	(77,890)	(77,890)
Total gross amount of liabilities (D)	$(1,829,275)	$(359,570)	$(2,188,845)

(A)	Included within Investments, at value on the Statements of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(D)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.
(E)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Gross Amounts Not Offset in the Statements of Assets and Liabilities as of December 31, 2014:

The following table presents the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged for forward foreign currency transactions, option contracts and swap agreements as of December 31, 2014. See Repurchase agreement note for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities (A)	Value Available for Offset	Collateral Received (B)	Net Amount
Bank of America, N.A.	$10,589	$—	$—	$10,589
BNP Paribas	538,830	(6,560)	—	532,270
Deutsche Bank AG	431,736	$(267,639)	$(164,097)	$—
JPMorgan Chase Bank, N.A.	15,443	(15,443)	—	—
Royal Bank of Canada	117,953	(10,664)	—	107,289
UBS AG	252,309	(166,639)	—	85,670
Other Derivatives (C)	108,987	—	—	108,987
Total Assets	$1,475,847	$(466,945)	$(164,097)	$844,805

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Inflation-Protected Securities (continued):

Gross Amounts Not Offset in the Statements of Assets and Liabilities as of December 31, 2014 (continued):

Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities (A)	Value Available for Offset	Collateral Pledged (B)	Net Amount
BNP Paribas	$6,560	$(6,560)	$—	$—
Citibank, N.A.	381,275	—	—	381,275
Deutsche Bank AG	267,639	(267,639)	—	—
HSBC Bank USA	6,801	—	—	6,801
JPMorgan Chase Bank, N.A.	34,309	(15,443)	—	18,866
Royal Bank of Canada	10,664	(10,664)	—	—
Standard Chartered Bank	26,019	—	—	26,019
UBS AG	166,639	(166,639)	—	—
Other Derivatives (C)	1,288,939	—	—	1,288,939
Total Liabilities	$2,188,845	$(466,945)	$—	$1,721,900

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

For non-exchange-traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Effect of Derivative Instruments in the Statements of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$(1,258,488)	$(87,134)	$(1,345,622)
Futures contracts	(2,520,112)	—	(2,520,112)
Written options and swaptions	534,732	185,112	719,844
Swap agreements	(988,986)	—	(988,986)
Forward foreign currency contracts (B)	—	2,335,402	2,335,402
Total Net realized gain (loss)	(4,232,854)	2,433,380	(1,799,474)
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (C)	(311,713)	180,032	(131,681)
Futures contracts	(837,250)	—	(837,250)
Written options and swaptions	46,652	(118,224)	(71,572)
Swap agreements	(114,420)	—	(114,420)
Forward foreign currency transactions (D)	—	995,737	995,737
Total Net change in unrealized appreciation (depreciation)	(1,216,731)	1,057,545	(159,186)
Total	$(5,449,585)	$3,490,925	$(1,958,660)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statements of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statements of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statements of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on the Statements of Operations.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Core Bond:

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	7	—	8	(B)
Purchased options and swaptions	5	—	4	(B)
Written options and swaptions	4	—	4	(B)
Swap agreements	16	—	17	(B)
Forward foreign currency contracts	3	—	4	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Effect of Derivative Instruments in the Statements of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$(190,046)	$—	$—	$(190,046)
Futures contracts	5,581,819	—	—	5,581,819
Written options and swaptions	(36,775)	—	—	(36,775)
Swap agreements	(1,442,247)	—	328,048	(1,114,199)
Forward foreign currency contracts (B)	—	(247,013)	—	(247,013)
Total Net realized gain (loss)	3,912,751	(247,013)	328,048	3,993,786
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (C)	(179,780)	—	—	(179,780)
Futures contracts	296,716	—	—	296,716
Written options and swaptions	14,390	—	—	14,390
Swap agreements	22,157	—	(96,721)	(74,564)
Forward foreign currency transactions (D)	—	381,038	—	381,038
Total Net change in unrealized appreciation (depreciation)	153,483	381,038	(96,721)	437,800
Total	$4,066,234	$134,025	$231,327	$4,431,586

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statements of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statements of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statements of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on the Statements of Operations.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Balanced:

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	7	1	3
Purchased options and swaptions	1	—	1	(B)
Written options and swaptions	1	—	2	(B)
Swap agreements	—	—	4	(B)
Forward foreign currency contracts	2	—	2	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Liability derivatives
Unrealized depreciation on futures contracts (A)	$(1,212)	$(1,212)
Total gross amount of liabilities (B)	$(1,212)	$(1,212)

(A)	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(B)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statements of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$3,965	$—	$—	$—	$3,965
Futures contracts	185,823	—	—	102,521	288,344
Written options and swaptions	(4,625)	—	—	—	(4,625)
Swap agreements	(2,586)	—	2,153	—	(433)
Forward foreign currency contracts (B)	—	(9,341)	—	—	(9,341)
Total Net realized gain (loss)	182,577	(9,341)	2,153	102,521	277,910

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Balanced (continued):

Effect of Derivative Instruments in the Statements of Operations for the year ended December 31, 2014 (continued):

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (C)	$(8,868)	$—	$—	$—	$(8,868)
Futures contracts	(883)	—	—	(13,280)	(14,163)
Written options and swaptions	2,058	—	—	—	2,058
Forward foreign currency transactions (D)	—	8,296	—	—	8,296
Total Net change in unrealized appreciation (depreciation)	(7,693)	8,296	—	(13,280)	(12,677)
Total	$174,884	$(1,045)	$2,153	$89,241	$265,233

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statements of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statements of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statements of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on the Statements of Operations.

NOTE 6. FEDERAL INCOME TAXES

The Series Portfolio has received rulings from the Internal Revenue Service that each Portfolio will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Portfolios because taxable income/(loss) of each Portfolio is included in the income tax returns of the investors. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolios’ federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolios’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolios’ financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Portfolios identify their major tax jurisdictions as U.S. Federal, the states of Colorado, Florida and New York, and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. For tax purposes, each component of the Portfolios’ net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets. Each investor in the Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains; which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for real estate investment trusts, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, Late Year Ordinary Loss Deferrals, paydown gain/loss, foreign capital gains tax, and return of capital distributions from underlying investments.

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolios’ financial statements.

Transamerica Partners Portfolios	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 7. (continued)

In July 2014, the Securities and Exchange Commission voted to amend Rule 2a-7, which governs money market funds. A significant change resulting from these amendments is a requirement that institutional prime and institutional municipal money market funds transact fund shares based on a market-based NAV. Government, treasury, retail prime and retail municipal money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). The amendments have staggered compliance dates; however, the majority of these amendments will be effective on October 14, 2016, two years after the effective date for the rule amendments. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact to the Portfolios’ financial statements.

Transamerica Partners Portfolios	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Owners of Beneficial Interests of the Transamerica Partners Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Partners Portfolios (comprising, respectively, Money Market Portfolio, High Quality Bond Portfolio, Inflation-Protected Securities Portfolio, Core Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Large Value Portfolio, Large Core Portfolio, Large Growth Portfolio, Mid Value Portfolio, Mid Growth Portfolio, Small Value Portfolio, Small Core Portfolio, Small Growth Portfolio and International Equity Portfolio) (collectively, the “Portfolios”), as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising Transamerica Partners Portfolios at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Partners Portfolios	Annual Report 2014

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio and the operation of each Portfolio by its officers. The Board also reviews the management of each Portfolio’s assets by the investment adviser and its respective sub-adviser.

The Portfolios are among the Portfolios advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 172 funds as of the date of this Annual Report.

The mailing address of each Board Member is c/o Secretary, 4600 South Syracuse St., Suite 1100, Denver, CO 80237.

The Board Members of each Trust and each Portfolio Trust, their year of birth, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of Funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of either of the Trusts or Transamerica Partners Portfolios.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present); Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present); President, Investment Solutions, Transamerica Investments & Retirement (2014 – present); Vice President, Transamerica Premier Life Insurance Company (2010 – present); Vice President, Transamerica Life Insurance Company (2010 – present);	172	N/A

Transamerica Partners Portfolios	Annual Report 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – present);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – present)

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	172	First Allied Holdings Inc. (2013 – 2014)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	172	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010);	172	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Partners Portfolios	Annual Report 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida
(1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia
(1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	172	N/A
Russell A. Kimball, Jr. (1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	172	N/A
Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present);	172	N/A

Transamerica Partners Portfolios	Annual Report 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (continued)

President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds, TST and TIS
(2007 – present);

Board Member, TII
(2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Norman R. Nielsen, Ph.D. (1939)	Board Member**	Since 2007	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – 2014); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – 2014); Board Member, TII (2008 – 2010); Interim President, Mt. Mercy University (2013 – 2014); Director, Aspire Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	172	Buena Vista University Board of Trustees (2004 – present); Chairman (2012-present)
Joyce G. Norden (1939)	Board Member**	Since 2002	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – 2014); Board Member, TPP (2002 – 2014); Board Member, Transamerica Funds, TST and TIS (2007 – 2014); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	172	Board of Governors, Reconstructionist Rabbinical College (2007 – 2012)

Transamerica Partners Portfolios	Annual Report 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	172	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	172	Operation PAR,
Inc. (2008 – present);

West Central Florida
Council – Boy Scouts
of America
(2008 – 2013);
Remember Honor
Support, Inc.
(non-profit
organization)
(2013 – present)
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
**	Ms. Norden & Mr. Nielsen served as Board members through December 31, 2014, at which time they retired.

Transamerica Partners Portfolios	Annual Report 2014

Officers

The mailing address of each officer is c/o Secretary, 4600 South Syracuse St., Suite 1100, Denver, CO 80237. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (1973)	Board Member, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (1965)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS
(2014 – present);

Director, Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013)

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2007

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer
(2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (1960)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS
(2014 – present);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Transamerica Partners Portfolios	Annual Report 2014

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (1970)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TIS, TPP, TPFG,
TPFG II and TAAVF;

Vice President and Treasurer, TAM and TFS
(2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman
(2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010)

Matthew H. Huckman, Sr. (1968)	Tax Manager	Since 2014	Tax Manager, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present); Tax Manager, TFS (2012 – present); and Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).
Scott M. Lenhart (1961)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc.
(1999 – 2006); and

Assistant Chief Compliance Officer,
Raymond James Financial, Inc., Robert Thomas
Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Partners Portfolios	Annual Report 2014

TRANSAMERICA PARTNERS FUNDS

4600 South Syracuse Street, Suite 1100

Denver, Colorado 80237

Customer Service: 1-800-851-9777

Item 2: Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Fiscal Year Ended December 31:

		2014 (in thousands)	2013 (in thousands)
a.	Audit Fees	$175	$175
b.	Audit Related Fees (1)	—	—
c.	Tax Fees (2)	121	241
d.	All Other Fees (3)	—	—

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Audit Committee Preapproval Policy (“Procedures”). Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2013 and 2014 was zero.

(f)    Not Applicable.

(g)    Not Applicable.

(h)    The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Patricia L. Sawyer and John W. Waechter.

Item 6: Schedule of Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of the date of this filing and concluded that the Registrant’s disclosure control and procedures were effective as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1) The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by
Rule 30a-2(a) under the 1940 Act, are attached.
(3) Not applicable.

(b)	A certification for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Partners Portfolio (Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)

Date:	March 6, 2015
By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)

Date:	March 6, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer